UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-02896

Exact name of registrant as specified in charter:	Prudential Investment Portfolios, Inc. 15

Address of principal executive offices:	655 Broad Street, 6th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French
655 Broad Street, 6th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	8/31/2022

Date of reporting period:	8/31/2022

Item 1 – Reports to Stockholders

PGIM SHORT DURATION HIGH YIELD INCOME FUND

ANNUAL REPORT

AUGUST 31, 2022

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2022 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Short Duration High Yield Income Fund informative and useful. The report covers performance for the 12-month period that ended August 31, 2022.

The attention of the global economy and financial markets pivoted during the period from the COVID-19 pandemic to the challenge of rapidly rising inflation. While job growth and corporate profits remained strong, prices for a wide range of goods and services rose in response to economic re-openings, supply-chain disruptions, governmental stimulus, and Russia’s invasion of Ukraine. With inflation surging to a 40-year high, the US Federal Reserve and other central banks aggressively hiked interest rates, prompting recession concerns.

After rising to record levels at the end of 2021, stocks have fallen sharply in 2022 as investors worried about higher prices, slowing economic growth, geopolitical uncertainty, and new COVID-19 outbreaks. Equities rallied for a time during the summer but began falling again in late August on fears that the Fed would keep raising rates to tame inflation. For the entire 12-month period, equities suffered a broad-based global decline, although large-cap US stocks outperformed their small-cap counterparts by a significant margin. International developed and emerging markets trailed the US market during this time.

Rising rates and economic uncertainty drove fixed income prices broadly lower as well. US and global investment-grade bonds, along with US high yield corporate bonds and emerging market debt, all posted negative returns during the period.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we provide access to active investment strategies across the global markets in the pursuit of consistent outperformance for investors. PGIM is the world’s 11th-largest investment manager with more than $1.5 trillion in assets under management. Our scale and investment expertise allow us to deliver a diversified suite of actively managed solutions across a broad spectrum of asset classes and investment styles.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Short Duration High Yield Income Fund

October 14, 2022

PGIM Short Duration High Yield Income Fund 3

Your Fund’s Performance  (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 8/31/22
	One Year (%)	Five Years (%)	Since Inception (%)

Class A

(with sales charges)	-7.45	2.67	3.29 (10/26/2012)

(without sales charges)	-5.32	3.14	3.53 (10/26/2012)

Class C

(with sales charges)	-6.83	2.37	2.75 (10/26/2012)

(without sales charges)	-5.92	2.37	2.75 (10/26/2012)

Class Z

(without sales charges)	-5.08	3.40	3.79 (10/26/2012)

Class R6

(without sales charges)	-5.03	3.45	3.79 (10/27/2014)

Bloomberg US High Yield Ba/B 1-5 Year 1% Capped Index

	-5.86	2.92	—

Average Annual Total Returns as of 8/31/22 Since Inception (%)
	Class A, Class C, Class Z	Class R6
	(10/26/2012)	(10/27/2014)

Bloomberg US High Yield Ba/B 1-5 Year 1% Capped Index	3.82	3.27

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the class’ inception date.

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Growth of a $10,000 Investment  (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Bloomberg US High Yield Ba/B 1-5 Year 1% Capped Index, by portraying the initial account values at the commencement of operations for Class Z shares (October 26, 2012) and the account values at the end of the current fiscal year (August 31, 2022), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Short Duration High Yield Income Fund 5

Your Fund’s Performance  (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R6

Maximum initial sales charge	2.25% of the public offering price	None	None	None

Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $500,000 or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None

Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.25%	1.00%	None	None

Benchmark Definition

Bloomberg US High Yield Ba/B 1–5 Year 1% Capped Index—The Bloomberg US High Yield Ba/B Rated 1–5 Year 1% Capped Index represents the performance of US short duration, higher-rated high yield bonds.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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Credit Quality expressed as a percentage of total investments as of 8/31/22 (%)

AAA	6.0

BBB	3.1

BB	48.0

B	23.3

CCC	8.3

CC	0.5

Cash/Cash Equivalents	10.8

Total	100.0

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change.

Distributions and Yields as of 8/31/22

	Total Distributions Paid for One Year ($)	SEC 30-Day Subsidized Yield* (%)	SEC 30-Day Unsubsidized Yield** (%)

Class A	0.42	6.23	6.21

Class C	0.35	5.60	5.55

Class Z	0.44	6.63	6.55

Class R6	0.45	6.68	6.65

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements). The investor experience is represented by the SEC 30-Day Subsidized Yield.

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses. The investor experience is represented by the SEC 30-Day Subsidized Yield.

PGIM Short Duration High Yield Income Fund 7

Strategy and Performance Overview*

(unaudited)

How did the Fund perform?

The PGIM Short Duration High Yield Income Fund’s class Z shares returned –5.08% in the 12-month reporting period that ended August 31, 2022, outperforming the –5.86% return of the Bloomberg US High Yield Ba/B 1-5 Year 1% Capped Index (the Index).

What were the market conditions?

•

After posting gains during the latter part of 2021, US high yield bonds posted significant declines over the first eight months of 2022—including, in the second quarter, their worst quarterly performance since the first quarter of 2020—as rate hike concerns, high and persistent inflation, and recession fears overshadowed the strength of earnings and credit fundamentals.

•

Retail demand for high yield remained negative throughout much of the period, as a combination of slowing global growth and higher-than-expected inflation leading to an increasingly hawkish Federal Reserve (Fed) drove outflows from high yield bond mutual funds. However, subdued primary market activity combined with a high volume of calls, tenders, and coupon payments provided for a relatively solid technical backdrop.

•

Spreads on the Bloomberg US High Yield 1% Issuer Constrained Bond Index widened by 199 basis points (bps) over the period to end August 31, 2022, at 491 bps. (One basis point equals 0.01%). Spreads on the short duration, higher-quality portion of the high yield market, as measured by the Bloomberg US High Yield Ba/B 1-5 Year (1% Constrained) Index, widened 153 bps over the period to 425 bps.

•

After posting outflows of $14 billion during 2021, high yield bond mutual funds saw nearly $41 billion of outflows during the first eight months of 2022. For the period, spreads on the Bloomberg US Corporate High Yield Bond Index widened 196 bps to 484 bps as of August 31, 2022. By quality, higher-quality (BB-rated and B-rated) credits outperformed their lower-quality (CCC-rated) peers during the period as investors sought out the relative safety of higher-rated credits.

•

After seeing record gross issuance in 2021, the high yield primary market slowed considerably during the first part of 2022 as issuers sat out the volatility, helping to offset some of the technical headwinds from negative fund flows. After issuing $484 billion in high yield bonds during 2021, companies issued a mere $81 billion through the first eight months of 2022.

•

The par-weighted US high yield default rate, including distressed exchanges, ended the period at 1.20%, up from 1.13% the year before, and below the long-term historical average of 3.20%, according to J.P. Morgan.

What worked?

•	Overall security selection was the largest contributor to returns during the period, with positions in the telecom, upstream energy, and technology industries being the largest contributors.

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•

While overall industry selection detracted from performance, underweights, relative to the Index, to banking and retailers & restaurants—along with an overweight to electric utilities—contributed to performance.

•	In individual security selection, positions in Chesapeake Energy Corp. (upstream energy), Veon Ltd. (telecom), and Lumen Technologies Inc. (telecom) were the largest contributors to performance.

•

Relative to the Index, having more beta, on average, during the early part of the period and less beta, on average, during the latter part of the period contributed to returns. (Beta is a measure of the volatility or risk of a security or portfolio compared to the market or index.)

What didn’t work?

•	Overall industry selection detracted from performance, with an overweight to telecom—along with underweights to midstream and downstream energy—detracting the most.

•	While overall security selection was positive, selection within the finance & insurance, electric utilities, and consumer non-cyclical industries detracted.

•

In individual security selection, positioning in Diamond Sports Group LLC (media & entertainment), Bausch Health Companies (healthcare & pharmaceuticals), and Heritage Power LLC (electric utilities) detracted from results.

Did the Fund use derivatives?

The Fund used credit index derivatives, interest rate futures, and swaps to manage its overall risk profile during the period—the aggregate impact of which was positive.

Current outlook

•

While strong credit fundamentals continue to sustain low US high yield default rates, PGIM Fixed Income has grown more cautious in light of increased geopolitical, inflation, and recession risks. In PGIM Fixed Income’s view, most US high yield issuers should be able to withstand the impacts of higher rates, slower growth, and inflation, aided in large part by a lack of near-term maturities. However, PGIM Fixed Income now anticipates higher default rates of 3% and 7% over the next two years, should the economy follow its base-case scenario of a shallow recession—induced by aggressive rate hikes and persistent inflation—occurring in that time.

•

Although PGIM Fixed Income remains defensive and is prepared for further spread widening, it does not expect defaults to be as severe as in previous downturns due to the favorable position most issuers find themselves in today, with strong debt serviceability, favorable maturity profiles, and strong cash flows. Notably, if inflation subsides sooner than expected, and/or the Fed engineers a soft landing, there is meaningful upside potential in the market given current wider-than-average spreads and significant price discounts. As such, PGIM Fixed Income believes the market is reasonably close to fair value, with only modest spread widening needed to balance the risks and rewards.

PGIM Short Duration High Yield Income Fund 9

Strategy and Performance Overview* (continued)

•

In terms of positioning, PGIM Fixed Income is reducing its allocation to lower-quality issuers in favor of higher-quality BB-rated bonds. Key overweights, relative to the Index, include communications and technology. The Fund is underweight energy, transportation, consumer, and financials.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Fund’s benchmark index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended August 31, 2022. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information

PGIM Short Duration High Yield Income Fund 11

Fees and Expenses (continued)

provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Short Duration High Yield Income Fund		Beginning Account Value March 1, 2022	Ending Account Value August 31, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$ 957.10	1.00%	$4.93

	Hypothetical	$1,000.00	$1,020.16	1.00%	$5.09

Class C	Actual	$1,000.00	$ 953.50	1.75%	$8.62

	Hypothetical	$1,000.00	$1,016.38	1.75%	$8.89

Class Z	Actual	$1,000.00	$ 957.30	0.75%	$3.70

	Hypothetical	$1,000.00	$1,021.42	0.75%	$3.82

Class R6	Actual	$1,000.00	$ 957.50	0.70%	$3.45

	Hypothetical	$1,000.00	$1,021.68	0.70%	$3.57

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended August 31, 2022, and divided by the 365 days in the Fund’s fiscal year ended August 31, 2022 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Schedule of Investments

as of August 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS 93.1%

ASSET-BACKED SECURITIES 0.6%

Collateralized Loan Obligations

Carlyle Global Market Strategies CLO Ltd. (Cayman Islands), Series 2015-04A, Class A1R, 144A, 3 Month LIBOR + 1.340% (Cap N/A, Floor 0.000%)	4.050%(c)	07/20/32	7,000	$6,910,898
Madison Park Funding Ltd. (Cayman Islands), Series 2019-33A, Class AR, 144A, 3 Month SOFR + 1.290% (Cap N/A, Floor 1.290%)	3.618(c)	10/15/32	7,500	7,402,714
TICP CLO Ltd. (Cayman Islands), Series 2017-09A, Class A, 144A, 3 Month LIBOR + 1.140% (Cap N/A, Floor 1.140%)	3.850(c)	01/20/31	14,250	14,113,667

TOTAL ASSET-BACKED SECURITIES (cost $28,633,756)				28,427,279

BANK LOANS 8.2%

Airlines 0.4%
United Airlines, Inc., Class B Term Loan, 3 Month LIBOR + 3.750%	6.533(c)	04/21/28	21,524	20,838,116

Chemicals 0.8%

Diamond BC BV, Term Loan B, 1 - 3 Month LIBOR + 2.750%	5.415(c)	09/29/28	12,537	12,048,057
LSF11 A5 HoldCo., LLC, Term Loan, 1 Month SOFR + 3.500%	6.070(c)	10/15/28	6,319	6,175,402
Starfruit Finco BV (Netherlands), Initial Dollar Term Loan, 3 Month LIBOR + 2.750%	5.125(c)	10/01/25	10,669	10,383,775
TPC Group, Inc., DIP Facility, 3 Month SOFR + 10.000%^	10.051(c)	03/01/23	810	809,851
Venator Materials LLC, Initial Term Loan, 1 Month LIBOR + 3.000%	5.524(c)	08/08/24	9,375	8,613,555

				38,030,640

Commercial Services 0.7%

Cimpress PLC, Tranche B-1 Term Loan, 1 Month LIBOR + 3.500%	6.024(c)	05/17/28	7,128	6,842,880

See Notes to Financial Statements.
PGIM Short Duration High Yield Income Fund 13

Schedule of Investments  (continued)

as of August 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (Continued)

Commercial Services (cont’d.)
Trans Union LLC, 2021 Incremental Term B-6 Loan, 1 Month LIBOR + 2.250%	4.774%(c)	12/01/28	13,791	$13,528,130
Verscend Holding Corp., New Term Loan B, 1 Month LIBOR + 4.000%	6.524(c)	08/27/25	14,782	14,661,598

				35,032,608

Electric 0.1%

Heritage Power LLC, Term Loan B, 3 Month LIBOR + 6.000%	8.806(c)	07/30/26	10,368	4,075,780

Entertainment 0.2%

Golden Entertainment, Inc., Term B Facility Loan (First Lien), 3 Month LIBOR + 3.000%	5.460(c)	10/21/24	9,572	9,455,704

Healthcare-Services 0.3%

LifePoint Health, Inc., First Lien Term B Loan, 1 Month LIBOR + 3.750%	6.274(c)	11/16/25	16,066	15,530,338

Insurance 0.0%

Asurion LLC, New B-9 Term Loan, 1 Month LIBOR + 3.250%	5.774(c)	07/31/27	2,049	1,872,331

Media 0.1%

Diamond Sports Group LLC, First Lien Term Loan, 1 Month SOFR + 8.000%	10.387(c)	05/25/26	1,837	1,731,512
Second Lien Term Loan, 1 Month SOFR + 3.350%	5.637(c)	08/24/26	1,550	279,324

				2,010,836

Oil & Gas 0.5%

Ascent Resources Utica Holdings LLC, Second Lien Term Loan, 3 Month LIBOR + 9.000%	11.455(c)	11/01/25	21,327	22,499,985

Packaging & Containers 0.4%

Trident TPI Holdings, Inc., Tranche B-1 Term Loan, 3 Month LIBOR + 3.250%	5.500(c)	10/17/24	14,332	14,128,154

See Notes to Financial Statements.
14

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (Continued)

Packaging & Containers (cont’d.)
Trident TPI Holdings, Inc., (cont’d.)
Tranche B-3 DDTL Commitments, 3 Month LIBOR + 4.000%	5.410%(c)	09/15/28	331	$320,399
Tranche B-3 Initial Term Loans, 3 Month LIBOR + 4.000%	6.250(c)	09/15/28	3,716	3,593,549

				18,042,102

Pharmaceuticals 0.5%

Change Healthcare Holdings LLC, Closing Date Term Loan, 1 - 3 Month LIBOR + 2.500%	5.024(c)	03/01/24	18,813	18,674,874
Gainwell Acquisition Corp., Term B Loan, 3 Month LIBOR + 4.000%	6.250(c)	10/01/27	4,173	4,068,255

				22,743,129

Retail 0.3%

LBM Acquisition LLC, First Lien Initial Term Loan, 6 Month LIBOR + 3.750%	7.121(c)	12/17/27	8,662	7,885,918
White Cap Buyer LLC, Term Loan, 1 Month SOFR + 3.750%	6.205(c)	10/19/27	3,950	3,809,281

				11,695,199

Software 1.9%

Boxer Parent Co., Inc., 2021 Replacement Dollar Term Loan, 1 Month LIBOR + 3.750%	6.274(c)	10/02/25	18,790	18,094,842
Second Lien Incremental Term Loan, 1 Month LIBOR + 5.500%	8.024(c)	02/27/26	1,125	1,053,000
Camelot Co. (Luxembourg), Amendment No. 2 Incremental Term Loans, 1 Month LIBOR + 3.000%	5.524(c)	10/30/26	2,930	2,855,284
Dun & Bradstreet Corp., Term Loan B, 1 Month LIBOR + 3.250%	5.743(c)	02/06/26	9,852	9,556,339
Finastra USA, Inc., First Lien Dollar Term Loan, 6 Month LIBOR + 3.500%	6.871(c)	06/13/24	26,471	24,710,211
Greeneden U.S. Holdings II LLC, B-4 Dollar Term Loan, 1 Month LIBOR + 4.000%	6.524(c)	12/01/27	5,023	4,931,103
Rackspace Technology Global, Inc., Term B Loan, 3 Month LIBOR + 2.750%	5.617(c)	02/15/28	2,888	2,335,302

See Notes to Financial Statements.
PGIM Short Duration High Yield Income Fund 15

Schedule of Investments  (continued)

as of August 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (Continued)

Software (cont’d.)
Skillsoft Finance II, Inc., Initial Term Loan, 1 Month SOFR + 5.250%	7.652%(c)	07/14/28	10,385	$9,960,940
TIBCO Software, Inc., Term Loan B-3, 1 Month LIBOR + 3.750%	6.280(c)	06/30/26	12,818	12,741,047
UKG, Inc., First Lien 2021-2 Incremental Term Loan, 3 Month LIBOR + 3.250%	5.535(c)	05/04/26	5,541	5,355,731

				91,593,799

Telecommunications 2.0%

Digicel International Finance Ltd. (Saint Lucia), First Lien Initial Term B Loan, 1 Month LIBOR + 3.250%	5.774(c)	05/27/24	9,287	8,536,285
Intelsat Jackson Holdings SA (Luxembourg), Term B Loan, 6 Month SOFR + 4.250%	7.445(c)	02/01/29	29,777	28,148,140
MLN U.S. HoldCo., LLC, Term B Loan (First Lien), 1 Month LIBOR + 4.500%	6.873(c)	11/30/25	556	294,508
Viasat, Inc., Initial Term Loan, 1 Month SOFR + 4.614%	7.070(c)	03/02/29	15,666	14,382,979
West Corp., Incremental B1 Term Loan, 1 Month LIBOR + 3.500%	6.024(c)	10/10/24	7,153	5,822,373
Initial Term B Loan, 1 Month LIBOR + 4.000%	6.524(c)	10/10/24	33,653	27,343,213
Xplornet Communications, Inc. (Canada), Refinancing Term Loan, 1 Month LIBOR + 4.000%	6.524(c)	10/02/28	12,704	11,687,680

				96,215,178

TOTAL BANK LOANS (cost $413,573,022)				389,635,745

CORPORATE BONDS 77.4%

Advertising 0.0%

National CineMedia LLC, Sr. Unsec’d. Notes(a)	5.750	08/15/26	1,875	937,765

Aerospace & Defense 2.4%

Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A(a)	6.000	02/15/28	15,150	13,433,467
Sr. Unsec’d. Notes, 144A(a)	7.125	06/15/26	17,950	17,048,013
Sr. Unsec’d. Notes, 144A	7.500	12/01/24	13,100	13,014,850
Sr. Unsec’d. Notes, 144A	7.500	03/15/25	8,866	8,672,189

See Notes to Financial Statements.
16

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Aerospace & Defense (cont’d.)
Bombardier, Inc. (Canada), (cont’d.)
Sr. Unsec’d. Notes, 144A	7.875%	04/15/27	14,325	$13,651,725
Spirit AeroSystems, Inc., Sec’d. Notes, 144A(a)	7.500	04/15/25	6,836	6,692,538
TransDigm UK Holdings PLC, Gtd. Notes	6.875	05/15/26	8,575	8,308,944
TransDigm, Inc., Gtd. Notes	5.500	11/15/27	20,458	18,409,045
Gtd. Notes	7.500	03/15/27	7,970	7,762,374
Sr. Sec’d. Notes, 144A	6.250	03/15/26	7,425	7,291,948

				114,285,093

Airlines 1.1%
American Airlines, Inc., Sr. Sec’d. Notes, 144A	11.750	07/15/25	2,721	3,005,859
American Airlines, Inc./AAdvantage Loyalty IP Ltd., Sr. Sec’d. Notes, 144A	5.500	04/20/26	39,119	37,120,410
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd.,
Sr. Sec’d. Notes, 144A	5.750	01/20/26	2,875	2,614,698
United Airlines, Inc., Sr. Sec’d. Notes, 144A	4.375	04/15/26	11,450	10,438,952

				53,179,919

Apparel 0.3%
Hanesbrands, Inc., Gtd. Notes, 144A	4.875	05/15/26	4,625	4,257,261
William Carter Co. (The), Gtd. Notes, 144A	5.625	03/15/27	8,090	7,845,578

				12,102,839

Auto Manufacturers 0.4%
Allison Transmission, Inc., Sr. Unsec’d. Notes, 144A(a)	4.750	10/01/27	5,775	5,370,811
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	2.700	08/10/26	1,750	1,520,916
Sr. Unsec’d. Notes	5.584	03/18/24	1,525	1,519,645

See Notes to Financial Statements.
PGIM Short Duration High Yield Income Fund 17

Schedule of Investments  (continued)

as of August 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Auto Manufacturers (cont’d.)

Jaguar Land Rover Automotive PLC (United Kingdom), Gtd. Notes, 144A	7.750%	10/15/25	6,625	$6,196,031
PM General Purchaser LLC, Sr. Sec’d. Notes, 144A	9.500	10/01/28	2,950	2,609,684

				17,217,087

Auto Parts & Equipment 0.6%

Adient Global Holdings Ltd., Gtd. Notes, 144A(a)	4.875	08/15/26	5,475	5,030,156
American Axle & Manufacturing, Inc.,
Gtd. Notes(a)	6.250	03/15/26	1,516	1,471,513
Gtd. Notes(a)	6.500	04/01/27	4,444	4,153,547
Dana Financing Luxembourg Sarl, Gtd. Notes, 144A(a)	5.750	04/15/25	12,473	12,277,349
Dana, Inc., Sr. Unsec’d. Notes	5.375	11/15/27	1,400	1,249,203
Titan International, Inc., Sr. Sec’d. Notes	7.000	04/30/28	2,300	2,199,380

				26,381,148

Banks 0.4%

Freedom Mortgage Corp., Sr. Unsec’d. Notes, 144A(a)	7.625	05/01/26	4,475	3,701,592
Popular, Inc. (Puerto Rico), Sr. Unsec’d. Notes(a)	6.125	09/14/23	16,300	16,468,053

				20,169,645

Building Materials 1.1%

Cemex SAB de CV (Mexico), Gtd. Notes, 144A	7.375	06/05/27	1,885	1,903,850
Eco Material Technologies, Inc., Sr. Sec’d. Notes, 144A	7.875	01/31/27	3,075	2,851,726
JELD-WEN, Inc.,
Gtd. Notes, 144A	4.625	12/15/25	450	387,459
Gtd. Notes, 144A(a)	4.875	12/15/27	6,927	5,370,269
Sr. Sec’d. Notes, 144A(a)	6.250	05/15/25	1,850	1,801,917
Masonite International Corp., Gtd. Notes, 144A(a)	5.375	02/01/28	1,652	1,536,360
Standard Industries, Inc., Sr. Unsec’d. Notes, 144A	4.750	01/15/28	9,100	7,992,562

See Notes to Financial Statements.
18

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Building Materials (cont’d.)

Standard Industries, Inc., (cont’d.) Sr. Unsec’d. Notes, 144A(a)	5.000%	02/15/27	32,511	$29,944,331
Summit Materials LLC/Summit Materials Finance Corp., Gtd. Notes, 144A	6.500	03/15/27	330	328,080

				52,116,554

Chemicals 2.8%

Avient Corp., Sr. Unsec’d. Notes, 144A(a)	5.750	05/15/25	33,687	33,213,087
Cornerstone Chemical Co., Sr. Sec’d. Notes, 144A(a)	6.750	08/15/24	6,000	5,188,791
NOVA Chemicals Corp. (Canada), Sr. Unsec’d. Notes, 144A(a)	4.875	06/01/24	9,350	8,943,088
Olympus Water US Holding Corp., Sr. Sec’d. Notes, 144A	4.250	10/01/28	3,481	2,842,870
Rain CII Carbon LLC/CII Carbon Corp., Sec’d. Notes, 144A	7.250	04/01/25	16,813	15,763,248
Sasol Financing International Ltd. (South Africa), Gtd. Notes(a)	4.500	11/14/22	2,000	1,990,000
SPCM SA (France), Sr. Unsec’d. Notes, 144A(a)	3.125	03/15/27	18,392	16,368,880
TPC Group, Inc.,
Sr. Sec’d. Notes, 144A	10.500	08/01/24(d)	9,649	5,325,073
Sr. Sec’d. Notes, 144A	10.875	08/01/24(d)	4,878	4,914,313
Venator Finance Sarl/Venator Materials LLC,
Gtd. Notes, 144A(a)	5.750	07/15/25	4,070	2,976,188
Sr. Sec’d. Notes, 144A	9.500	07/01/25	25,261	24,376,865
WR Grace Holdings LLC,
Sr. Sec’d. Notes, 144A	4.875	06/15/27	4,915	4,567,416
Sr. Sec’d. Notes, 144A	5.625	10/01/24	8,500	8,368,028

				134,837,847

Commercial Services 4.6%

Adtalem Global Education, Inc., Sr. Sec’d. Notes, 144A(a)	5.500	03/01/28	5,453	5,146,517
Allied Universal Holdco LLC/Allied Universal Finance Corp.,
Sr. Sec’d. Notes, 144A	6.625	07/15/26	55,846	52,280,499
Sr. Unsec’d. Notes, 144A(a)	9.750	07/15/27	8,179	7,474,216

See Notes to Financial Statements.
PGIM Short Duration High Yield Income Fund 19

Schedule of Investments  (continued)

as of August 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Commercial Services (cont’d.)
Allied Universal Holdco LLC/Allied Universal Finance
Corp./Atlas Luxco 4 Sarl,
Sr. Sec’d. Notes, 144A	4.625%	06/01/28		9,966	$8,440,803
Sr. Sec’d. Notes, 144A	4.625	06/01/28		3,625	3,029,938
Alta Equipment Group, Inc., Sec’d. Notes, 144A	5.625	04/15/26		19,350	16,814,471
AMN Healthcare, Inc., Gtd. Notes, 144A	4.625	10/01/27		14,965	13,862,799
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,
Gtd. Notes, 144A(a)	4.750	04/01/28		1,020	890,844
Gtd. Notes, 144A(a)	5.750	07/15/27		6,575	6,213,317
Gtd. Notes, 144A	5.750	07/15/27		13,920	13,178,565
Avis Budget Finance PLC, Gtd. Notes	4.750	01/30/26	EUR	1,825	1,708,694
Brink’s Co. (The),
Gtd. Notes, 144A(a)	4.625	10/15/27		1,311	1,180,076
Gtd. Notes, 144A	5.500	07/15/25		3,885	3,804,492
Herc Holdings, Inc., Gtd. Notes, 144A(a)	5.500	07/15/27		15,945	15,068,043
Hertz Corp. (The), Gtd. Notes, 144A(a)	4.625	12/01/26		2,025	1,736,837
MPH Acquisition Holdings LLC, Sr. Sec’d. Notes, 144A	5.500	09/01/28		5,425	4,623,754
Nielsen Co. Luxembourg Sarl (The), Gtd. Notes, 144A(a)	5.000	02/01/25		29,341	29,414,352
Verscend Escrow Corp., Sr. Unsec’d. Notes, 144A	9.750	08/15/26		32,143	32,479,667

					217,347,884

Computers 0.4%

CA Magnum Holdings (India), Sr. Sec’d. Notes, 144A	5.375	10/31/26		2,100	1,879,500
NCR Corp., Gtd. Notes, 144A	5.750	09/01/27		2,295	2,221,911
Tempo Acquisition LLC/Tempo Acquisition Finance Corp., Sr. Sec’d. Notes, 144A	5.750	06/01/25		12,417	12,356,110

					16,457,521

See Notes to Financial Statements.
20

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Distribution/Wholesale 0.3%
H&E Equipment Services, Inc., Gtd. Notes, 144A	3.875%	12/15/28	18,599	$15,718,398

Diversified Financial Services 2.9%
Bread Financial Holdings, Inc., Gtd. Notes, 144A	4.750	12/15/24	20,365	18,002,077
goeasy Ltd. (Canada),
Gtd. Notes, 144A(a)	4.375	05/01/26	4,250	3,803,750
Gtd. Notes, 144A	5.375	12/01/24	27,557	26,007,470
Home Point Capital, Inc., Gtd. Notes, 144A	5.000	02/01/26	4,250	3,018,735
LD Holdings Group LLC,
Gtd. Notes, 144A	6.125	04/01/28	10,350	5,590,168
Gtd. Notes, 144A	6.500	11/01/25	4,975	2,862,911
LFS Topco LLC,
Gtd. Notes, 144A	5.875	10/15/26	11,200	9,090,705
Nationstar Mortgage Holdings, Inc.,
Gtd. Notes, 144A	5.500	08/15/28	9,470	7,979,617
Gtd. Notes, 144A	6.000	01/15/27	5,875	5,249,795
OneMain Finance Corp.,
Gtd. Notes	3.500	01/15/27	1,000	829,463
Gtd. Notes(a)	3.875	09/15/28	2,525	1,985,697
Gtd. Notes	6.875	03/15/25	20,447	19,916,441
Gtd. Notes	7.125	03/15/26	17,838	16,620,283
Gtd. Notes	8.250	10/01/23	4,775	4,838,124
PennyMac Financial Services, Inc., Gtd. Notes, 144A	5.375	10/15/25	5,075	4,644,432
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., Gtd. Notes, 144A(a)	2.875	10/15/26	2,000	1,655,568
VistaJet Malta Finance PLC/XO Management Holding, Inc. (Switzerland),
Sr. Unsec’d. Notes, 144A(a)	7.875	05/01/27	4,275	3,943,688

				136,038,924

Electric 1.8%
Calpine Corp.,
Sr. Sec’d. Notes, 144A	4.500	02/15/28	10,845	9,923,066
Sr. Sec’d. Notes, 144A	5.250	06/01/26	7,765	7,548,657
Sr. Unsec’d. Notes, 144A(a)	5.125	03/15/28	9,786	8,741,254
NRG Energy, Inc.,
Gtd. Notes	5.750	01/15/28	6,098	5,750,485

See Notes to Financial Statements.
PGIM Short Duration High Yield Income Fund 21

Schedule of Investments  (continued)

as of August 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Electric (cont’d.)
NRG Energy, Inc., (cont’d.)
Gtd. Notes	6.625%	01/15/27	2,376	$2,367,837
Gtd. Notes, 144A(a)	5.250	06/15/29	5,000	4,471,739
Vistra Operations Co. LLC,
Gtd. Notes, 144A	5.000	07/31/27	19,991	18,621,095
Gtd. Notes, 144A	5.500	09/01/26	9,867	9,523,600
Gtd. Notes, 144A	5.625	02/15/27	20,675	19,986,229

				86,933,962

Electrical Components & Equipment 0.6%
WESCO Distribution, Inc.,
Gtd. Notes, 144A	7.125	06/15/25	23,148	23,242,275
Gtd. Notes, 144A(a)	7.250	06/15/28	5,999	6,056,791

				29,299,066

Electronics 0.5%
Likewize Corp.,
Sr. Sec’d. Notes, 144A	9.750	10/15/25	16,109	15,404,411
Sensata Technologies BV,
Gtd. Notes, 144A(a)	4.875	10/15/23	1,800	1,800,000
Gtd. Notes, 144A(a)	5.000	10/01/25	3,495	3,416,362
Gtd. Notes, 144A(a)	5.625	11/01/24	1,050	1,061,813

				21,682,586

Energy-Alternate Sources 0.1%
Enviva Partners LP/Enviva Partners Finance Corp., Gtd. Notes, 144A(a)	6.500	01/15/26	5,525	5,368,928

Engineering & Construction 0.2%
AECOM,
Gtd. Notes	5.125	03/15/27	7,640	7,459,740
Artera Services LLC,
Sr. Sec’d. Notes, 144A	9.033	12/04/25	2,025	1,663,189

				9,122,929

Entertainment 4.0%
AMC Entertainment Holdings, Inc.,
Sec’d. Notes, 144A, Cash coupon 10.000% or PIK 12.000% or Cash coupon 5.000% and PIK 6.000%	10.000	06/15/26	2,436	1,946,935

See Notes to Financial Statements.
22

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Entertainment (cont’d.)
Caesars Entertainment, Inc.,
Sr. Sec’d. Notes, 144A	6.250%	07/01/25	48,644	$47,493,588
Caesars Resort Collection LLC/CRC Finco, Inc.,
Sr. Sec’d. Notes, 144A(a)	5.750	07/01/25	13,536	13,300,484
CCM Merger, Inc.,
Sr. Unsec’d. Notes, 144A	6.375	05/01/26	11,865	11,185,862
Golden Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A	7.625	04/15/26	13,666	13,972,824
International Game Technology PLC,
Sr. Sec’d. Notes, 144A	4.125	04/15/26	7,725	7,082,821
Sr. Sec’d. Notes, 144A	6.250	01/15/27	3,725	3,638,319
Sr. Sec’d. Notes, 144A	6.500	02/15/25	24,851	24,664,617
Jacobs Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A	6.750	02/15/29	4,000	3,545,449
Motion Bondco DAC (United Kingdom),
Gtd. Notes, 144A(a)	6.625	11/15/27	8,750	7,559,843
Penn Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A	5.625	01/15/27	20,083	18,388,360
Scientific Games International, Inc.,
Gtd. Notes, 144A	8.625	07/01/25	11,910	12,258,560
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.,
Sr. Unsec’d. Notes, 144A	7.750	04/15/25	26,375	26,300,444

				191,338,106

Environmental Control 0.0%
GFL Environmental, Inc. (Canada),
Gtd. Notes, 144A(a)	4.000	08/01/28	1,700	1,445,425

Foods 2.5%
Albertson’s Cos., Inc./Safeway, Inc./New Albertson’s LP/Albertson’s LLC,
Gtd. Notes, 144A(a)	3.250	03/15/26	2,135	1,925,844
Gtd. Notes, 144A	4.625	01/15/27	17,925	16,427,891
B&G Foods, Inc.,
Gtd. Notes(a)	5.250	04/01/25	22,380	19,977,512
Gtd. Notes(a)	5.250	09/15/27	17,976	14,993,914
Chobani LLC/Chobani Finance Corp., Inc.,
Gtd. Notes, 144A(a)	7.500	04/15/25	24,686	23,553,768
Lamb Weston Holdings, Inc.,
Gtd. Notes, 144A(a)	4.875	05/15/28	1,000	956,007

See Notes to Financial Statements.
PGIM Short Duration High Yield Income Fund 23

Schedule of Investments  (continued)

as of August 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Foods (cont’d.)
Market Bidco Finco PLC (United Kingdom),
Sr. Sec’d. Notes, 144A	5.500%	11/04/27	GBP	6,500	$6,191,861
Pilgrim’s Pride Corp.,
Gtd. Notes, 144A	5.875	09/30/27		28,360	27,931,582
Post Holdings, Inc.,
Gtd. Notes, 144A(a)	5.750	03/01/27		3,199	3,136,314
US Foods, Inc.,
Sr. Sec’d. Notes, 144A	6.250	04/15/25		5,950	5,974,240

					121,068,933

Gas 0.9%
AmeriGas Partners LP/AmeriGas Finance Corp.,
Sr. Unsec’d. Notes	5.500	05/20/25		18,224	17,303,896
Sr. Unsec’d. Notes	5.625	05/20/24		6,218	6,141,510
Sr. Unsec’d. Notes	5.750	05/20/27		10,598	9,998,353
Sr. Unsec’d. Notes	5.875	08/20/26		11,889	11,377,855

					44,821,614

Healthcare-Services 2.4%
HCA, Inc.,
Gtd. Notes	7.050	12/01/27		15,705	16,854,040
Legacy LifePoint Health LLC,
Sr. Sec’d. Notes, 144A	4.375	02/15/27		18,630	16,195,494
Sr. Sec’d. Notes, 144A(a)	6.750	04/15/25		7,375	7,240,365
Prime Healthcare Services, Inc.,
Sr. Sec’d. Notes, 144A	7.250	11/01/25		35,586	32,544,629
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc.,
Gtd. Notes, 144A(a)	9.750	12/01/26		18,018	17,220,224
Tenet Healthcare Corp.,
Gtd. Notes, 144A(a)	6.125	10/01/28		8,968	8,222,331
Sr. Sec’d. Notes(a)	4.625	07/15/24		7,979	7,817,720
Sr. Sec’d. Notes, 144A(a)	4.875	01/01/26		2,850	2,707,799
Sr. Sec’d. Notes, 144A	5.125	11/01/27		4,642	4,302,884

					113,105,486

Home Builders 4.6%
Ashton Woods USA LLC/Ashton Woods Finance Co.,
Sr. Unsec’d. Notes, 144A	6.625	01/15/28		3,635	3,285,356

See Notes to Financial Statements.
24

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Home Builders (cont’d.)
Beazer Homes USA, Inc.,
Gtd. Notes	5.875%	10/15/27	16,812	$13,888,282
Gtd. Notes	6.750	03/15/25	12,045	11,512,329
Gtd. Notes	7.250	10/15/29	6,417	5,552,798
Brookfield Residential Properties, Inc./Brookfield Residential US LLC (Canada),
Gtd. Notes, 144A	6.250	09/15/27	31,689	28,057,441
Century Communities, Inc.,
Gtd. Notes	6.750	06/01/27	9,196	9,016,159
Empire Communities Corp. (Canada),
Sr. Unsec’d. Notes, 144A	7.000	12/15/25	30,366	26,190,675
Forestar Group, Inc.,
Gtd. Notes, 144A	3.850	05/15/26	16,810	14,299,761
Gtd. Notes, 144A	5.000	03/01/28	3,150	2,608,672
M/I Homes, Inc.,
Gtd. Notes	4.950	02/01/28	8,974	7,958,591
Mattamy Group Corp. (Canada),
Sr. Unsec’d. Notes, 144A	5.250	12/15/27	33,644	29,774,940
Meritage Homes Corp.,
Gtd. Notes	6.000	06/01/25	5,200	5,187,971
Shea Homes LP/Shea Homes Funding Corp.,
Sr. Unsec’d. Notes, 144A	4.750	02/15/28	6,075	5,068,068
STL Holding Co. LLC,
Sr. Unsec’d. Notes, 144A	7.500	02/15/26	10,659	9,536,126
Taylor Morrison Communities, Inc.,
Gtd. Notes, 144A	5.750	01/15/28	693	639,343
Gtd. Notes, 144A	5.875	06/15/27	6,681	6,459,143
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc.,
Gtd. Notes, 144A	5.625	03/01/24	13,425	13,307,766
Gtd. Notes, 144A	5.875	04/15/23	6,545	6,504,094
Tri Pointe Homes, Inc.,
Gtd. Notes	5.250	06/01/27	21,693	19,830,173
Gtd. Notes	5.700	06/15/28	2,393	2,157,091

				220,834,779

See Notes to Financial Statements.
PGIM Short Duration High Yield Income Fund 25

Schedule of Investments  (continued)

as of August 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Household Products/Wares 0.1%
Kronos Acquisition Holdings, Inc./KIK Custom Products, Inc. (Canada),
Gtd. Notes, 144A(a)	7.000%	12/31/27	3,000	$2,475,000
Sr. Sec’d. Notes, 144A	5.000	12/31/26	900	813,375

				3,288,375

Housewares 0.0%
Scotts Miracle-Gro Co. (The),
Gtd. Notes(a)	4.500	10/15/29	1,750	1,404,296

Internet 1.8%
Cablevision Lightpath LLC,
Sr. Sec’d. Notes, 144A	3.875	09/15/27	11,805	10,435,527
Cogent Communications Group, Inc.,
Sr. Sec’d. Notes, 144A	3.500	05/01/26	1,150	1,031,163
Go Daddy Operating Co. LLC/GD Finance Co., Inc.,
Gtd. Notes, 144A(a)	5.250	12/01/27	15,010	14,222,380
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc.,
Sr. Sec’d. Notes, 144A	4.750	04/30/27	18,380	16,048,592
NortonLifeLock, Inc.,
Sr. Unsec’d. Notes, 144A	5.000	04/15/25	46,405	45,772,809

				87,510,471

Iron/Steel 0.2%
Big River Steel LLC/BRS Finance Corp.,
Sr. Sec’d. Notes, 144A	6.625	01/31/29	5,861	5,874,100
Cleveland-Cliffs, Inc.,
Sr. Sec’d. Notes, 144A(a)	6.750	03/15/26	2,800	2,831,815

				8,705,915

Leisure Time 0.1%
Viking Cruises Ltd.,
Gtd. Notes, 144A	6.250	05/15/25	3,000	2,685,000

Lodging 2.1%
Boyd Gaming Corp.,
Gtd. Notes(a)	4.750	12/01/27	1,900	1,776,184
Genting New York LLC/GENNY Capital, Inc.,
Sr. Unsec’d. Notes, 144A	3.300	02/15/26	4,250	3,799,366

See Notes to Financial Statements.
26

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Lodging (cont’d.)
Las Vegas Sands Corp.,
Sr. Unsec’d. Notes	2.900%	06/25/25	900	$829,657
Sr. Unsec’d. Notes	3.500	08/18/26	700	629,467
MGM Resorts International,
Gtd. Notes(a)	4.625	09/01/26	12,877	11,737,379
Gtd. Notes(a)	4.750	10/15/28	13,264	11,664,308
Gtd. Notes(a)	5.500	04/15/27	17,000	15,667,000
Gtd. Notes(a)	5.750	06/15/25	965	938,380
Gtd. Notes(a)	6.750	05/01/25	11,396	11,398,289
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp.,
Sr. Sec’d. Notes, 144A	5.875	05/15/25	22,995	21,510,039
Wynn Macau Ltd. (Macau),
Sr. Unsec’d. Notes, 144A(a)	4.875	10/01/24	17,078	13,662,400
Sr. Unsec’d. Notes, 144A(a)	5.500	01/15/26	8,839	6,850,225

				100,462,694

Machinery-Diversified 1.3%
Maxim Crane Works Holdings Capital LLC,
Sec’d. Notes, 144A	10.125	08/01/24	38,660	36,769,707
TK Elevator US Newco, Inc. (Germany),
Sr. Sec’d. Notes, 144A	5.250	07/15/27	26,957	24,530,870

				61,300,577

Media 9.8%
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes, 144A	5.000	02/01/28	30,239	27,605,570
Sr. Unsec’d. Notes, 144A	5.125	05/01/27	57,054	54,193,139
Sr. Unsec’d. Notes, 144A	5.500	05/01/26	18,629	18,366,176
CSC Holdings LLC,
Gtd. Notes, 144A	5.375	02/01/28	22,800	20,607,083
Gtd. Notes, 144A	5.500	04/15/27	43,776	41,480,067
Sr. Unsec’d. Notes(a)	5.250	06/01/24	2,750	2,691,212
Sr. Unsec’d. Notes	5.875	09/15/22	4,100	4,100,000
Sr. Unsec’d. Notes, 144A(a)	7.500	04/01/28	12,585	11,201,400
Diamond Sports Group LLC/Diamond Sports Finance Co.,
Sec’d. Notes, 144A(a)	5.375	08/15/26	18,919	3,596,889
DISH DBS Corp.,
Gtd. Notes(a)	5.000	03/15/23	11,955	11,713,100
Gtd. Notes(a)	5.875	11/15/24	11,127	10,155,809

See Notes to Financial Statements.
PGIM Short Duration High Yield Income Fund 27

Schedule of Investments  (continued)

as of August 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Media (cont’d.)
DISH DBS Corp., (cont’d.)
Gtd. Notes	7.750%	07/01/26	46,200	$36,392,420
Gray Television, Inc.,
Gtd. Notes, 144A(a)	5.875	07/15/26	35,012	33,802,508
Gtd. Notes, 144A(a)	7.000	05/15/27	2,000	1,974,094
iHeartCommunications, Inc.,
Gtd. Notes(a)	8.375	05/01/27	17,540	15,433,296
Sr. Sec’d. Notes(a)	6.375	05/01/26	11,945	11,293,747
Sr. Sec’d. Notes, 144A(a)	4.750	01/15/28	12,578	10,785,381
Midcontinent Communications/Midcontinent Finance Corp.,
Gtd. Notes, 144A	5.375	08/15/27	23,983	22,446,374
Nexstar Media, Inc.,
Gtd. Notes, 144A(a)	5.625	07/15/27	40,900	38,973,423
Radiate Holdco LLC/Radiate Finance, Inc.,
Sr. Sec’d. Notes, 144A(a)	4.500	09/15/26	24,349	21,000,267
Sinclair Television Group, Inc.,
Gtd. Notes, 144A(a)	5.125	02/15/27	3,020	2,597,679
Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A(a)	5.125	02/15/25	45,428	43,878,507
Sr. Sec’d. Notes, 144A	6.625	06/01/27	12,490	12,094,264
Videotron Ltd. (Canada),
Gtd. Notes, 144A	5.125	04/15/27	412	386,250
Gtd. Notes, 144A(a)	5.375	06/15/24	7,288	7,204,844

				463,973,499

Mining 2.4%
Constellium SE,
Gtd. Notes, 144A(a)	5.875	02/15/26	4,236	4,055,970
First Quantum Minerals Ltd. (Zambia),
Gtd. Notes, 144A	6.500	03/01/24	20,161	19,959,390
Gtd. Notes, 144A	7.500	04/01/25	17,923	17,687,761
Freeport-McMoRan, Inc.,
Gtd. Notes	3.875	03/15/23	15,235	15,196,189
Gtd. Notes	4.375	08/01/28	1,820	1,715,846
Hudbay Minerals, Inc. (Canada),
Gtd. Notes, 144A(a)	4.500	04/01/26	20,285	18,155,075

See Notes to Financial Statements.
28

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Mining (cont’d.)
New Gold, Inc. (Canada),
Gtd. Notes, 144A	7.500%	07/15/27	5,250	$4,147,500
Novelis Corp.,
Gtd. Notes, 144A(a)	3.250	11/15/26	37,023	32,950,470

				113,868,201

Miscellaneous Manufacturing 0.2%
Amsted Industries, Inc.,
Gtd. Notes, 144A	5.625	07/01/27	11,346	11,006,203

Office/Business Equipment 0.1%
CDW LLC/CDW Finance Corp.,
Gtd. Notes	4.125	05/01/25	3,437	3,387,337

Oil & Gas 3.5%
Aethon United BR LP/Aethon United Finance Corp.,
Sr. Unsec’d. Notes, 144A	8.250	02/15/26	4,925	4,927,323
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp.,
Sr. Unsec’d. Notes^	7.875	12/15/24(d)	10,985	74,698
Ascent Resources Utica Holdings LLC/ARU Finance Corp.,
Gtd. Notes, 144A	9.000	11/01/27	8,489	10,312,605
Athabasca Oil Corp. (Canada),
Sec’d. Notes, 144A	9.750	11/01/26	18,792	19,637,640
Chesapeake Energy Corp.,
Gtd. Notes, 144A	5.500	02/01/26	2,425	2,338,602
CITGO Petroleum Corp.,
Sr. Sec’d. Notes, 144A	7.000	06/15/25	9,285	9,059,308
CNX Resources Corp.,
Gtd. Notes, 144A	7.250	03/14/27	2,650	2,633,942
Endeavor Energy Resources LP/EER Finance, Inc.,
Sr. Unsec’d. Notes, 144A	5.750	01/30/28	11,943	11,802,690
Hilcorp Energy I LP/Hilcorp Finance Co.,
Sr. Unsec’d. Notes, 144A(a)	5.750	02/01/29	1,200	1,102,624
MEG Energy Corp. (Canada),
Gtd. Notes, 144A	7.125	02/01/27	15,478	15,572,880
Nabors Industries Ltd.,
Gtd. Notes, 144A	7.250	01/15/26	6,225	5,639,850
Nabors Industries, Inc.,
Gtd. Notes(a)	5.750	02/01/25	4,190	3,861,557

See Notes to Financial Statements.
PGIM Short Duration High Yield Income Fund 29

Schedule of Investments  (continued)

as of August 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)
Nabors Industries, Inc., (cont’d.)
Gtd. Notes, 144A	7.375%	05/15/27		7,625	$7,358,254
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes(a)	5.875	09/01/25		4,250	4,359,793
Sr. Unsec’d. Notes	6.950	07/01/24		175	182,719
Sr. Unsec’d. Notes	7.150	05/15/28		5,000	5,336,917
Parkland Corp. (Canada),
Gtd. Notes, 144A(a)	5.875	07/15/27		9,825	9,474,051
Precision Drilling Corp. (Canada),
Gtd. Notes, 144A	7.125	01/15/26		8,221	7,871,608
Preem Holdings AB (Sweden),
Sr. Unsec’d. Notes, 144A	12.000	06/30/27	EUR	11,700	12,169,442
Range Resources Corp.,
Gtd. Notes	4.875	05/15/25		5,578	5,409,010
Gtd. Notes	5.000	03/15/23		11,308	11,289,494
Southwestern Energy Co.,
Gtd. Notes(a)	8.375	09/15/28		9,234	9,721,695
Sunoco LP/Sunoco Finance Corp.,
Gtd. Notes	5.875	03/15/28		865	809,336
Gtd. Notes(a)	6.000	04/15/27		6,575	6,393,070
Transocean, Inc.,
Gtd. Notes, 144A	7.500	01/15/26		900	703,575

					168,042,683

Packaging & Containers 1.6%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.,
Sr. Sec’d. Notes, 144A(a)	4.125	08/15/26		5,553	4,778,190
Sr. Unsec’d. Notes, 144A(a)	5.250	08/15/27		3,475	2,519,375
Graham Packaging Co., Inc.,
Gtd. Notes, 144A(a)	7.125	08/15/28		11,950	10,265,978
Intelligent Packaging Ltd. Finco, Inc./Intelligent Packaging Ltd. Co-Issuer LLC (Canada),
Sr. Sec’d. Notes, 144A	6.000	09/15/28		17,732	15,160,860
LABL, Inc.,
Sr. Sec’d. Notes, 144A(a)	5.875	11/01/28		10,900	9,810,725
Sr. Sec’d. Notes, 144A(a)	6.750	07/15/26		7,075	6,740,663
Sr. Unsec’d. Notes, 144A(a)	10.500	07/15/27		1,750	1,664,723
Owens-Brockway Glass Container, Inc.,
Gtd. Notes, 144A(a)	6.375	08/15/25		5,435	5,256,797
Gtd. Notes, 144A(a)	6.625	05/13/27		1,163	1,082,112

See Notes to Financial Statements.
30

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Packaging & Containers (cont’d.)
Trident TPI Holdings, Inc., Gtd. Notes, 144A	6.625%	11/01/25	19,422	$17,106,207
Gtd. Notes, 144A	9.250	08/01/24	2,000	1,869,019

				76,254,649

Pharmaceuticals 1.3%
AdaptHealth LLC, Gtd. Notes, 144A(a)	6.125	08/01/28	14,451	13,586,059
Bausch Health Americas, Inc., Gtd. Notes, 144A(a)	8.500	01/31/27	38,200	18,326,446
Bausch Health Cos., Inc., Gtd. Notes, 144A	5.000	01/30/28	4,150	1,566,625
Gtd. Notes, 144A(a)	7.000	01/15/28	7,010	2,698,850
Sr. Sec’d. Notes, 144A	4.875	06/01/28	784	541,948
P&L Development LLC/PLD Finance Corp., Sr. Sec’d. Notes, 144A	7.750	11/15/25	36,954	26,286,265

				63,006,193

Pipelines 1.3%
Antero Midstream Partners LP/Antero Midstream Finance Corp., Gtd. Notes, 144A	5.750	03/01/27	2,200	2,092,481
Gtd. Notes, 144A	7.875	05/15/26	22,775	23,194,125
EQM Midstream Partners LP, Sr. Unsec’d. Notes(a)	4.125	12/01/26	3,729	3,378,895
Sr. Unsec’d. Notes, 144A(a)	6.000	07/01/25	920	889,890
Global Partners LP/GLP Finance Corp., Gtd. Notes	7.000	08/01/27	6,197	5,899,196
Rockies Express Pipeline LLC, Sr. Unsec’d. Notes, 144A	3.600	05/15/25	7,020	6,464,481
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., Gtd. Notes, 144A	6.000	03/01/27	3,890	3,565,214
Gtd. Notes, 144A(a)	7.500	10/01/25	7,060	7,067,794
Western Midstream Operating LP, Sr. Unsec’d. Notes	3.350	02/01/25	8,075	7,638,144
Sr. Unsec’d. Notes	3.950	06/01/25	3,050	2,918,455

				63,108,675

See Notes to Financial Statements.
PGIM Short Duration High Yield Income Fund 31

Schedule of Investments  (continued)

as of August 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Real Estate 1.4%
Five Point Operating Co. LP/Five Point Capital Corp., Gtd. Notes, 144A	7.875%	11/15/25	40,709	$36,090,656
Greystar Real Estate Partners LLC,
Sr. Sec’d. Notes, 144A	5.750	12/01/25	8,150	8,074,590
Howard Hughes Corp. (The),
Gtd. Notes, 144A(a)	5.375	08/01/28	23,788	21,166,783

				65,332,029

Real Estate Investment Trusts (REITs) 4.5%
Diversified Healthcare Trust, Gtd. Notes	9.750	06/15/25	20,563	20,208,737
Sr. Unsec’d. Notes	4.750	05/01/24	10,585	9,658,526
Sr. Unsec’d. Notes(a)	4.750	02/15/28	3,000	2,204,746
MPT Operating Partnership LP/MPT Finance Corp., Gtd. Notes(a)	5.000	10/15/27	11,288	10,201,617
Gtd. Notes(a)	5.250	08/01/26	1,485	1,421,301
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer,
Sr. Sec’d. Notes, 144A	7.500	06/01/25	27,462	27,739,415
RHP Hotel Properties LP/RHP Finance Corp., Gtd. Notes(a)	4.750	10/15/27	10,000	9,091,476
Sabra Health Care LP, Gtd. Notes	5.125	08/15/26	650	629,882
SBA Communications Corp., Sr. Unsec’d. Notes(a)	3.875	02/15/27	21,953	20,067,380
Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC,
Sr. Sec’d. Notes, 144A	7.875	02/15/25	92,573	91,714,204
VICI Properties LP/VICI Note Co., Inc., Gtd. Notes, 144A	4.250	12/01/26	4,290	4,012,354
Gtd. Notes, 144A	4.500	09/01/26	10,120	9,530,943
Gtd. Notes, 144A	5.625	05/01/24	5,088	5,095,325

				211,575,906

Retail 1.5%
1011778 BC ULC/New Red Finance, Inc. (Canada), Sr. Sec’d. Notes, 144A	3.875	01/15/28	1,900	1,682,735
At Home Group, Inc., Sr. Sec’d. Notes, 144A(a)	4.875	07/15/28	725	530,969
Brinker International, Inc., Gtd. Notes, 144A	5.000	10/01/24	7,978	7,723,793

See Notes to Financial Statements.
32

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Retail (cont’d.)
eG Global Finance PLC (United Kingdom), Sr. Sec’d. Notes	4.375%	02/07/25	EUR	5,307	$4,927,421
Sr. Sec’d. Notes	6.250	10/30/25	EUR	6,809	6,376,311
Sr. Sec’d. Notes, 144A	6.750	02/07/25		20,050	18,943,240
Sr. Sec’d. Notes, 144A	8.500	10/30/25		17,426	16,237,547
Ferrellgas LP/Ferrellgas Finance Corp., Sr. Unsec’d. Notes, 144A	5.375	04/01/26		2,800	2,470,561
Sally Holdings LLC/Sally Capital, Inc., Gtd. Notes	5.625	12/01/25		9,695	9,423,311
White Cap Parent LLC, Sr. Unsec’d. Notes, 144A, Cash coupon 8.250% or PIK 9.000%(a)	8.250	03/15/26		5,000	4,361,927

					72,677,815

Software 2.4%
Boxer Parent Co., Inc., Sec’d. Notes, 144A	9.125	03/01/26		650	633,246
Sr. Sec’d. Notes, 144A	7.125	10/02/25		16,590	16,518,932
Camelot Finance SA, Sr. Sec’d. Notes, 144A(a)	4.500	11/01/26		66,801	62,124,930
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc.,
Gtd. Notes, 144A	5.750	03/01/25		20,375	20,121,920
Clarivate Science Holdings Corp., Sr. Sec’d. Notes, 144A	3.875	07/01/28		6,185	5,307,499
SS&C Technologies, Inc., Gtd. Notes, 144A(a)	5.500	09/30/27		8,000	7,579,108

					112,285,635

Telecommunications 6.7%
Altice France SA (France),
Sr. Sec’d. Notes, 144A	8.125	02/01/27		32,099	30,453,926
CommScope Technologies LLC,
Gtd. Notes, 144A(a)	6.000	06/15/25		4,622	4,198,061
CommScope, Inc.,
Sr. Sec’d. Notes, 144A(a)	6.000	03/01/26		14,868	14,060,622
Digicel International Finance Ltd./Digicel International Holdings Ltd. (Jamaica),
Gtd. Notes, 144A	8.000	12/31/26		3,128	2,009,554
Gtd. Notes, 144A, Cash coupon 6.000% and PIK 7.000%	13.000	12/31/25		5,864	4,830,119

See Notes to Financial Statements.
PGIM Short Duration High Yield Income Fund 33

Schedule of Investments  (continued)

as of August 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Telecommunications (cont’d.)

Digicel International Finance Ltd./Digicel International Holdings Ltd. (Jamaica), (cont’d.)
Sr. Sec’d. Notes, 144A(a)	8.750%	05/25/24	15,663	$14,703,641
Sr. Sec’d. Notes, 144A	8.750	05/25/24	14,353	13,543,907
Digicel Ltd. (Jamaica), Gtd. Notes, 144A	6.750	03/01/23	11,300	7,131,995
Iliad Holding SASU (France), Sr. Sec’d. Notes, 144A	6.500	10/15/26	13,720	12,503,859
Sr. Sec’d. Notes, 144A(a)	7.000	10/15/28	4,425	3,994,934
Intelsat Jackson Holdings SA (Luxembourg), Sr. Unsec’d. Notes^(a)	5.500	08/01/23(d)	6,971	7
Level 3 Financing, Inc.,
Gtd. Notes(a)	5.250	03/15/26	49,587	50,432,919
Gtd. Notes	5.375	05/01/25	27,082	27,284,150
Gtd. Notes, 144A(a)	4.250	07/01/28	10,200	8,485,525
Lumen Technologies, Inc., Sr. Unsec’d. Notes	5.625	04/01/25	5,000	4,856,072
Sr. Unsec’d. Notes, Series W	6.750	12/01/23	2,753	2,785,287
Quebecor Media, Inc. (Canada), Sr. Unsec’d. Notes(a)	5.750	01/15/23	16,706	16,664,235
Sprint Communications, Inc., Gtd. Notes	6.000	11/15/22	2,875	2,884,135
Sprint Corp.,
Gtd. Notes	7.125	06/15/24	11,700	12,103,097
Gtd. Notes	7.625	02/15/25	2,215	2,317,002
Gtd. Notes	7.625	03/01/26	1,500	1,589,363
Gtd. Notes	7.875	09/15/23	23,284	23,994,903
T-Mobile USA, Inc., Gtd. Notes	2.625	04/15/26	1,052	975,699
Viasat, Inc., Sr. Sec’d. Notes, 144A(a)	5.625	04/15/27	7,282	6,722,171
Sr. Unsec’d. Notes, 144A(a)	5.625	09/15/25	27,817	24,784,536
Zayo Group Holdings, Inc., Sr. Sec’d. Notes, 144A(a)	4.000	03/01/27	31,329	26,716,488

				320,026,207

Transportation 0.1%
XPO Logistics, Inc., Gtd. Notes, 144A	6.250	05/01/25	5,099	5,165,359

See Notes to Financial Statements.
34

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Trucking & Leasing 0.1%
Fortress Transportation & Infrastructure Investors LLC, Sr. Unsec’d. Notes, 144A(a)	5.500%	05/01/28	6,125	$5,242,782

TOTAL CORPORATE BONDS (cost $4,062,072,938)				3,682,122,939

SOVEREIGN BONDS 0.0%
Ecuador Government International Bond (Ecuador),
Sr. Unsec’d. Notes, 144A	1.500(cc)	07/31/40	125	42,814
Sr. Unsec’d. Notes, 144A	2.500(cc)	07/31/35	535	204,876
Sr. Unsec’d. Notes, 144A	5.500(cc)	07/31/30	324	169,857
Sr. Unsec’d. Notes, 144A	6.608(s)	07/31/30	92	31,033

TOTAL SOVEREIGN BONDS (cost $805,942)				448,580

U.S. TREASURY OBLIGATION(k) 5.1%
U.S. Treasury Notes
(cost $246,127,473)	2.500	04/30/24	246,980	243,053,403

			Shares

COMMON STOCKS 1.8%

Electric Utilities 0.1%
GenOn Energy Holdings, Inc. (Class A Stock) (original cost
$4,444,497; purchased 02/28/19 )*^(f)			41,315	4,544,650

Gas Utilities 0.2%
Ferrellgas Partners LP (Class B Stock)			55,306	8,821,307

Hotels, Restaurants & Leisure 0.2%
CEC Entertainment, Inc.*			366,068	7,565,344

Oil, Gas & Consumable Fuels 1.3%
Chesapeake Energy Corp.			594,502	59,741,506
Chesapeake Energy Corp. Backstop Commitment			5,043	506,771

				60,248,277

See Notes to Financial Statements.
PGIM Short Duration High Yield Income Fund 35

Schedule of Investments  (continued)

as of August 31, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

Wireless Telecommunication Services 0.0%

Intelsat Emergence SA (Luxembourg)*	65,184	$1,879,483

TOTAL COMMON STOCKS (cost $22,087,030)		83,059,061

	Units

RIGHTS* 0.0%

Wireless Telecommunication Services

Intelsat Jackson Holdings SA, Series A (Luxembourg), CVR, expiring 12/05/25^	6,825	65,048

Intelsat Jackson Holdings SA, Series B (Luxembourg), CVR, expiring 12/05/25^	6,825	13,510

TOTAL RIGHTS (cost $0)		78,558

WARRANTS* 0.0%

Chemicals

TPC Group, Inc., expiring 08/01/24^ (cost $1)	6,759,788	676

TOTAL LONG-TERM INVESTMENTS (cost $4,773,300,162)		4,426,826,241

	Shares
SHORT-TERM INVESTMENTS 15.8%

AFFILIATED MUTUAL FUNDS 12.9%
PGIM Core Short-Term Bond Fund(wc)	5,487,999	50,050,547
PGIM Core Ultra Short Bond Fund(wc)	49,238,460	49,238,460
PGIM Institutional Money Market Fund (cost $515,827,092; includes $514,816,154 of cash collateral for securities on loan)(b)(wc)	516,332,394	516,022,594

TOTAL AFFILIATED MUTUAL FUNDS (cost $615,116,098)		615,311,601

See Notes to Financial Statements.
36

Description	Shares	Value

UNAFFILIATED FUND 2.9%
Dreyfus Government Cash Management (Institutional Shares) (cost $136,683,400)	136,683,400	$136,683,400

TOTAL SHORT-TERM INVESTMENTS (cost $751,799,498)		751,995,001

TOTAL INVESTMENTS 108.9% (cost $5,525,099,660)		5,178,821,242
Liabilities in excess of other assets(z) (8.9)%		(422,963,843)

NET ASSETS 100.0%		$4,755,857,399

Below is a list of the abbreviation(s) used in the annual report:

EUR—Euro

GBP—British Pound

USD—US Dollar

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

CDX—Credit Derivative Index

CLO—Collateralized Loan Obligation

CVR—Contingent Value Rights

DIP—Debtor-In-Possession

iBoxx—Bond Market Indices

LIBOR—London Interbank Offered Rate

LP—Limited Partnership

OTC—Over-the-counter

PIK—Payment-in-Kind

Q—Quarterly payment frequency for swaps

REITs—Real Estate Investment Trust

SOFR—Secured Overnight Financing Rate

T—Swap payment upon termination

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $5,508,440 and 0.1% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $500,661,926; cash collateral of $514,816,154 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Fund may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at August 31, 2022.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of August 31, 2022. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

See Notes to Financial Statements.
PGIM Short Duration High Yield Income Fund 37

Schedule of Investments  (continued)

as of August 31, 2022

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(f)

Indicates a restricted security that is acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer and is considered restricted as to disposition under federal securities law; the aggregate original cost of such securities is $4,444,497. The aggregate value of $4,544,650 is 0.1% of net assets.

(k)

Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives. (s) Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.

(wc)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Short-Term Bond Fund, PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Unfunded loan commitments outstanding at August 31, 2022:

Borrower	Principal Amount (000)#	Current Value	Unrealized Appreciation	Unrealized Depreciation

TPC Group, Inc., Term Loan DIP Facility, 3 Month LIBOR + 5.000%, 5.000%(c), Maturity Date 03/01/23 (cost $397,821)^	398	$397,821	$—	$—

Trident TPI Holdings, Inc., Tranche B-3 DDTL Commitments, 3 Month LIBOR + 4.000%, 4.000%(c), Maturity Date 09/15/28 (cost $197,553)	198	191,050	—	(6,503)

		$588,871	$—	$(6,503)

Futures contracts outstanding at August 31, 2022:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Positions:
1,302	2 Year U.S. Treasury Notes	Dec. 2022	$271,243,220	$(623,706)
56	5 Year Euro-Bobl	Sep. 2022	6,926,598	(148,493)
4,088	5 Year U.S. Treasury Notes	Dec. 2022	453,033,427	(3,918,461)
5	20 Year U.S. Treasury Bonds	Dec. 2022	679,219	(7,038)
7	30 Year U.S. Ultra Treasury Bonds	Dec. 2022	1,046,500	(979)
3	Euro Schatz Index	Sep. 2022	327,443	(2,339)

				(4,701,016)

Short Positions:
26	10 Year Euro-Bund	Sep. 2022	3,866,264	108,131
545	10 Year U.S. Treasury Notes	Dec. 2022	63,713,906	369,580

				477,711

				$(4,223,305)

See Notes to Financial Statements.
38

Forward foreign currency exchange contracts outstanding at August 31, 2022:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
British Pound,
Expiring 09/02/22	HSBC Bank PLC	GBP	4,315	$5,100,783	$5,013,363	$—	$(87,420)
Euro,
Expiring 09/02/22	Barclays Bank PLC	EUR	24,580	24,488,955	24,704,794	215,839	—

				$29,589,738	$29,718,157	215,839	(87,420)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
British Pound,
Expiring 09/02/22	The Toronto-Dominion Bank	GBP	4,315	$5,212,810	$5,013,362	$199,448	$—
Expiring 10/04/22	HSBC Bank PLC	GBP	4,315	5,103,903	5,016,521	87,382	—
Euro,
Expiring 09/02/22	Barclays Bank PLC	EUR	24,580	25,208,237	24,704,794	503,443	—
Expiring 10/04/22	Barclays Bank PLC	EUR	24,580	24,542,294	24,758,480	—	(216,186)

				$60,067,244	$59,493,157	790,273	(216,186)

						$1,006,112	$(303,606)

Credit default swap agreements outstanding at August 31, 2022:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at August 31, 2022(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreement on corporate and/or sovereign issues - Sell Protection(2):
EQT Corp.	12/20/22	5.000%(Q)	12,000	1.002%	$266,246	$136,485	$129,761	Credit Suisse International

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at August 31, 2022	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreement on credit indices - Buy Protection(1):
CDX.NA.IG.38.V1	06/20/32	1.000%(Q)	33,915	$460,824	$672,239	$211,415

See Notes to Financial Statements.
PGIM Short Duration High Yield Income Fund 39

Schedule of Investments  (continued)

as of August 31, 2022

Credit default swap agreements outstanding at August 31, 2022 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at August 31, 2022(4)	Value at Trade Date	Value at August 31, 2022	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreement on credit indices - Sell Protection(2):
CDX.NA.HY.38.V2	06/20/27	5.000%(Q)	37,234	5.325%	$783,105	$(83,882)	$(866,987)

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Fund is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

See Notes to Financial Statements.
40

Total return swap agreements outstanding at August 31, 2022:

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)

OTC Total Return Swap Agreements:
iBoxx US Dollar Liquid High Yield Index(T)	1 Day SOFR(Q)	Morgan Stanley & Co. International PLC	12/20/22	(10,280)	$(47,668)	$—	$(47,668)
iBoxx US Dollar Liquid High Yield Index(T)	1 Day SOFR(Q)	BNP Paribas S.A.	12/20/22	(4,740)	32,850	—	32,850
iBoxx US Dollar Liquid High Yield Index(T)	1 Day SOFR(Q)	Morgan Stanley & Co. International PLC	12/20/22	(4,510)	158,739	—	158,739
iBoxx US Dollar Liquid High Yield Index(T)	1 Day SOFR(Q)	BNP Paribas S.A.	03/20/23	(6,160)	28,155	—	28,155
iBoxx US Dollar Liquid High Yield Index(T)	1 Day SOFR(Q)	Morgan Stanley & Co. International PLC	03/20/23	(5,520)	100,883	—	100,883
iBoxx US Dollar Liquid High Yield Index(T)	1 Day SOFR(Q)	Barclays Bank PLC	03/20/23	(2,830)	54,973	—	54,973
iBoxx US Dollar Liquid High Yield Index(T)	1 Day SOFR(Q)	BNP Paribas S.A.	06/20/23	(4,740)	87,216	—	87,216

					$415,148	$—	$415,148

(1)

On a long total return swap, the Fund receives payments for any positive return on the reference entity (makes payments for any negative return) and pays the financing rate. On a short total return swap, the Fund makes payments for any positive return on the reference entity (receives payments for any negative return) and receives the financing rate.

(2)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swap Agreements	$136,485	$—	$592,577	$(47,668)

See Notes to Financial Statements.
PGIM Short Duration High Yield Income Fund 41

Schedule of Investments  (continued)

as of August 31, 2022

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value

Citigroup Global Markets, Inc.	$4,417,000	$5,620,204

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of August 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Asset-Backed Securities
Collateralized Loan Obligations	$—	$28,427,279	$—
Bank Loans	—	388,825,894	809,851
Corporate Bonds	—	3,682,048,234	74,705
Sovereign Bonds	—	448,580	—
U.S. Treasury Obligation	—	243,053,403	—
Common Stocks	59,741,506	18,772,905	4,544,650
Rights	—	—	78,558
Warrants	—	—	676
Short-Term Investments
Affiliated Mutual Funds	615,311,601	—	—
Unaffiliated Fund	136,683,400	—	—

Total	$811,736,507	$4,361,576,295	$5,508,440

Other Financial Instruments*
Assets
Unfunded Loan Commitment	$—	$—	$—
Futures Contracts	477,711	—	—
OTC Forward Foreign Currency Exchange Contracts	—	1,006,112	—
Centrally Cleared Credit Default Swap Agreement	—	211,415	—

See Notes to Financial Statements.
42

	Level 1	Level 2	Level 3
Other Financial Instruments* (continued)
Assets (continued)
OTC Credit Default Swap Agreement	$—	$266,246	$—
OTC Total Return Swap Agreements	—	462,816	—

Total	$477,711	$1,946,589	$—

Liabilities
Unfunded Loan Commitment	$—	$(6,503)	$—
Futures Contracts	(4,701,016)	—	—
OTC Forward Foreign Currency Exchange Contracts	—	(303,606)	—
Centrally Cleared Credit Default Swap Agreement	—	(866,987)	—
OTC Total Return Swap Agreement	—	(47,668)	—

Total	$(4,701,016)	$(1,224,764)	$—

*

Other financial instruments are derivative instruments, with the exception of unfunded loan commitments, and are not reflected in the Schedule of Investments. Futures, forwards, centrally cleared swap contracts and unfunded loan commitments are recorded at net unrealized appreciation (depreciation) and OTC swap contracts are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of August 31, 2022 were as follows:

Affiliated Mutual Funds (10.8% represents investments purchased with collateral from securities on loan)	12.9%
Media	9.9
Telecommunications	8.7
Commercial Services	5.3
U.S. Treasury Obligation	5.1
Home Builders	4.6
Real Estate Investment Trusts (REITs)	4.5
Software	4.3
Entertainment	4.2
Oil & Gas	4.0
Chemicals	3.6
Unaffiliated Fund	2.9
Diversified Financial Services	2.9
Healthcare-Services	2.7
Foods	2.5
Aerospace & Defense	2.4
Mining	2.4
Lodging	2.1
Packaging & Containers	2.0
Electric	1.9

Internet	1.8%
Pharmaceuticals	1.8
Retail	1.8
Airlines	1.5
Real Estate	1.4
Pipelines	1.3
Machinery-Diversified	1.3
Oil, Gas & Consumable Fuels	1.3
Building Materials	1.1
Gas	0.9
Electrical Components & Equipment	0.6
Collateralized Loan Obligations	0.6
Auto Parts & Equipment	0.6
Electronics	0.5
Banks	0.4
Auto Manufacturers	0.4
Computers	0.4
Distribution/Wholesale	0.3
Apparel	0.3
Miscellaneous Manufacturing	0.2
Engineering & Construction	0.2
Gas Utilities	0.2

See Notes to Financial Statements.
PGIM Short Duration High Yield Income Fund 43

Schedule of Investments  (continued)

as of August 31, 2022

Industry Classification (continued):

Iron/Steel	0.2%
Hotels, Restaurants & Leisure	0.2
Energy-Alternate Sources	0.1
Trucking & Leasing	0.1
Transportation	0.1
Electric Utilities	0.1
Office/Business Equipment	0.1
Household Products/Wares	0.1
Leisure Time	0.1
Wireless Telecommunication Services	0.0	*
Insurance	0.0	*
Environmental Control	0.0	*

Housewares	0.0	*%
Advertising	0.0	*
Sovereign Bonds	0.0	*

	108.9
Liabilities in excess of other assets	(8.9)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, foreign exchange contracts risk, and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of August 31, 2022 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Due from/to broker-variation margin swaps	$211,415	*	Due from/to broker-variation margin swaps	$866,987	*
Credit contracts	Premiums paid for OTC swap agreements	136,485		—	—
Credit contracts	Unrealized appreciation on OTC swap agreements	129,761		—	—
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	1,006,112		Unrealized depreciation on OTC forward foreign currency exchange contracts	303,606
Interest rate contracts	Due from/to broker-variation margin futures	477,711	*	Due from/to broker-variation margin futures	4,701,016	*
Interest rate contracts	Unrealized appreciation on OTC swap agreements	462,816		Unrealized depreciation on OTC swap agreements	47,668

		$2,424,300			$5,919,277

See Notes to Financial Statements.
44

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended August 31, 2022 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward & Cross Currency Exchange Contracts	Swaps

Credit contracts	$—	$—	$2,330,718
Foreign exchange contracts	—	2,139,153	—
Interest rate contracts	(35,301,481)	—	(4,194,262)

Total	$(35,301,481)	$2,139,153	$(1,863,544)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$(525,811)
Foreign exchange contracts	—	707,719	—
Interest rate contracts	(5,059,833)	—	(752,561)

Total	$(5,059,833)	$707,719	$(1,278,372)

For the year ended August 31, 2022, the Fund’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Futures Contracts - Long Positions (1)	$685,433,737
Futures Contracts - Short Positions (1)	150,136,295
Forward Foreign Currency Exchange Contracts - Purchased (2)	14,436,768
Forward Foreign Currency Exchange Contracts - Sold (2)	28,891,409
Cross Currency Exchange Contracts (3)	166,004
Credit Default Swap Agreements - Buy Protection (1)	31,582,000
Credit Default Swap Agreements - Sell Protection (1)	17,046,780
Total Return Swap Agreements (1)	85,762,000

*	Average volume is based on average quarter end balances as noted for the year ended August 31, 2022.
(1)	Notional Amount in USD.
(2)	Value at Settlement Date.
(3)	Value at Trade Date.

See Notes to Financial Statements.
PGIM Short Duration High Yield Income Fund 45

Schedule of Investments   (continued)

as of August 31, 2022

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$500,661,926	$(500,661,926)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount

Barclays Bank PLC	$774,255	$(216,186)	$558,069	$(558,069)	$—
BNP Paribas S.A.	148,221	—	148,221	—	148,221
Credit Suisse International	266,246	—	266,246	(250,000)	16,246
HSBC Bank PLC	87,382	(87,420)	(38)	—	(38)
Morgan Stanley & Co. International PLC	259,622	(47,668)	211,954	(211,954)	—
The Toronto-Dominion Bank	199,448	—	199,448	—	199,448

	$1,735,174	$(351,274)	$1,383,900	$(1,020,023)	$363,877

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions and the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.
46

Statement of Assets and Liabilities

as of August 31, 2022

Assets
Investments at value, including securities on loan of $500,661,926:
Unaffiliated investments (cost $4,909,983,562)	$4,563,509,641
Affiliated investments (cost $615,116,098)	615,311,601
Foreign currency, at value (cost $43,302)	43,578
Dividends and interest receivable	70,061,144
Receivable for investments sold	31,475,895
Receivable for Fund shares sold	15,738,127
Deposit with broker for centrally cleared/exchange-traded derivatives	4,417,000
Unrealized appreciation on OTC forward foreign currency exchange contracts	1,006,112
Unrealized appreciation on OTC swap agreements	592,577
Premiums paid for OTC swap agreements	136,485
Due from broker—variation margin futures	121,659
Prepaid expenses	96

Total Assets	5,302,413,915

Liabilities

Payable to broker for collateral for securities on loan	514,816,154
Payable for Fund shares purchased	19,979,106
Payable for investments purchased	3,596,676
Accrued expenses and other liabilities	2,639,220
Management fee payable	2,541,714
Dividends payable	2,316,619
Unrealized depreciation on OTC forward foreign currency exchange contracts	303,606
Distribution fee payable	259,334
Unrealized depreciation on OTC swap agreements	47,668
Due to broker—variation margin swaps	27,877
Affiliated transfer agent fee payable	12,253
Directors’ fees payable	9,786
Unrealized depreciation on unfunded loan commitments	6,503

Total Liabilities	546,556,516

Net Assets	$4,755,857,399

Net assets were comprised of:
Common stock, at par	$5,807,033
Paid-in capital in excess of par	5,377,417,511
Total distributable earnings (loss)	(627,367,145)

Net assets, August 31, 2022	$4,755,857,399

See Notes to Financial Statements.
PGIM Short Duration High Yield Income Fund 47

Statement of Assets and Liabilities

as of August 31, 2022

Class A

Net asset value and redemption price per share, ($374,112,329 ÷ 45,695,132 shares of common stock issued and outstanding)	$8.19
Maximum sales charge (2.25% of offering price)	0.19

Maximum offering price to public	$8.38

Class C

Net asset value, offering price and redemption price per share, ($206,423,207 ÷ 25,214,734 shares of common stock issued and outstanding)	$8.19

Class Z

Net asset value, offering price and redemption price per share, ($3,338,291,750 ÷ 407,633,501 shares of common stock issued and outstanding)	$8.19

Class R6

Net asset value, offering price and redemption price per share, ($837,030,113 ÷ 102,159,963 shares of common stock issued and outstanding)	$8.19

See Notes to Financial Statements.
48

Statement of Operations

Year Ended August 31, 2022

Net Investment Income (Loss)

Income
Interest income	$227,619,696
Unaffiliated dividend income	5,930,824
Income from securities lending, net (including affiliated income of $509,505)	851,809
Affiliated dividend income	464,029

Total income	234,866,358

Expenses
Management fee	33,974,267
Distribution fee(a)	3,467,646
Transfer agent’s fees and expenses (including affiliated expense of $103,395)(a)	3,931,667
Custodian and accounting fees	448,366
Registration fees(a)	274,256
Shareholders’ reports	214,866
Directors’ fees	68,356
SEC registration fees	50,400
Legal fees and expenses	43,880
Audit fee	43,000
Miscellaneous	64,188

Total expenses	42,580,892
Less: Fee waiver and/or expense reimbursement(a)	(2,376,446)

Net expenses	40,204,446

Net investment income (loss)	194,661,912

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions

Net realized gain (loss) on:
Investment transactions (including affiliated of $(98,686))	19,384,129

Futures transactions	(35,301,481)

Forward and cross currency contract transactions	2,139,153

Swap agreement transactions	(1,863,544)

Foreign currency transactions	(26,621)

(15,668,364)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $158,054)	(451,911,901)

Futures	(5,059,833)
Forward currency contracts	707,719

Swap agreements	(1,278,372)

Foreign currencies	212,200

Unfunded loan commitments	(6,503)

(457,336,690)

Net gain (loss) on investment and foreign currency transactions	(473,005,054)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(278,343,142)

See Notes to Financial Statements.
PGIM Short Duration High Yield Income Fund 49

Statement of Operations

Year Ended August 31, 2022

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R6
Distribution fee	968,931	2,498,715	—	—
Transfer agent’s fees and expenses	297,528	198,275	3,422,566	13,298
Registration fees	29,937	27,296	149,916	67,107
Fee waiver and/or expense reimbursement	(151,302)	(112,349)	(1,999,060)	(113,735)

See Notes to Financial Statements.
50

Statements of Changes in Net Assets

	Year Ended August 31,

	2022	2021

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$194,661,912	$152,122,141
Net realized gain (loss) on investment and foreign currency transactions	(15,668,364)	(1,146,198)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(457,336,690)	168,352,901

Net increase (decrease) in net assets resulting from operations	(278,343,142)	319,328,844

Dividends and Distributions
Distributions from distributable earnings
Class A	(18,739,786)	(17,213,686)
Class C	(10,158,764)	(11,722,767)
Class Z	(173,365,840)	(127,992,945)
Class R6	(46,970,983)	(31,796,945)

	(249,235,373)	(188,726,343)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	3,243,449,067	2,305,667,443
Net asset value of shares issued in reinvestment of dividends and distributions	223,900,268	165,227,401
Cost of shares purchased	(2,803,294,466)	(1,308,712,279)

Net increase (decrease) in net assets from Fund share transactions	664,054,869	1,162,182,565

Total increase (decrease)	136,476,354	1,292,785,066

Net Assets:
Beginning of year	4,619,381,045	3,326,595,979

End of year	$4,755,857,399	$4,619,381,045

See Notes to Financial Statements.
PGIM Short Duration High Yield Income Fund 51

Financial Highlights

Class A Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$9.08	$8.75	$8.97	$8.90	$9.06
Income (loss) from investment operations:
Net investment income (loss)	0.32	0.35	0.42	0.43	0.43
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.79)	0.41	(0.21)	0.12	(0.10)
Total from investment operations	(0.47)	0.76	0.21	0.55	0.33
Less Dividends and Distributions:
Dividends from net investment income	(0.42)	(0.43)	(0.43)	(0.48)	(0.47)
Tax return of capital distributions	-	-	-	-	(0.02)
Total dividends and distributions	(0.42)	(0.43)	(0.43)	(0.48)	(0.49)
Net asset value, end of year	$8.19	$9.08	$8.75	$8.97	$8.90
Total Return(b):	(5.32)%	8.90%	2.53%	6.43%	3.73%

Ratios/Supplemental Data:
Net assets, end of year (000)	$374,112	$398,715	$321,482	$270,853	$273,521
Average net assets (000)	$387,572	$356,899	$290,219	$252,620	$303,566
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.00%	1.00%	1.00%	1.00%	1.00%
Expenses before waivers and/or expense reimbursement	1.04%	1.04%	1.07%	1.08%	1.07%
Net investment income (loss)	3.73%	3.86%	4.89%	4.81%	4.80%
Portfolio turnover rate(d)	43%	67%	65%	49%	67%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.
52

Class C Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$9.08	$8.75	$8.97	$8.90	$9.06
Income (loss) from investment operations:
Net investment income (loss)	0.26	0.28	0.36	0.36	0.36
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.80)	0.42	(0.21)	0.13	(0.10)
Total from investment operations	(0.54)	0.70	0.15	0.49	0.26
Less Dividends and Distributions:
Dividends from net investment income	(0.35)	(0.37)	(0.37)	(0.42)	(0.40)
Tax return of capital distributions	-	-	-	-	(0.02)
Total dividends and distributions	(0.35)	(0.37)	(0.37)	(0.42)	(0.42)
Net asset value, end of year	$8.19	$9.08	$8.75	$8.97	$8.90
Total Return(b):	(5.92)%	7.97%	1.77%	5.64%	2.95%

Ratios/Supplemental Data:
Net assets, end of year (000)	$206,423	$277,887	$297,707	$332,503	$334,430
Average net assets (000)	$249,871	$286,974	$315,727	$326,067	$353,409
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.75%	1.75%	1.75%	1.75%	1.75%
Expenses before waivers and/or expense reimbursement	1.79%	1.79%	1.81%	1.81%	1.81%
Net investment income (loss)	2.95%	3.14%	4.16%	4.06%	4.05%
Portfolio turnover rate(d)	43%	67%	65%	49%	67%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.
PGIM Short Duration High Yield Income Fund 53

Financial Highlights  (continued)

Class Z Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$9.08	$8.75	$8.97	$8.91	$9.06
Income (loss) from investment operations:
Net investment income (loss)	0.35	0.37	0.45	0.45	0.45
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.80)	0.42	(0.22)	0.12	(0.09)
Total from investment operations	(0.45)	0.79	0.23	0.57	0.36
Less Dividends and Distributions:
Dividends from net investment income	(0.44)	(0.46)	(0.45)	(0.51)	(0.49)
Tax return of capital distributions	-	-	-	-	(0.02)
Total dividends and distributions	(0.44)	(0.46)	(0.45)	(0.51)	(0.51)
Net asset value, end of year	$8.19	$9.08	$8.75	$8.97	$8.91
Total Return(b):	(5.08)%	9.17%	2.79%	6.57%	4.11%

Ratios/Supplemental Data:
Net assets, end of year (000)	$3,338,292	$3,120,921	$2,218,850	$2,188,123	$1,563,724
Average net assets (000)	$3,408,050	$2,529,710	$2,184,180	$1,859,209	$1,517,050
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.75%	0.75%	0.75%	0.75%	0.75%
Expenses before waivers and/or expense reimbursement	0.81%	0.81%	0.83%	0.83%	0.83%
Net investment income (loss)	3.99%	4.09%	5.14%	5.03%	5.05%
Portfolio turnover rate(d)	43%	67%	65%	49%	67%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.
54

Class R6 Shares
	Year Ended August 31,
	2022	2021	2020	2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$9.08	$8.76	$8.97	$8.91	$9.06
Income (loss) from investment operations:
Net investment income (loss)	0.35	0.37	0.45	0.45	0.46
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.79)	0.41	(0.20)	0.12	(0.10)
Total from investment operations	(0.44)	0.78	0.25	0.57	0.36
Less Dividends and Distributions:
Dividends from net investment income	(0.45)	(0.46)	(0.46)	(0.51)	(0.49)
Tax return of capital distributions	-	-	-	-	(0.02)
Total dividends and distributions	(0.45)	(0.46)	(0.46)	(0.51)	(0.51)
Net asset value, end of year	$8.19	$9.08	$8.76	$8.97	$8.91
Total Return(b):	(5.03)%	9.10%	2.95%	6.63%	4.15%

Ratios/Supplemental Data:
Net assets, end of year (000)	$837,030	$821,859	$488,557	$164,537	$112,437
Average net assets (000)	$913,657	$622,618	$245,125	$141,275	$86,373
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.70%	0.70%	0.70%	0.70%	0.70%
Expenses before waivers and/or expense reimbursement	0.71%	0.72%	0.73%	0.74%	0.75%
Net investment income (loss)	4.05%	4.14%	5.13%	5.08%	5.10%
Portfolio turnover rate(d)	43%	67%	65%	49%	67%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.
PGIM Short Duration High Yield Income Fund 55

Notes to Financial Statements

1.	Organization

Prudential Investment Portfolios, Inc. 15 (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Maryland Corporation. These financial statements relate only to the PGIM Short Duration High Yield Income Fund (the “Fund”), a series of the RIC. The Fund is classified as a diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is to provide a high level of current income.

2.	Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The RIC’s Board of Directors (the “Board”) has approved the Fund’s valuation policies and procedures for security valuation and designated to PGIM Investments LLC (“PGIM Investments” or the “Manager”) as the Valuation Designee pursuant to SEC Rule 2a-5(b) to perform the fair value determination relating to all Fund investments. Pursuant to the Board’s oversight, the Valuation Designee has established a Valuation Committee to perform the duties and responsibilities as valuation designee under SEC Rule 2a-5. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. A record of the Valuation Committee’s actions is provided to the Board at the first quarterly meeting following the quarter in which such actions take place.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities

56

trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurement.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Floating rate and other loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Floating rate and other loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy. Floating rate and other loans valued based on a single broker quote or at the original transaction price in excess of five business days are classified as Level 3 in the fair value hierarchy.

PGIM Short Duration High Yield Income Fund 57

Notes to Financial Statements (continued)

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach when quoted prices in broker-dealer markets are available but also includes consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Valuation Designee regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

58

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported net change in unrealized appreciation (depreciation) on investments and net realized gains (losses) on investment transactions on the Statements of Operations. Notwithstanding the above, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts, as defined in the prospectus, in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on forward and cross currency contracts. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

PGIM Short Duration High Yield Income Fund 59

Notes to Financial Statements (continued)

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Swap Agreements: The Fund entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. For OTC-traded, upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Credit Default Swaps (“CDS”): CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

60

The Fund is subject to credit risk in the normal course of pursuing its investment objectives, and as such, has entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Fund’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered into for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Fund is the seller of protection as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Total Return Swaps: In a total return swap, one party receives payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pays a defined amount. The Fund is subject to risk exposures associated with the referenced asset in the normal course of pursuing its investment objectives. The Fund entered into total return swaps to manage its exposure to a security or an index. The Fund’s maximum risk of loss from

PGIM Short Duration High Yield Income Fund 61

Notes to Financial Statements (continued)

counterparty credit risk is the change in the value of the security, in the Fund’s favor, from the point of entering into the contract.

Floating Rate and other Loans (i.e. bank loans): The Fund invested in floating rate and other loans. Floating rate and other loans include loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued in the floating rate and other loans market. The Fund acquire interests in loans directly (by way of assignment from the selling institution) and/or indirectly (by way of the purchase of a participation interest from the selling institution). Under a floating rate and other loans assignment, the Fund generally will succeed to all the rights and obligations of an assigning lending institution and become a lender under the loan agreement with the relevant borrower in connection with that loan. Under a floating rate and other loans participation, the Fund generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Fund generally will have the right to receive payments of principal, interest, and any fees to which they are entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Fund may not directly benefit from the collateral supporting the debt obligation in which they have purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund.

Master Netting Arrangements: The RIC, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

The RIC, on behalf of the Fund, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the

62

Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Schedule of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

Short sales and OTC contracts, including forward foreign currency exchange contracts, swaps, forward rate agreements and written options involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities, if applicable. Such risks may be mitigated by engaging in master netting arrangements.

Warrants and Rights: The Fund held warrants and rights acquired either through a direct purchase or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Fund until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board approved fair valuation procedures.

Payment-In-Kind: The Fund invested in the open market or received pursuant to debt restructuring, securities that pay-in-kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded

PGIM Short Duration High Yield Income Fund 63

Notes to Financial Statements (continued)

as a separate bond when terms are different from the existing debt, and is recorded as interest income.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. The remaining open loans of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and

64

waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate. The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Expected Distribution Schedule to Shareholders*	Frequency

Net Investment Income	Monthly

Short-Term Capital Gains	Annually

Long-Term Capital Gains	Annually

*	Under certain circumstances, the Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The RIC, on behalf of the Fund, has a management agreement with the Manager pursuant to which it has responsibility for all investment advisory services and supervises the subadviser’s performance of such services, and pursuant to which it renders administrative services.

The Manager has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its business unit PGIM Fixed Income and PGIM, Inc. has entered into a sub-subadvisory agreement with PGIM Limited (collectively, the “subadviser”). The Manager pays for the services of the subadviser.

PGIM Short Duration High Yield Income Fund 65

Notes to Financial Statements (continued)

Fees payable under the management agreement are computed daily and paid monthly. For the reporting period ended August 31, 2022, the contractual and effective management fee rates were as follows:

Contractual Management Rate	Effective Management Fee, before any waivers and/or expense reimbursements

0.70% of average daily net assets to $2 billion;	0.69%

0.675% of average daily net assets over $2 billion.

The Manager has contractually agreed, through December 31, 2023, to limit total annual operating expenses after fee waivers and/or expense reimbursements. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. The expense limitations attributable to each class are as follows:

Class	Expense Limitations

A	1.00%

C	1.75

Z	0.75

R6	0.70

The RIC, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate based on average daily net assets per class. The distribution fees are accrued daily and payable monthly.

66

The Fund’s annual gross and net distribution rate, where applicable, are as follows:

Class	Gross Distribution Fee	Net Distribution Fee

A	0.25%	0.25%

C	1.00	1.00

Z	N/A	N/A

R6	N/A	N/A

For the year ended August 31, 2022, PIMS received front-end sales charges (“FESL”) resulting from sales of certain class shares and contingent deferred sales charges (“CDSC”) imposed upon redemptions by certain shareholders. The sales charges are as follows where applicable:

Class	FESL	CDSC

A	$399,822	$140,666

C	—	33,312

PGIM Investments, PGIM, Inc., PGIM Limited and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent and shareholder servicing agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a fund of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. The Fund may also invest in the PGIM Core Short-Term Bond Fund, pursuant to an exemptive order received from the Securities Exchange Commission (“SEC”), a fund of Prudential Investment Portfolios 2 (together with PGIM Core Ultra Short Bond Fund, the “Core Funds”) registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Funds and the Money Market Fund. In addition to the realized and unrealized gains on investments in the Core Funds and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively. Effective January 2022, the Fund changed its overnight cash sweep vehicle from the Core Fund to an unaffiliated money market fund.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common

PGIM Short Duration High Yield Income Fund 67

Notes to Financial Statements (continued)

directors/trustees, and/or common officers. For the year ended August 31, 2022, no 17a-7 transactions were entered into by the Fund.

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the reporting period ended August 31, 2022, were as follows:

Cost of Purchases	Proceeds from Sales
$2,422,797,738	$2,003,862,167

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended August 31, 2022, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Short-Term Bond Fund(1)(wc)

$ —	$ 65,075,784	$ 15,008,757	$ —	$(16,480)	$ 50,050,547	5,487,999	$75,784

PGIM Core Ultra Short Bond Fund(1)(wc)

306,912,506	678,681,760	936,355,806	—	—	49,238,460	49,238,460	388,245

PGIM Institutional Money Market Fund(1)(b)(wc)

183,663,940	1,215,958,174	883,675,368	158,054	(82,206)	516,022,594	516,332,394	509,505	(2)

$490,576,446	$1,959,715,718	$1,835,039,931	$158,054	$(98,686)	$615,311,601		$973,534

(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wc)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Short-Term Bond Fund, PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date.

For the year ended August 31, 2022, the tax character of dividends paid by the Fund was $249,235,373 of ordinary income. For the year ended August 31, 2021, the tax character of dividends paid by the Fund was $188,726,343 of ordinary income.

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As of August 31, 2022, the accumulated undistributed earnings on a tax basis was $10,541,387 of ordinary income.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of August 31, 2022 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation

$5,623,627,179	$76,432,654	$(524,740,071)	$(448,307,417)

The difference between GAAP and tax basis is primarily attributable to deferred losses on wash sales, swaps, differences in the treatment of premium amortization for book and tax purposes and other book to tax differences.

For federal income tax purposes, the Fund had a capital loss carryforward as of August 31, 2022 of approximately $187,283,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended August 31, 2022 are subject to such review.

7.	Capital and Ownership

The Fund offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 2.25%. Investors who purchase $500,000 or more of Class A shares and sell those shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1.00% on sales although these purchases are not subject to a front-end sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years (ten years prior to January 22, 2021) after purchase. Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock, below.

PGIM Short Duration High Yield Income Fund 69

Notes to Financial Statements (continued)

The RIC is authorized to issue 96,525,000,000 shares of capital stock, $0.01 par value per share, 8,575,000,000 of which are designated as shares of the Fund. The authorized shares of the Fund are currently classified and designated as follows:

Class	Number of Shares

A	800,000,000

C	700,000,000

Z	5,500,000,000

T	75,000,000

R6	1,500,000,000

The Fund currently does not have any Class T shares outstanding.

As of August 31, 2022, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

Class	Number of Shares	Percentage of Outstanding Shares

Z	71,386	0.1%

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

	Number of Shareholders	Percentage of Outstanding Shares

Affiliated	—	—%

Unaffiliated	9	80.1

Transactions in shares of common stock were as follows:

Share Class	Shares	Amount

Class A

Year ended August 31, 2022:

Shares sold	13,840,484	$121,092,446

Shares issued in reinvestment of dividends and distributions	2,008,798	17,350,619

Shares purchased	(16,950,566)	(147,237,211)

Net increase (decrease) in shares outstanding before conversion	(1,101,284)	(8,794,146)

Shares issued upon conversion from other share class(es)	5,751,754	49,715,583

Shares purchased upon conversion into other share class(es)	(2,885,679)	(25,614,274)

Net increase (decrease) in shares outstanding	1,764,791	$15,307,163

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Share Class	Shares	Amount

Year ended August 31, 2021:

Shares sold	15,511,777	$139,113,069

Shares issued in reinvestment of dividends and distributions	1,649,743	14,799,833

Shares purchased	(12,479,614)	(111,849,838)

Net increase (decrease) in shares outstanding before conversion	4,681,906	42,063,064

Shares issued upon conversion from other share class(es)	3,949,815	35,510,337

Shares purchased upon conversion into other share class(es)	(1,440,470)	(12,893,924)

Net increase (decrease) in shares outstanding	7,191,251	$64,679,477

Class C

Year ended August 31, 2022:

Shares sold	4,175,042	$36,636,013

Shares issued in reinvestment of dividends and distributions	1,048,330	9,073,544

Shares purchased	(5,988,058)	(51,558,100)

Net increase (decrease) in shares outstanding before conversion	(764,686)	(5,848,543)

Shares purchased upon conversion into other share class(es)	(4,641,588)	(40,078,618)

Net increase (decrease) in shares outstanding	(5,406,274)	$(45,927,161)

Year ended August 31, 2021:

Shares sold	4,869,145	$43,734,772

Shares issued in reinvestment of dividends and distributions	1,181,428	10,577,991

Shares purchased	(5,895,614)	(52,711,536)

Net increase (decrease) in shares outstanding before conversion	154,959	1,601,227

Shares purchased upon conversion into other share class(es)	(3,559,170)	(32,044,434)

Net increase (decrease) in shares outstanding	(3,404,211)	$(30,443,207)

Class Z

Year ended August 31, 2022:

Shares sold	277,277,065	$2,416,998,411

Shares issued in reinvestment of dividends and distributions	17,904,041	154,587,932

Shares purchased	(232,177,399)	(1,995,584,118)

Net increase (decrease) in shares outstanding before conversion	63,003,707	576,002,225

Shares issued upon conversion from other share class(es)	3,638,016	32,146,379

Shares purchased upon conversion into other share class(es)	(2,792,771)	(24,570,818)

Net increase (decrease) in shares outstanding	63,848,952	$583,577,786

Year ended August 31, 2021:

Shares sold	175,711,319	$1,582,056,016

Shares issued in reinvestment of dividends and distributions	12,577,763	112,834,348

Shares purchased	(93,607,419)	(838,584,638)

Net increase (decrease) in shares outstanding before conversion	94,681,663	856,305,726

Shares issued upon conversion from other share class(es)	2,498,025	22,364,760

Shares purchased upon conversion into other share class(es)	(6,910,906)	(62,422,627)

Net increase (decrease) in shares outstanding	90,268,782	$816,247,859

PGIM Short Duration High Yield Income Fund 71

Notes to Financial Statements (continued)

Share Class	Shares	Amount

Class R6

Year ended August 31, 2022:

Shares sold	76,516,754	$668,722,197

Shares issued in reinvestment of dividends and distributions	4,972,727	42,888,173

Shares purchased	(70,741,475)	(608,915,037)

Net increase (decrease) in shares outstanding before conversion	10,748,006	102,695,333

Shares issued upon conversion from other share class(es)	1,101,629	9,838,120

Shares purchased upon conversion into other share class(es)	(172,828)	(1,436,372)

Net increase (decrease) in shares outstanding	11,676,807	$111,097,081

Year ended August 31, 2021:

Shares sold	60,102,884	$540,763,586

Shares issued in reinvestment of dividends and distributions	3,007,846	27,015,229

Shares purchased	(33,887,247)	(305,566,267)

Net increase (decrease) in shares outstanding before conversion	29,223,483	262,212,548

Shares issued upon conversion from other share class(es)	5,477,970	49,627,925

Shares purchased upon conversion into other share class(es)	(15,756)	(142,037)

Net increase (decrease) in shares outstanding	34,685,697	$311,698,436

8.	Borrowings

The RIC, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA

Term of Commitment	10/1/2021 – 9/29/2022	10/2/2020 – 9/30/2021

Total Commitment	$ 1,200,000,000	$ 1,200,000,000

Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%

Annualized Interest Rate on Borrowings	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.30% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

Subsequent to the reporting period end, the SCA has been renewed and effective September 30, 2022 will provide a commitment of $1,200,000,000 through September 28, 2023. The commitment fee paid by the Participating Funds will continue to be 0.15% of the unused portion of the SCA. The interest on borrowings under the renewed SCA will be paid

72

monthly and at a per annum interest rate of 1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent.

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund did not utilize the SCA during the year ended August 31, 2022.

9.	Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Credit Risk: This is the risk that the issuer, the guarantor or the insurer of a fixed income security, or the counterparty to a contract, may be unable or unwilling to make timely principal and interest payments, or to otherwise honor its obligations. Additionally, fixed income securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The lower the credit quality of a bond, the more sensitive it is to credit risk.

Debt Obligations Risk: Debt obligations are subject to credit risk, market risk and interest rate risk. The Fund’s holdings, share price, yield and total return may also fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may not be able to reinvest at the same rate of interest and therefore would earn less income.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadviser’s ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” or may create economic leverage for the Fund. and therefore may magnify or otherwise increase investment losses to the Fund. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders.

PGIM Short Duration High Yield Income Fund 73

Notes to Financial Statements (continued)

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Over-the-counter derivative instruments also involve the risk that the other party will not meet its obligations to the Fund. The use of derivatives also exposes the Fund to operational issues, such as documentation and settlement issues, systems failures, inadequate control and human error.

Derivatives may also involve legal risks, such as insufficient documentation, the lack of capacity or authority of a counterparty to execute or settle a transaction, and the legality and enforceability of derivatives contracts. The U.S. Government and foreign governments have adopted (and may adopt further) regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements and risk exposure limitations. Regulation of derivatives may make derivatives more costly, limit their availability or utility to the Fund, or otherwise adversely affect their performance or disrupt markets.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, may at times result in unusually high market volatility, which could negatively impact performance. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Emerging Markets Risk: The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by non-U.S. investors, or that prevent non-U.S. investors from withdrawing their money at will.

The Fund may invest in some emerging markets that subject it to risks such as those associated with illiquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.

Foreign Securities Risk: Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and

74

emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.

In addition, the Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table in the Fund’s prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

Interest Rate Risk: The value of your investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration debt securities. For example, a fixed income security with a duration of three years is expected to decrease in value by approximately 3% if interest rates increase by 1%. This is referred to as “duration risk.” When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk.” The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Junk Bonds Risks: High-yield, high-risk bonds have predominantly speculative characteristics, including particularly high credit risk. Junk bonds tend to have lower market liquidity than higher-rated securities. The liquidity of particular issuers or industries within a particular investment category may shrink or disappear suddenly and without warning. The non-investment grade bond market can experience sudden and sharp price swings and become illiquid due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high profile default or a change in the market’s psychology.

PGIM Short Duration High Yield Income Fund 75

Notes to Financial Statements (continued)

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Liquidity Risk: Liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. The Fund may invest in instruments that trade in lower volumes and are more illiquid than other investments. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Management Risk: The value of your investment may decrease if judgments by the subadviser about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements are incorrect.

Market Disruption and Geopolitical Risks: Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value

76

and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

COVID-19 and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. They have also had and may continue to result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. The occurrence, reoccurrence and pendency of public health epidemics could adversely affect the economies and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Reference Rate Risk: The Fund may be exposed to financial instruments that are tied to the London Interbank Offered Rate (“LIBOR”) to determine payment obligations, financing terms, hedging strategies or investment value. The United Kingdom’s Financial Conduct Authority announced a phase out of LIBOR such that after June 30, 2023, the overnight, 1-month, 3-month, 6-month and 12-month U.S. dollar LIBOR settings will cease to be published or will no longer be representative. All other LIBOR settings and certain other interbank offered rates, such as the Euro Overnight Index Average (“EONIA”), ceased to be published or representative after December 31, 2021. The Fund may have investments linked to other interbank offered rates that may also cease to be published in the future. Various financial industry groups have been planning for the transition away from LIBOR, but there remain challenges to converting certain securities and transactions to a new reference rate (e.g., the Secured Overnight Financing Rate (“SOFR”), which is intended to replace the U.S. dollar LIBOR).

Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR as well as loan facilities used by the Fund. While some existing LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, there may be significant uncertainty regarding the effectiveness of any such alternative methodologies to replicate LIBOR. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. Global regulators have advised market participants to cease entering into new contracts using LIBOR as a reference rate, and it is possible that investments in LIBOR-based

PGIM Short Duration High Yield Income Fund 77

Notes to Financial Statements (continued)

instruments could invite regulatory scrutiny. In addition, a liquid market for newly-issued instruments that use a reference rate other than LIBOR still may be developing. There may also be challenges for the Fund to enter into hedging transactions against such newly-issued instruments until a market for such hedging transactions develops. All of the aforementioned may adversely affect the Fund’s performance or net asset value.

10.	Recent Accounting Pronouncement and Regulatory Developments

In March 2020, the FASB issued Accounting Standard Update (“ASU”) No. 2020-04, which provides optional guidance for applying GAAP to contract modifications, hedging relationships and other transactions affected by the reference rate reform if certain criteria are met. ASU 2020-04 is elective and is effective on March 12, 2020 through December 31, 2022. Management does not expect ASU 2020-04 to have a material impact on the financial statements.

78

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Prudential Investment Portfolios, Inc. 15 and Shareholders of PGIM Short Duration High Yield Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Short Duration High Yield Income Fund (one of the funds constituting Prudential Investment Portfolios, Inc. 15, referred to hereafter as the “Fund”) as of August 31, 2022, the related statement of operations for the year ended August 31, 2022, the statements of changes in net assets for each of the two years in the period ended August 31, 2022, including the related notes, and the financial highlights for each of the two years in the period ended August 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2022, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period ended August 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended August 31, 2020 and the financial highlights for each of the periods ended on or prior to August 31, 2020 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated October 15, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

October 17, 2022

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

PGIM Short Duration High Yield Income Fund 79

Tax Information (unaudited)

For the year ended August 31, 2022, the Fund reports the maximum amount allowable but not less than 71.83% as interest related dividends in accordance with Section 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

In January 2023, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of dividends received by you in calendar year 2022.

80

Liquidity Risk Management Program

(unaudited)

Consistent with Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “LRMP”). The Fund’s LRMP seeks to assess and manage the Fund’s liquidity risk, which is defined as the risk that the Fund is unable to meet investor redemption requests without significantly diluting the remaining investors’ interests in the Fund. The Board has approved PGIM Investments LLC (“PGIM Investments”), the Fund’s investment manager, to serve as the administrator of the Fund’s LRMP. As part of its responsibilities as administrator, PGIM Investments has retained a third party to perform certain functions, including providing market data and liquidity classification model information.

The Fund’s LRMP includes a number of processes designed to support the assessment and management of its liquidity risk. In particular, the Fund’s LRMP includes no less than annual assessments of factors that influence the Fund’s liquidity risk; no less than monthly classifications of the Fund’s investments into one of four liquidity classifications provided for in the Liquidity Rule; a 15% of net assets limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); establishment of a minimum percentage of the Fund’s assets to be invested in investments classified as “highly liquid” (as defined under the Liquidity Rule) if the Fund does not invest primarily in highly liquid investments; and regular reporting to the Board.

At a meeting of the Board on March 1-3, 2022, PGIM Investments provided a written report (“LRMP Report”) to the Board addressing the operation, adequacy, and effectiveness of the Fund’s LRMP, including any material changes to the LRMP for the period from January 1, 2021 through December 31, 2021 (“Reporting Period”). The LRMP Report concluded that the Fund’s LRMP was reasonably designed to assess and manage the Fund’s liquidity risk and was adequately and effectively implemented during the Reporting Period. There were no material changes to the LRMP during the Reporting Period. The LRMP Report further concluded that the Fund’s investment strategies continue to be appropriate given the Fund’s status as an open-end fund.

There can be no assurance that the LRMP will achieve its objectives in the future. Additional information regarding risks of investing in the Fund, including liquidity risks presented by the Fund’s investment portfolio, is found in the Fund’s Prospectus and Statement of Additional Information.

PGIM Short Duration High Yield Income Fund

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 97	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 97	Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Short Duration High Yield Income Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 94	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).	Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 96	Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 97	Retired; Member (November 2014-September 2022) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly Executive Committee of the IDC Board of Governors (October 2019-December 2021); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 93	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Andela (since January 2022) (global talent network); Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 96	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM Short Duration High Yield Income Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 96	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

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Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 96	President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); President and PEO (since September 2022) of the PGIM Private Credit Fund; President and PEO (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).	None.	Since January 2012

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 97	Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President (since September 2022) of the PGIM Private Credit Fund; Vice President (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

PGIM Short Duration High Yield Income Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer (since September 2022) of the PGIM Private Credit Fund; Chief Legal Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Isabelle Sajous 1976 Chief Compliance Officer	Chief Compliance Officer (since April 2022) of PGIM Investments LLC, the PGIM Funds, Target Funds, PGIM ETF Trust, PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc.; Chief Compliance Officer (since September 2022) of the PGIM Private Credit Fund; Chief Compliance Officer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Vice President, Compliance of PGIM Investments LLC (since December 2020); formerly Director, Compliance (July 2018-December 2020) of Credit Suisse Asset Management LLC; and Vice President, Associate General Counsel & Deputy Chief Compliance Officer of Cramer Rosenthal McGlynn, LLC (August 2014-July 2018).	Since April 2022

Andrew R. French 1962 Secretary	Vice President (since December 2018) of PGIM Investments LLC; Secretary (since September 2022) of the PGIM Private Credit Fund; Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since June 2020

Debra Rubano 1975 Assistant Secretary	Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).	Since December 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010); Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since March 2015

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); Principal Financial Officer (since September 2022) of the PGIM Private Credit Fund; Principal Financial Officer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly, Treasurer and Principal Accounting Officer (March 2022- July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; formerly Assistant Treasurer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.	Since October 2019

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

PGIM Short Duration High Yield Income Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since October 2019

Kelly Florio 1978 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since December 2021) of Prudential; formerly, Head of Fraud Risk Management (October 2019 to December 2021) at New York Life Insurance Company; formerly, Head of Key Risk Area Operations (November 2018 to October 2019), Director of the US Anti-Money Laundering Compliance Unit (2009-2018) and Bank Loss Prevention Associate (2006 -2009) at MetLife.	Since June 2022

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Mutual Funds, Target Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM Private Real Estate Fund, Inc., PGIM Private Credit Fund, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

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Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of PGIM Short Duration High Yield Income Fund1 (the “Fund”) consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established five standing committees: the Audit Committee, the Nominating and Governance Committee, the Compliance Committee and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”), the Fund’s subadvisory agreement with PGIM, Inc. (“PGIM”), on behalf of its PGIM Fixed Income unit (“PGIM Fixed Income”), and the Fund’s sub-subadvisory agreement with PGIM Limited (“PGIML”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on May 26 and June 7-9, 2022 (the “Board Meeting”) and approved the renewal of the agreements through July 31, 2023, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments, PGIML, PGIM, and, where appropriate, affiliates of PGIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments, the subadviser and, as relevant, its affiliates, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from

[1]	PGIM Short Duration High Yield Income Fund is a series of Prudential Investment Portfolios, Inc.

PGIM Short Duration High Yield Income Fund

Approval of Advisory Agreements (continued)

portfolio managers and other information, as well as information furnished at or in advance of the Board Meeting.

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, between PGIM Investments and PGIM, which, through its PGIM Fixed Income unit, serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, and between PGIM and PGIML, which serves as the Fund’s sub-subadviser pursuant to the terms of a sub-subadvisory agreement with PGIM, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments, PGIM Fixed Income, and PGIML. The Board noted that PGIM Fixed Income and PGIML are affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser and sub-subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator of the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser and sub-subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser and sub-subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Fixed Income and PGIML, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser and sub-subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser and sub-subadviser, to renew the subadvisory and sub-subadvisory agreements.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund, PGIM Fixed Income, and PGIML, and also considered the qualifications, backgrounds and responsibilities of PGIM Fixed Income’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with

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information pertaining to PGIM Investments’, PGIM Fixed Income’s, and PGIML’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments, PGIM Fixed Income, and PGIML. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PGIM Investments, PGIM Fixed Income, and PGIML.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments, the subadvisory services provided to the Fund by PGIM Fixed Income, and the sub-subadvisory services provided by PGIML, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments, PGIM Fixed Income, and PGIML under the management, subadvisory and sub-subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

PGIM Short Duration High Yield Income Fund

Approval of Advisory Agreements (continued)

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments, PGIM Fixed Income, and PGIML

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Fixed Income, and PGIML and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIM Fixed Income and PGIML included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to their reputations. The Board concluded that the benefits derived by PGIM Investments, PGIM Fixed Income, and PGIML were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three- and five-year periods ended December 31, 2021.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended August 31, 2021. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table

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sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	1st Quartile	1st Quartile	N/A
Actual Management Fees: 4th Quartile
Net Total Expenses: 4th Quartile

•	The Board noted that Fund outperformed its benchmark index over all periods.

•

The Board noted that, effective July 1, 2022, PGIM Investments contractually amended its management fee schedule to add an additional breakpoint at asset levels above $5 billion. The current contractual fee rate schedule is as follows: 0.700% up to $2 billion; 0.675% from $2 billion up to $5 billion; and 0.655% over $5 billion.

•

The Board and PGIM Investments agreed to continue the existing contractual expense cap, which (exclusive of certain fees and expenses) caps total annual operating expenses at 1.00% for Class A shares, 1.75% for Class C shares, 0.70% for Class R6 shares, and 0.75% for Class Z shares through December 31, 2022.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•	The Board concluded that it, in light of the above, would be in the best interests of the Fund and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory and sub-subadvisory fees) and total expenses were reasonable in light of the services provided.

* * *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Short Duration High Yield Income Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street	(800) 225-1852	pgim.com/investments
Newark, NJ 07102

PROXY VOTING

The Board of Directors of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding ● Kevin J. Bannon ● Scott E. Benjamin ● Linda W. Bynoe ● Barry H. Evans ● Keith F. Hartstein ● Laurie Simon Hodrick ● Stuart S. Parker ● Brian K. Reid ● Grace C. Torres

OFFICERS

Stuart S. Parker, President ● Scott E. Benjamin, Vice President ● Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer ● Claudia DiGiacomo, Chief Legal Officer ● Isabelle Sajous, Chief Compliance Officer ● Kelly Florio, Anti-Money Laundering Compliance Officer ● Andrew R. French, Secretary ● Melissa Gonzalez, Assistant Secretary ● Kelly A. Coyne, Assistant Secretary ● Patrick E. McGuinness, Assistant Secretary ● Debra Rubano, Assistant Secretary ● Lana Lomuti, Assistant Treasurer ● Russ Shupak, Assistant Treasurer ● Elyse M. McLaughlin, Assistant Treasurer ● Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing.
The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM Short Duration High Yield Income Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to that Director at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

  Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM SHORT DURATION HIGH YIELD INCOME FUND

SHARE CLASS	A	C	Z	R6

NASDAQ	HYSAX	HYSCX	HYSZX	HYSQX

CUSIP	74442J109	74442J208	74442J307	74442J406

MF216E

PGIM HIGH YIELD FUND

ANNUAL REPORT

AUGUST 31, 2022

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies © 2022 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder: We hope you find the annual report for the PGIM High Yield Fund informative and useful. The report covers performance for the 12-month period that ended August 31, 2022.
The attention of the global economy and financial markets pivoted during the period from the COVID-19 pandemic to the challenge of rapidly rising inflation. While job growth and corporate profits remained strong, prices for a wide range of goods and services rose in response to economic re-openings, supply-chain disruptions, governmental stimulus, and Russia’s invasion of Ukraine. With inflation surging to a 40-year high, the US Federal Reserve and other central banks aggressively hiked interest rates, prompting recession concerns.

After rising to record levels at the end of 2021, stocks have fallen sharply in 2022 as investors worried about higher prices, slowing economic growth, geopolitical uncertainty, and new COVID-19 outbreaks. Equities rallied for a time during the summer but began falling again in late August on fears that the Fed would keep raising rates to tame inflation. For the entire 12-month period, equities suffered a broad-based global decline, although large-cap US stocks outperformed their small-cap counterparts by a significant margin. International developed and emerging markets trailed the US market during this time.

Rising rates and economic uncertainty drove fixed income prices broadly lower as well. US and global investment-grade bonds, along with US high yield corporate bonds and emerging market debt, all posted negative returns during the period.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we provide access to active investment strategies across the global markets in the pursuit of consistent outperformance for investors. PGIM is the world’s 11th-largest investment manager with more than $1.5 trillion in assets under management. Our scale and investment expertise allow us to deliver a diversified suite of actively managed solutions across a broad spectrum of asset classes and investment styles.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM High Yield Fund

October 14, 2022

PGIM High Yield Fund     3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 8/31/22

	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)

Class A

(with sales charges)	-13.28	2.06	4.18	—

(without sales charges)	-10.37	2.74	4.53	—

Class C

(with sales charges)	-11.88	2.01	3.77	—

(without sales charges)	-11.04	2.01	3.77	—

Class R

(without sales charges)	-10.67	2.39	4.22	—

Class Z

(without sales charges)	-10.12	3.00	4.78	—

Class R2

(without sales charges)	-10.51	N/A	N/A	2.58 (12/27/2017)

Class R4

(without sales charges)	-10.28	N/A	N/A	2.84 (12/27/2017)

Class R6

(without sales charges)	-10.03	3.13	4.88	—

Bloomberg US Corporate High Yield 1% Issuer Capped Index

	-10.56	2.45	4.43	—

Average Annual Total Returns as of 8/31/22 Since Inception (%)

Class R2, Class R4 (12/27/2017)

Bloomberg US Corporate High Yield 1% Issuer Capped Index	2.32

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the class’ inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Bloomberg US Corporate High Yield 1% Issuer Capped Index by portraying the initial account values at the beginning of the 10-year period (August 31, 2012) and the account values at the end of the current fiscal year (August 31, 2022), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM High Yield Fund     5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class R	Class Z	Class R2	Class R4	Class R6

Maximum initial sales charge	3.25% of the public offering price	None	None	None	None	None	None

Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $500,000 or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None	None	None	None

Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.25%	1.00%	0.75% (0.50% currently)	None	0.25%	None	None

Shareholder service fees	None	None	None	None	0.10%*	0.10%*	None

*Shareholder service fee reflects maximum allowable fees under a shareholder services plan.

Benchmark Definition

Bloomberg US Corporate High Yield 1% Issuer Capped Index—The Bloomberg US Corporate High Yield 1% Issuer Capped Index (the Index) is an unmanaged index which covers the universe of US dollar denominated, non-convertible, fixed rate, non-investment grade debt. Issuers are capped at 1% of the Index. Index holdings must have at least one year to final maturity, at least $150 million par amount outstanding, and be publicly issued with a rating of Ba1 or lower.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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Credit Quality expressed as a percentage of total investments as of 8/31/22 (%)

AAA	4.8

BBB	5.3

BB	44.2

B	27.1

CCC	10.7

CC	0.1

C	0.2

Not Rated	4.1

Cash/Cash Equivalents	3.5

Total	100.0

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change.

Distributions and Yields as of 8/31/22

	Total Distributions Paid for One Year ($)	SEC 30-Day Subsidized Yield* (%)	SEC 30-Day Unsubsidized Yield** (%)

Class A	0.34	7.60	7.60

Class C	0.30	7.11	7.11

Class R	0.33	7.61	7.35

Class Z	0.36	8.15	8.15

Class R2	0.33	7.72	7.75

Class R4	0.35	7.98	7.95

Class R6	0.36	8.25	8.25

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements). The investor experience is represented by the SEC 30-Day Subsidized Yield.

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses. The investor experience is represented by the SEC 30-Day Subsidized Yield.

PGIM High Yield Fund     7

Strategy and Performance Overview* (unaudited)

How did the Fund perform?

The PGIM High Yield Fund’s Class Z shares returned – 10.12% in the 12-month reporting period that ended August 31, 2022, outperforming the – 10.56% return of the Bloomberg US Corporate High Yield 1% Issuer Capped Index (the Index).

What were the market conditions?

•

After posting gains during the latter part of 2021, US high yield bonds posted significant declines over the first eight months of 2022—including, in the second quarter, their worst quarterly performance since the first quarter of 2020—as rate hike concerns, high and persistent inflation, and recession fears overshadowed the strength of earnings and credit fundamentals.

•

Retail demand for high yield remained negative throughout much of the period, as a combination of slowing global growth and higher-than-expected inflation leading to an increasingly hawkish Federal Reserve (Fed) drove outflows from high yield bond mutual funds. However, subdued primary market activity combined with a high volume of calls, tenders, and coupon payments provided for a relatively solid technical backdrop.

•

After posting outflows of $14 billion during 2021, high yield bond mutual funds saw nearly $41 billion of outflows during the first eight months of 2022. For the period, spreads on the Bloomberg US Corporate High Yield Bond Index widened 196 basis points (bps) to 484 bps as of August 31, 2022. (One basis point equals 0.01%.) By quality, higher-quality (BB-rated and B-rated) credits outperformed their lower-quality (CCC-rated) peers during the period as investors sought out the relative safety of higher-rated credits.

•

After seeing record gross issuance in 2021, the high yield primary market slowed considerably during the first part of 2022 as issuers sat out the volatility, helping to offset some of the technical headwinds from negative fund flows. After issuing $484 billion in high yield bonds during 2021, companies issued a mere $81 billion through the first eight months of 2022.

•

The par-weighted US high yield default rate, including distressed exchanges, ended the period at 1.20%, up from 1.13% the year before, and below the long-term historical average of 3.20%, according to J.P. Morgan.

What worked?

•

Overall security selection and sector allocation both contributed to performance during the period. Within security selection, positions in the upstream and midstream energy, technology, and gaming/lodging/leisure industries contributed the most. Within sector allocation, relative to the Index, overweights to upstream energy and electric utilities—along with an underweight to banking—contributed.

•	In individual security selection, positions in Chesapeake Energy Corp. (upstream energy), Veon Ltd. (telecom), and Ferrellgas (midstream energy) were the largest contributors to performance.

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•

Having slightly less beta, on average, in the Fund relative to the Index over the period had a positive impact on returns. (Beta is a measure of the volatility or risk of a security or portfolio compared to the market or index.)

What didn’t work?

•	While overall security selection contributed positively to returns over the period, selection in media & entertainment, healthcare & pharmaceuticals, and cable & satellite detracted.

•

While overall sector allocation, relative to the Index, was positive, underweights to the healthcare & pharmaceuticals and downstream energy industries—along with an overweight to building materials & home construction—detracted.

•

In individual security selection, overweights to Bausch Health Americas Inc. (healthcare & pharmaceuticals), Diamond Sports Group LLC (media & entertainment), and Digicel Group (telecom) detracted from results.

Did the Fund use derivatives?

The Fund used credit index derivatives, interest rate futures, and swaps to manage its overall risk profile during the period—the aggregate impact of which was positive.

Current outlook

•

While strong credit fundamentals continue to sustain low US high yield default rates, PGIM Fixed Income has grown more cautious in light of increased geopolitical, inflation, and recession risks. In PGIM Fixed Income’s view, most US high yield issuers should be able to withstand the impacts of higher rates, slower growth, and inflation, aided in large part by a lack of near-term maturities. However, PGIM Fixed Income now anticipates higher default rates of 3% and 7% over the next two years, should the economy follow its base-case scenario of a shallow recession— induced by aggressive rate hikes and persistent inflation—occurring in that time.

•

Although PGIM Fixed Income remains defensive and is prepared for further spread widening, it does not expect defaults to be as severe as in previous downturns due to the favorable position most issuers find themselves in today, with strong debt serviceability, favorable maturity profiles, and strong cash flows. Notably, if inflation subsides sooner than expected, and/or the Fed engineers a soft landing, there is meaningful upside potential in the market given current wider-than-average spreads and significant price discounts. As such, PGIM Fixed Income believes the market is reasonably close to fair value, with only modest spread widening needed to balance the risks and rewards.

•

In terms of positioning, PGIM Fixed Income is reducing its allocation to lower-quality issuers in favor of higher-quality BB-rated bonds, and maintaining an overweight to independent power producers and housing.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based

PGIM High Yield Fund     9

Strategy and Performance Overview* (continued)

on how the Fund performed relative to the Fund’s benchmark index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended August 31, 2022. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information

PGIM High Yield Fund     11

Fees and Expenses (continued)

provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM High Yield Fund		Beginning Account Value March 1, 2022	Ending Account Value August 31, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$ 922.40	0.76%	$3.68

	Hypothetical	$1,000.00	$1,021.37	0.76%	$3.87
Class C	Actual	$1,000.00	$ 917.00	1.48%	$7.15

	Hypothetical	$1,000.00	$1,017.74	1.48%	$7.53
Class R	Actual	$1,000.00	$ 918.90	1.07%	$5.18

	Hypothetical	$1,000.00	$1,019.81	1.07%	$5.45
Class Z	Actual	$1,000.00	$ 921.90	0.52%	$2.52

	Hypothetical	$1,000.00	$1,022.58	0.52%	$2.65
Class R2	Actual	$1,000.00	$ 919.80	0.92%	$4.45

	Hypothetical	$1,000.00	$1,020.57	0.92%	$4.69
Class R4	Actual	$1,000.00	$ 921.00	0.67%	$3.24

	Hypothetical	$1,000.00	$1,021.83	0.67%	$3.41
Class R6	Actual	$1,000.00	$ 922.30	0.38%	$1.84

	Hypothetical	$1,000.00	$1,023.29	0.38%	$1.94
*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended August 31, 2022, and divided by the 365 days in the Fund’s fiscal year ended August 31, 2022 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

12     Visit our website at pgim.com/investments

Schedule of Investments

as of August 31, 2022

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS 94.6%

ASSET-BACKED SECURITIES 0.7%

Collateralized Loan Obligations

Battalion CLO Ltd.,
Series 2018-12A, Class A1, 144A, 3 Month LIBOR + 1.070% (Cap N/A, Floor 1.070%)	4.012	%(c)	05/17/31	16,450	$16,177,144
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands),
Series 2015-04A, Class A1R, 144A, 3 Month LIBOR + 1.340% (Cap N/A, Floor 0.000%)	4.050	(c)	07/20/32	26,000	25,669,051
CIFC Funding Ltd. (Cayman Islands),
Series 2015-01A, Class ARR, 144A, 3 Month LIBOR + 1.110% (Cap N/A, Floor 1.110%)	3.869	(c)	01/22/31	9,750	9,613,694
HPS Loan Management Ltd. (Cayman Islands),
Series 11A-17, Class AR, 144A, 3 Month LIBOR + 1.020% (Cap N/A, Floor 1.020%)	3.883	(c)	05/06/30	19,470	19,090,580
Madison Park Funding Ltd. (Cayman Islands),
Series 2019-33A, Class AR, 144A, 3 Month SOFR + 1.290% (Cap N/A, Floor 1.290%)	3.618	(c)	10/15/32	25,000	24,675,713
Voya CLO Ltd. (Cayman Islands),
Series 2014-01A, Class AAR2, 144A, 3 Month SOFR + 1.252% (Cap N/A, Floor 0.000%)	3.732	(c)	04/18/31	28,220	27,771,680
Wellfleet CLO Ltd. (Cayman Islands),
Series 2016-02A, Class A1R, 144A, 3 Month LIBOR + 1.140% (Cap N/A, Floor 1.140%)	3.850	(c)	10/20/28	2,882	2,857,133

TOTAL ASSET-BACKED SECURITIES (cost $127,161,614)					125,854,995

BANK LOANS 4.0%

Airlines 0.2%

United Airlines, Inc.,
Class B Term Loan, 3 Month LIBOR + 3.750%	6.533	(c)	04/21/28	45,696	44,239,297

Chemicals 0.0%

TPC Group, Inc.,
DIP Facility, 3 Month SOFR + 10.000%^	10.051	(c)	03/01/23	6,026	6,026,499

Computers 0.2%

Peraton Corp.,
First Lien Term B Loan, 1 Month LIBOR + 3.750%	6.274	(c)	02/01/28	29,926	28,990,451

See Notes to Financial Statements.

PGIM High Yield Fund     13

Schedule of Investments (continued)

as of August 31, 2022

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

BANK LOANS (Continued)

Cosmetics/Personal Care 0.1%

Rainbow Finco Sarl (Luxembourg),
Term Loan B, 3 Month SOFR + 5.000% (Cap N/A, Floor 0.000%)	6.691	%(c)	02/23/29	GBP	11,625	$12,424,382

Electric 0.1%

Heritage Power LLC,
Term Loan B, 3 Month LIBOR + 6.000%	8.806	(c)	07/30/26		35,287	13,872,377

Entertainment 0.1%

Golden Entertainment, Inc.,
Term B Facility Loan (First Lien), 3 Month LIBOR + 3.000%	5.460	(c)	10/21/24		9,469	9,353,556

Housewares 0.1%

SWF Holdings I Corp.,
Initial Term Loan, 1 Month LIBOR + 4.000%	6.368	(c)	10/06/28		29,122	25,390,755

Insurance 0.2%

Asurion LLC,
New B-4 Term Loan, 1 Month LIBOR + 5.250%	7.622	(c)	01/20/29		51,850	44,007,688

Investment Companies 0.1%

Rainbow Midco Ltd. (United Kingdom),
Term Loan, 3 Month EURIBOR + 7.250%^	8.658	(c)	02/22/30	EUR	13,500	12,392,114

Media 0.2%

Diamond Sports Group LLC,
First Lien Term Loan, 1 Month SOFR + 8.000%	10.387	(c)	05/25/26		39,566	37,291,009
Second Lien Term Loan, 1 Month SOFR + 3.350%	5.637	(c)	08/24/26		7,188	1,295,207

						38,586,216

Oil & Gas 0.4%

Ascent Resources Utica Holdings LLC,
Second Lien Term Loan, 3 Month LIBOR + 9.000%	11.455	(c)	11/01/25		58,174	61,373,570
Citgo Petroleum Corp.,
2019 Incremental Term B Loan, 1 Month LIBOR + 6.250%	8.774	(c)	03/28/24		15,770	15,713,296

						77,086,866

See Notes to Financial Statements.

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

BANK LOANS (Continued)

Retail 0.3%

EG America LLC (United Kingdom),
Project Becker Additional Facility, 3 Month LIBOR + 4.250%	6.500	%(c)	03/31/26	14,142	$13,775,200
Great Outdoors Group LLC,
Term B-2 Loan, 1 Month LIBOR + 3.750%	6.274	(c)	03/06/28	45,927	44,354,394
Serta Simmons Bedding LLC,
New Money Facility 2016, 1 Month LIBOR + 7.500%	9.891	(c)	08/10/23	3,426	3,337,365

					61,466,959

Software 1.1%

Boxer Parent Co., Inc.,
2021 Replacement Dollar Term Loan, 1 Month LIBOR + 3.750%	6.274	(c)	10/02/25	19,965	19,226,304
Second Lien Incremental Term Loan, 1 Month LIBOR + 5.500%	8.024	(c)	02/27/26	11,900	11,138,400
Dun & Bradstreet Corp.,
Term Loan B, 1 Month LIBOR + 3.250%	5.743	(c)	02/06/26	29,734	28,842,281
Finastra USA, Inc.,
Dollar Term Loan (Second Lien), 6 Month LIBOR + 7.250%	10.621	(c)	06/13/25	30,459	26,899,132
First Lien Dollar Term Loan, 3 Month LIBOR + 3.500%	6.871	(c)	06/13/24	28,372	26,484,326
Rackspace Technology Global, Inc.,
Term B Loan, 3 Month LIBOR + 2.750%	5.617	(c)	02/15/28	12,740	10,300,691
Skillsoft Finance II, Inc.,
Initial Term Loan, 1 Month SOFR + 5.250%	7.652	(c)	07/14/28	50,532	48,469,066
TIBCO Software, Inc.,
Term Loan B-3, 1 Month LIBOR + 3.750%	6.280	(c)	06/30/26	41,201	40,953,775

					212,313,975

Telecommunications 0.9%

Digicel International Finance Ltd. (Saint Lucia), First Lien Initial Term B Loan, 1 Month LIBOR + 3.250%	5.774	(c)	05/27/24	7,335	6,742,523
MLN U.S. HoldCo., LLC,
Term B Loan (First Lien), 1 Month LIBOR + 4.500%	6.873	(c)	11/30/25	2,359	1,250,489
West Corp.,
Incremental B1 Term Loan, 1 Month LIBOR + 3.500%	6.024	(c)	10/10/24	3,000	2,442,000

See Notes to Financial Statements.

PGIM High Yield Fund    15

Schedule of Investments (continued)

as of August 31, 2022

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

BANK LOANS (Continued)

Telecommunications (cont’d.)

West Corp., (cont’d.)
Initial Term B Loan, 1 Month LIBOR + 4.000%	6.524	%(c)	10/10/24	102,657	$83,408,895
Xplornet Communications, Inc. (Canada),
Refinancing Term Loan, 1 Month LIBOR + 4.000%	6.524	(c)	10/02/28	61,461	56,543,717
Second Lien Initial Term Loan, 1 Month LIBOR + 7.000%^	9.524	(c)	10/01/29	11,105	10,216,600

					160,604,224

TOTAL BANK LOANS (cost $817,003,348)					746,755,359

CONVERTIBLE BOND 0.0%

Telecommunications

Digicel Group Holdings Ltd. (Jamaica), Sub. Notes, 144A, Cash coupon 7.000% or PIK N/A (cost $3,766,182)	7.000		09/16/22(oo)	14,566	6,190,632

CORPORATE BONDS 82.3%

Advertising 0.4%

CMG Media Corp.,
Gtd. Notes, 144A(a)	8.875		12/15/27	90,641	79,233,222
National CineMedia LLC,
Sr. Unsec’d. Notes(a)	5.750		08/15/26	6,505	3,253,421

					82,486,643

Aerospace & Defense 3.2%

Boeing Co. (The),
Sr. Unsec’d. Notes(a)	5.805		05/01/50	90,071	86,394,985
Sr. Unsec’d. Notes(a)	5.930		05/01/60	48,720	46,519,864
Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A(a)	6.000		02/15/28	43,550	38,615,676
Sr. Unsec’d. Notes, 144A(a)	7.125		06/15/26	45,845	43,541,289
Sr. Unsec’d. Notes, 144A	7.500		12/01/24	52,169	51,829,901
Sr. Unsec’d. Notes, 144A(a)	7.500		03/15/25	43,840	42,881,658
Sr. Unsec’d. Notes, 144A(a)	7.875		04/15/27	173,878	165,705,734
Spirit AeroSystems, Inc.,
Sec’d. Notes, 144A(a)	7.500		04/15/25	27,900	27,314,484

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Aerospace & Defense (cont’d.)

TransDigm UK Holdings PLC,
Gtd. Notes	6.875%	05/15/26	12,934	$12,532,697
TransDigm, Inc.,
Gtd. Notes(a)	4.625	01/15/29	15,980	13,531,209
Gtd. Notes(a)	5.500	11/15/27	36,039	32,429,543
Gtd. Notes(a)	6.375	06/15/26	9,977	9,579,886
Sr. Sec’d. Notes, 144A(a)	6.250	03/15/26	18,648	18,313,837

				589,190,763

Agriculture 0.3%

Vector Group Ltd.,
Sr. Sec’d. Notes, 144A	5.750	02/01/29	66,109	57,317,651

Airlines 0.8%

American Airlines, Inc.,
Sr. Sec’d. Notes, 144A(a)	11.750	07/15/25	9,753	10,774,033
American Airlines, Inc./AAdvantage Loyalty IP Ltd.,
Sr. Sec’d. Notes, 144A(a)	5.500	04/20/26	11,568	10,976,991
Sr. Sec’d. Notes, 144A(a)	5.750	04/20/29	52,900	47,622,696
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd., Sr. Sec’d. Notes, 144A(a)	5.750	01/20/26	26,563	24,157,986
United Airlines, Inc.,
Sr. Sec’d. Notes, 144A	4.375	04/15/26	39,088	35,636,484
Sr. Sec’d. Notes, 144A	4.625	04/15/29	19,459	17,079,843

				146,248,033

Apparel 0.3%

Kontoor Brands, Inc.,
Gtd. Notes, 144A(a)	4.125	11/15/29	11,626	9,948,349
William Carter Co. (The),
Gtd. Notes, 144A	5.625	03/15/27	8,142	7,896,007
Wolverine World Wide, Inc.,
Gtd. Notes, 144A(a)	4.000	08/15/29	52,527	42,946,871

				60,791,227

Auto Manufacturers 1.6%

Allison Transmission, Inc.,
Gtd. Notes, 144A(a)	3.750	01/30/31	20,312	16,411,751
Sr. Unsec’d. Notes, 144A(a)	4.750	10/01/27	1,963	1,825,611

See Notes to Financial Statements.

PGIM High Yield Fund    17

Schedule of Investments (continued)

as of August 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Auto Manufacturers (cont’d.)

Ford Holdings LLC,
Gtd. Notes(a)	9.300%	03/01/30	1,900	$2,197,246
Ford Motor Co.,
Sr. Unsec’d. Notes	4.750	01/15/43	141,477	106,208,831
Sr. Unsec’d. Notes(a)	5.291	12/08/46	69,303	56,316,015
Sr. Unsec’d. Notes	7.400	11/01/46	26,892	27,961,702
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes	3.350	11/01/22	3,610	3,604,018
Sr. Unsec’d. Notes(a)	4.000	11/13/30	17,950	15,122,493
Sr. Unsec’d. Notes	5.584	03/18/24	2,375	2,366,660
Jaguar Land Rover Automotive PLC (United Kingdom),
Gtd. Notes, 144A	7.750	10/15/25	29,200	27,309,300
PM General Purchaser LLC,
Sr. Sec’d. Notes, 144A	9.500	10/01/28	49,421	43,719,731

				303,043,358

Auto Parts & Equipment 1.2%

Adient Global Holdings Ltd.,
Gtd. Notes, 144A(a)	4.875	08/15/26	78,766	72,366,262
American Axle & Manufacturing, Inc.,
Gtd. Notes(a)	6.250	03/15/26	23,103	22,425,043
Gtd. Notes(a)	6.500	04/01/27	34,668	32,402,157
Cooper-Standard Automotive, Inc.,
Gtd. Notes, 144A(a)	5.625	11/15/26	9,749	4,877,647
Dana Financing Luxembourg Sarl,
Gtd. Notes, 144A	5.750	04/15/25	8,239	8,109,763
Dana, Inc.,
Sr. Unsec’d. Notes(a)	4.250	09/01/30	24,360	19,777,172
Sr. Unsec’d. Notes	4.500	02/15/32	14,150	11,403,580
Sr. Unsec’d. Notes	5.375	11/15/27	14,475	12,915,864
Sr. Unsec’d. Notes(a)	5.625	06/15/28	7,429	6,682,828
Tenneco, Inc.,
Sr. Sec’d. Notes, 144A(a)	5.125	04/15/29	2,176	2,136,032
Sr. Sec’d. Notes, 144A	7.875	01/15/29	4,325	4,348,682
Titan International, Inc.,
Sr. Sec’d. Notes(a)	7.000	04/30/28	26,845	25,670,591

				223,115,621

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks 0.3%

Citigroup, Inc.,
Jr. Sub. Notes	3.875%(ff)	02/18/26(oo)	26,150	$22,710,506
Freedom Mortgage Corp.,
Sr. Unsec’d. Notes, 144A	7.625	05/01/26	25,190	20,836,445
Intesa Sanpaolo SpA (Italy),
Sub. Notes, 144A	4.198(ff)	06/01/32	7,600	5,527,100

				49,074,051

Building Materials 1.8%

Camelot Return Merger Sub, Inc.,
Sr. Sec’d. Notes, 144A	8.750	08/01/28	22,000	19,938,091
Cemex SAB de CV (Mexico),
Gtd. Notes, 144A	5.450	11/19/29	23,375	21,538,309
Gtd. Notes, 144A	7.375	06/05/27	2,680	2,706,800
Cornerstone Building Brands, Inc.,
Gtd. Notes, 144A	6.125	01/15/29	45,023	31,497,820
Eco Material Technologies, Inc.,
Sr. Sec’d. Notes, 144A	7.875	01/31/27	16,875	15,649,717
Griffon Corp.,
Gtd. Notes	5.750	03/01/28	30,876	28,565,327
JELD-WEN, Inc.,
Gtd. Notes, 144A(a)	4.625	12/15/25	14,645	12,609,627
Gtd. Notes, 144A(a)	4.875	12/15/27	8,865	6,872,735
Masonite International Corp.,
Gtd. Notes, 144A(a)	3.500	02/15/30	13,533	10,860,233
Gtd. Notes, 144A(a)	5.375	02/01/28	5,269	4,900,170
MIWD Holdco II LLC/MIWD Finance Corp.,
Gtd. Notes, 144A	5.500	02/01/30	23,950	19,801,353
SRM Escrow Issuer LLC,
Sr. Sec’d. Notes, 144A	6.000	11/01/28	64,837	58,776,860
Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A	3.375	01/15/31	30,375	22,513,972
Sr. Unsec’d. Notes, 144A(a)	4.375	07/15/30	65,668	52,164,761
Sr. Unsec’d. Notes, 144A(a)	4.750	01/15/28	14,185	12,458,735
Sr. Unsec’d. Notes, 144A(a)	5.000	02/15/27	20,523	18,902,756
Summit Materials LLC/Summit Materials Finance Corp.,
Gtd. Notes, 144A(a)	5.250	01/15/29	2,330	2,118,220

				341,875,486

See Notes to Financial Statements.

PGIM High Yield Fund    19

Schedule of Investments (continued)

as of August 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Chemicals 3.3%

Ashland LLC,
Gtd. Notes	6.875%	05/15/43	36,370	$37,443,888
ASP Unifrax Holdings, Inc.,
Sr. Sec’d. Notes, 144A	5.250	09/30/28	13,500	11,007,310
Sr. Unsec’d. Notes, 144A(a)	7.500	09/30/29	9,475	7,045,479
Avient Corp.,
Sr. Unsec’d. Notes, 144A(a)	5.750	05/15/25	3,225	3,179,630
Chemours Co. (The),
Gtd. Notes(a)	5.375	05/15/27	22,242	20,517,122
Gtd. Notes, 144A(a)	4.625	11/15/29	28,925	24,006,905
Gtd. Notes, 144A(a)	5.750	11/15/28	39,835	35,934,625
Cornerstone Chemical Co.,
Sr. Sec’d. Notes, 144A(a)	6.750	08/15/24	41,923	36,254,949
Diamond BC BV,
Gtd. Notes, 144A(a)	4.625	10/01/29	14,103	11,828,891
EverArc Escrow Sarl,
Sr. Sec’d. Notes, 144A	5.000	10/30/29	31,720	27,172,304
Iris Holding, Inc.,
Sr. Unsec’d. Notes, 144A	10.000	12/15/28	31,750	27,796,486
NOVA Chemicals Corp. (Canada),
Sr. Unsec’d. Notes, 144A(a)	4.875	06/01/24	2,540	2,429,459
Sr. Unsec’d. Notes, 144A	5.000	05/01/25	7,100	6,574,245
Sr. Unsec’d. Notes, 144A(a)	5.250	06/01/27	21,927	19,323,169
Olympus Water US Holding Corp.,
Sr. Sec’d. Notes, 144A	4.250	10/01/28	16,450	13,434,420
Sr. Unsec’d. Notes, 144A(a)	6.250	10/01/29	9,559	7,196,535
Rain CII Carbon LLC/CII Carbon Corp.,
Sec’d. Notes, 144A	7.250	04/01/25	54,332	50,939,678
SCIH Salt Holdings, Inc.,
Sr. Unsec’d. Notes, 144A(a)	6.625	05/01/29	3,850	3,168,814
SPCM SA (France),
Sr. Unsec’d. Notes, 144A	3.375	03/15/30	13,100	10,611,000
TPC Group, Inc.,
Sr. Sec’d. Notes, 144A	10.500	08/01/24(d)	71,803	39,626,515
Sr. Sec’d. Notes, 144A	10.875	08/01/24(d)	25,785	25,978,855
Sr. Sec’d. Notes, 144A	10.875	08/01/24	8,597	8,661,478
Tronox, Inc.,
Gtd. Notes, 144A(a)	4.625	03/15/29	68,455	56,939,451
Valvoline, Inc.,
Gtd. Notes, 144A(a)	4.250	02/15/30	17,554	17,132,790
Sr. Unsec’d. Notes, 144A	3.625	06/15/31	22,525	18,124,134

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Chemicals (cont’d.)

Venator Finance Sarl/Venator Materials LLC,
Gtd. Notes, 144A(a)	5.750%	07/15/25		65,304	$47,753,550
Sr. Sec’d. Notes, 144A(a)	9.500	07/01/25		23,430	22,609,950
WR Grace Holdings LLC,
Sr. Sec’d. Notes, 144A(a)	4.875	06/15/27		14,458	13,435,543
Sr. Sec’d. Notes, 144A	5.625	10/01/24		8,030	7,905,325

					614,032,500

Coal 0.1%

Coronado Finance Pty Ltd. (Australia),
Sr. Sec’d. Notes, 144A	10.750	05/15/26		14,421	14,889,683

Commercial Services 4.2%

Adtalem Global Education, Inc.,
Sr. Sec’d. Notes, 144A(a)	5.500	03/01/28		21,266	20,070,757
Allied Universal Holdco LLC/Allied Universal Finance Corp.,
Sr. Sec’d. Notes, 144A	6.625	07/15/26		44,855	41,991,222
Sr. Unsec’d. Notes, 144A(a)	6.000	06/01/29		71,573	53,619,671
Sr. Unsec’d. Notes, 144A(a)	9.750	07/15/27		60,302	55,105,782
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl,
Sr. Sec’d. Notes, 144A	4.625	06/01/28		40,288	34,122,325
Sr. Sec’d. Notes, 144A	4.625	06/01/28		35,956	30,053,643
Alta Equipment Group, Inc.,
Sec’d. Notes, 144A	5.625	04/15/26		16,763	14,566,458
AMN Healthcare, Inc.,
Gtd. Notes, 144A	4.000	04/15/29		13,397	11,561,626
Gtd. Notes, 144A	4.625	10/01/27		17,485	16,197,196
APi Group DE, Inc.,
Gtd. Notes, 144A	4.750	10/15/29		10,704	8,954,483
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,
Gtd. Notes, 144A(a)	4.750	04/01/28		28,975	25,306,079
Gtd. Notes, 144A(a)	5.375	03/01/29		475	414,295
Gtd. Notes, 144A	5.750	07/15/27		370	349,647
Gtd. Notes, 144A	5.750	07/15/27		619	586,030
Avis Budget Finance PLC,
Gtd. Notes	4.750	01/30/26	EUR	11,000	10,298,980
Brink’s Co. (The),
Gtd. Notes, 144A(a)	4.625	10/15/27		3,173	2,856,125

See Notes to Financial Statements.

PGIM High Yield Fund    21

Schedule of Investments (continued)

as of August 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Commercial Services (cont’d.)

Brink’s Co. (The), (cont’d.)
Gtd. Notes, 144A	5.500%	07/15/25	5,976	$5,852,160
Carriage Services, Inc.,
Gtd. Notes, 144A(a)	4.250	05/15/29	10,966	9,339,914
Gartner, Inc.,
Gtd. Notes, 144A(a)	3.625	06/15/29	9,425	8,147,104
Gtd. Notes, 144A(a)	3.750	10/01/30	7,598	6,517,801
Hertz Corp. (The),
Gtd. Notes, 144A(a)	4.625	12/01/26	9,950	8,534,089
Gtd. Notes, 144A(a)	5.000	12/01/29	18,800	15,127,099
Metis Merger Sub LLC,
Sr. Unsec’d. Notes, 144A	6.500	05/15/29	78,760	68,917,960
MPH Acquisition Holdings LLC,
Sr. Sec’d. Notes, 144A(a)	5.500	09/01/28	50,369	42,929,745
NESCO Holdings II, Inc.,
Sec’d. Notes, 144A	5.500	04/15/29	26,390	23,393,518
Nielsen Co. Luxembourg Sarl (The),
Gtd. Notes, 144A(a)	5.000	02/01/25	8,024	8,044,060
Service Corp. International,
Sr. Unsec’d. Notes	4.000	05/15/31	20,005	17,133,990
United Rentals North America, Inc.,
Gtd. Notes(a)	3.750	01/15/32	23,383	19,592,009
Gtd. Notes(a)	3.875	02/15/31	4,852	4,189,487
Gtd. Notes(a)	4.000	07/15/30	4,506	3,919,693
Gtd. Notes(a)	4.875	01/15/28	64,199	60,056,120
Gtd. Notes(a)	5.250	01/15/30	36,595	34,609,984
Verscend Escrow Corp.,
Sr. Unsec’d. Notes, 144A(a)	9.750	08/15/26	109,424	110,570,110

				772,929,162

Computers 0.6%

CA Magnum Holdings (India),
Sr. Sec’d. Notes, 144A	5.375	10/31/26	6,425	5,750,375
Condor Merger Sub, Inc.,
Sr. Unsec’d. Notes, 144A(a)	7.375	02/15/30	28,510	23,764,053
NCR Corp.,
Gtd. Notes, 144A(a)	5.000	10/01/28	18,075	17,016,732
Gtd. Notes, 144A(a)	5.125	04/15/29	29,725	27,753,760
Gtd. Notes, 144A(a)	5.250	10/01/30	12,000	11,171,611
Gtd. Notes, 144A	5.750	09/01/27	11,642	11,271,237

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Computers (cont’d.)

Tempo Acquisition LLC/Tempo Acquisition Finance Corp.,
Sr. Sec’d. Notes, 144A(a)	5.750%	06/01/25	22,329	$22,219,503

				118,947,271

Distribution/Wholesale 0.4%

H&E Equipment Services, Inc.,
Gtd. Notes, 144A	3.875	12/15/28	76,861	64,956,813

Diversified Financial Services 3.2%

Bread Financial Holdings, Inc.,
Gtd. Notes, 144A	4.750	12/15/24	25,173	22,252,212
goeasy Ltd. (Canada),
Gtd. Notes, 144A(a)	4.375	05/01/26	16,570	14,830,150
Gtd. Notes, 144A	5.375	12/01/24	4,723	4,457,426
Home Point Capital, Inc.,
Gtd. Notes, 144A(a)	5.000	02/01/26	24,800	17,615,205
Jefferies Finance LLC/JFIN Co-Issuer Corp.,
Sr. Unsec’d. Notes, 144A(a)	5.000	08/15/28	57,205	48,822,210
LD Holdings Group LLC,
Gtd. Notes, 144A(a)	6.125	04/01/28	43,888	23,704,474
LFS Topco LLC,
Gtd. Notes, 144A	5.875	10/15/26	29,800	24,187,770
LPL Holdings, Inc.,
Gtd. Notes, 144A(a)	4.000	03/15/29	45,800	40,893,599
Gtd. Notes, 144A(a)	4.375	05/15/31	2,000	1,759,542
Nationstar Mortgage Holdings, Inc.,
Gtd. Notes, 144A(a)	5.125	12/15/30	62,525	49,217,298
Gtd. Notes, 144A	5.500	08/15/28	4,135	3,484,236
Gtd. Notes, 144A(a)	6.000	01/15/27	38,045	33,996,329
Navient Corp.,
Sr. Unsec’d. Notes(a)	5.500	03/15/29	29,975	24,313,061
OneMain Finance Corp.,
Gtd. Notes	3.875	09/15/28	14,520	11,418,741
Gtd. Notes(a)	4.000	09/15/30	48,915	36,524,068
Gtd. Notes(a)	5.375	11/15/29	8,143	6,750,039
Gtd. Notes(a)	6.625	01/15/28	46,184	42,455,837
Gtd. Notes(a)	6.875	03/15/25	41,375	40,301,402
Gtd. Notes(a)	7.125	03/15/26	63,065	58,759,847
Gtd. Notes	8.250	10/01/23	1,568	1,588,729

See Notes to Financial Statements.

PGIM High Yield Fund    23

Schedule of Investments (continued)

as of August 31, 2022

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Diversified Financial Services (cont’d.)

PennyMac Financial Services, Inc.,
Gtd. Notes, 144A	4.250%		02/15/29	21,950	$17,199,713
Gtd. Notes, 144A	5.375		10/15/25	24,700	22,604,428
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc.,
Gtd. Notes, 144A(a)	3.625		03/01/29	1,468	1,187,964
Gtd. Notes, 144A	3.875		03/01/31	3,547	2,781,252
Gtd. Notes, 144A(a)	4.000		10/15/33	8,800	6,562,280
VistaJet Malta Finance PLC/XO Management Holding, Inc. (Switzerland),
Sr. Unsec’d. Notes, 144A(a)	6.375		02/01/30	26,385	22,691,100
Sr. Unsec’d. Notes, 144A(a)	7.875		05/01/27	18,125	16,720,312

					597,079,224

Electric 4.8%

Calpine Corp.,
Sr. Sec’d. Notes, 144A(a)	3.750		03/01/31	15,404	12,660,354
Sr. Sec’d. Notes, 144A	4.500		02/15/28	15,591	14,265,608
Sr. Sec’d. Notes, 144A	5.250		06/01/26	2,812	2,733,654
Sr. Unsec’d. Notes, 144A	4.625		02/01/29	65,890	56,364,661
Sr. Unsec’d. Notes, 144A(a)	5.000		02/01/31	89,581	75,547,348
Sr. Unsec’d. Notes, 144A(a)	5.125		03/15/28	184,524	164,824,347
Keystone Power Pass-Through Holders LLC/Conemaugh Power Pass-Through Holders,
Sub. Notes, 144A, Cash coupon 13.000% or PIK 13.000%	13.000		06/01/24	16,058	9,571,043
NRG Energy, Inc.,
Gtd. Notes	5.750		01/15/28	34,533	32,565,019
Gtd. Notes	6.625		01/15/27	16,161	16,105,480
Gtd. Notes, 144A(a)	3.375		02/15/29	19,191	15,865,427
Gtd. Notes, 144A(a)	3.625		02/15/31	42,591	33,824,913
Gtd. Notes, 144A(a)	3.875		02/15/32	20,170	15,947,379
Gtd. Notes, 144A(a)	5.250		06/15/29	32,141	28,745,230
PG&E Corp.,
Sr. Sec’d. Notes(a)	5.000		07/01/28	31,210	27,728,025
Sr. Sec’d. Notes(a)	5.250		07/01/30	97,737	84,556,614
Vistra Corp.,
Jr. Sub. Notes, 144A	7.000	(ff)	12/15/26(oo)	32,750	30,457,500
Jr. Sub. Notes, 144A	8.000	(ff)	10/15/26(oo)	50,365	48,224,487
Vistra Operations Co. LLC,
Gtd. Notes, 144A(a)	4.375		05/01/29	37,050	32,286,278

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Electric (cont’d.)

Vistra Operations Co. LLC, (cont’d.)
Gtd. Notes, 144A	5.000%	07/31/27		87,681	$81,672,566
Gtd. Notes, 144A(a)	5.500	09/01/26		35,237	34,010,652
Gtd. Notes, 144A(a)	5.625	02/15/27		84,927	82,097,727

					900,054,312

Electrical Components & Equipment 0.4%

Energizer Gamma Acquisition BV,
Gtd. Notes	3.500	06/30/29	EUR	5,555	4,408,945
Energizer Holdings, Inc.,
Gtd. Notes, 144A(a)	4.375	03/31/29		26,397	21,409,555
Gtd. Notes, 144A(a)	4.750	06/15/28		650	542,685
WESCO Distribution, Inc.,
Gtd. Notes, 144A	7.125	06/15/25		19,057	19,134,613
Gtd. Notes, 144A	7.250	06/15/28		29,217	29,498,459

					74,994,257

Electronics 0.3%

Likewize Corp.,
Sr. Sec’d. Notes, 144A	9.750	10/15/25		41,105	39,307,114
Sensata Technologies BV,
Gtd. Notes, 144A(a)	4.000	04/15/29		4,590	3,958,141
Gtd. Notes, 144A(a)	4.875	10/15/23		3,000	3,000,000
Gtd. Notes, 144A	5.000	10/01/25		1,225	1,197,437
Sensata Technologies, Inc.,
Gtd. Notes, 144A(a)	3.750	02/15/31		2,000	1,667,911

					49,130,603

Engineering & Construction 0.3%

AECOM,
Gtd. Notes	5.125	03/15/27		8,217	8,023,125
Artera Services LLC,
Sr. Sec’d. Notes, 144A	9.033	12/04/25		20,750	17,042,557
TopBuild Corp.,
Gtd. Notes, 144A	3.625	03/15/29		14,278	12,022,512
Gtd. Notes, 144A(a)	4.125	02/15/32		14,630	12,084,402

					49,172,596

See Notes to Financial Statements.

PGIM High Yield Fund    25

Schedule of Investments (continued)

as of August 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Entertainment 2.4%

AMC Entertainment Holdings, Inc.,
Sec’d. Notes, 144A, Cash coupon 10.000% or PIK 12.000% or Cash coupon 5.000% and PIK 6.000%	10.000%	06/15/26	17,673	$14,124,629
Caesars Entertainment, Inc.,
Sr. Sec’d. Notes, 144A	6.250	07/01/25	17,630	17,213,057
Sr. Unsec’d. Notes, 144A(a)	4.625	10/15/29	28,451	22,893,789
CCM Merger, Inc.,
Sr. Unsec’d. Notes, 144A(a)	6.375	05/01/26	21,770	20,523,912
Everi Holdings, Inc.,
Gtd. Notes, 144A	5.000	07/15/29	2,598	2,292,405
Golden Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A	7.625	04/15/26	44,523	45,522,614
International Game Technology PLC,
Sr. Sec’d. Notes, 144A(a)	4.125	04/15/26	15,773	14,461,791
Sr. Sec’d. Notes, 144A(a)	5.250	01/15/29	14,436	13,458,394
Sr. Sec’d. Notes, 144A	6.250	01/15/27	14,796	14,451,697
Jacobs Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A	6.750	02/15/29	21,925	19,433,490
Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp.,
Sr. Sec’d. Notes, 144A	4.875	05/01/29	29,440	25,883,829
Motion Bondco DAC (United Kingdom),
Gtd. Notes, 144A(a)	6.625	11/15/27	46,905	40,525,076
Penn Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A(a)	4.125	07/01/29	44,995	36,446,438
Sr. Unsec’d. Notes, 144A(a)	5.625	01/15/27	52,199	47,794,353
Premier Entertainment Sub LLC/Premier Entertainment Finance Corp.,
Gtd. Notes, 144A(a)	5.875	09/01/31	46,820	32,737,268
Scientific Games Holdings LP/Scientific Games US FinCo, Inc.,
Sr. Unsec’d. Notes, 144A(a)	6.625	03/01/30	26,698	23,808,460
Scientific Games International, Inc.,
Gtd. Notes, 144A	8.625	07/01/25	15,856	16,320,044
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.,
Gtd. Notes, 144A(a)	5.125	10/01/29	23,870	20,038,780
Sr. Unsec’d. Notes, 144A(a)	7.750	04/15/25	18,362	18,310,095

				446,240,121

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Environmental Control 0.1%

GFL Environmental, Inc. (Canada),
Gtd. Notes, 144A(a)	4.000%	08/01/28		8,700	$7,397,175
Gtd. Notes, 144A(a)	4.375	08/15/29		18,700	15,777,564

					23,174,739

Foods 3.0%

Albertson’s Cos., Inc./Safeway, Inc./New Albertson’s LP/Albertson’s LLC,
Gtd. Notes, 144A(a)	3.250	03/15/26		1,950	1,758,967
Gtd. Notes, 144A	3.500	03/15/29		14,234	11,696,308
Gtd. Notes, 144A	4.625	01/15/27		16,741	15,342,779
Gtd. Notes, 144A	5.875	02/15/28		2,500	2,382,767
B&G Foods, Inc.,
Gtd. Notes(a)	5.250	09/15/27		72,575	60,535,343
C&S Group Enterprises LLC,
Gtd. Notes, 144A	5.000	12/15/28		32,684	24,361,863
Chobani LLC/Chobani Finance Corp., Inc.,
Gtd. Notes, 144A(a)	7.500	04/15/25		29,548	28,192,771
Sr. Sec’d. Notes, 144A	4.625	11/15/28		9,645	8,463,544
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.,
Gtd. Notes, 144A(a)	3.750	12/01/31		20,577	17,955,587
Gtd. Notes, 144A(a)	6.500	04/15/29		13,520	14,003,414
Sr. Unsec’d. Notes, 144A(a)	5.500	01/15/30		12,473	12,469,516
Kraft Heinz Foods Co.,
Gtd. Notes	4.375	06/01/46		72,200	61,268,417
Gtd. Notes	4.625	10/01/39		950	843,591
Gtd. Notes	4.875	10/01/49		33,000	29,923,765
Gtd. Notes	5.000	07/15/35		7,205	7,002,029
Gtd. Notes	5.200	07/15/45		11,700	10,996,110
Gtd. Notes(a)	5.500	06/01/50		41,869	41,475,863
Lamb Weston Holdings, Inc.,
Gtd. Notes, 144A	4.125	01/31/30		18,884	17,009,092
Gtd. Notes, 144A	4.375	01/31/32		25,138	22,330,466
Market Bidco Finco PLC (United Kingdom),
Sr. Sec’d. Notes, 144A	5.500	11/04/27	GBP	26,775	25,505,704
Pilgrim’s Pride Corp.,
Gtd. Notes, 144A	3.500	03/01/32		12,900	10,483,087
Gtd. Notes, 144A	4.250	04/15/31		45,917	39,581,572
Gtd. Notes, 144A(a)	5.875	09/30/27		35,975	35,431,547

See Notes to Financial Statements.

PGIM High Yield Fund    27

Schedule of Investments (continued)

as of August 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Foods (cont’d.)

Post Holdings, Inc.,
Gtd. Notes, 144A	4.625%	04/15/30	25,931	$22,526,997
Gtd. Notes, 144A(a)	5.500	12/15/29	14,104	12,928,958
Sr. Unsec’d. Notes, 144A(a)	4.500	09/15/31	35,349	30,055,751

				564,525,808

Gas 0.8%

AmeriGas Partners LP/AmeriGas Finance Corp.,
Sr. Unsec’d. Notes	5.500	05/20/25	52,151	49,517,970
Sr. Unsec’d. Notes	5.625	05/20/24	17,030	16,820,508
Sr. Unsec’d. Notes	5.750	05/20/27	45,411	42,841,592
Sr. Unsec’d. Notes	5.875	08/20/26	38,352	36,703,130

				145,883,200

Healthcare-Products 0.8%

Medline Borrower LP,
Sr. Sec’d. Notes, 144A(a)	3.875	04/01/29	83,422	70,636,308
Sr. Unsec’d. Notes, 144A(a)	5.250	10/01/29	89,985	75,637,103

				146,273,411

Healthcare-Services 3.3%

DaVita, Inc.,
Gtd. Notes, 144A(a)	3.750	02/15/31	87,472	64,424,589
Gtd. Notes, 144A(a)	4.625	06/01/30	83,321	66,810,605
HCA, Inc.,
Gtd. Notes	7.050	12/01/27	10,450	11,214,563
Gtd. Notes	7.500	11/06/33	17,650	19,375,997
Gtd. Notes, MTN	7.580	09/15/25	7,101	7,543,763
Gtd. Notes, MTN	7.750	07/15/36	25,990	28,957,842
Legacy LifePoint Health LLC,
Sr. Sec’d. Notes, 144A(a)	4.375	02/15/27	15,203	13,216,323
Sr. Sec’d. Notes, 144A(a)	6.750	04/15/25	12,265	12,041,096
LifePoint Health, Inc.,
Gtd. Notes, 144A(a)	5.375	01/15/29	32,542	24,670,280
Prime Healthcare Services, Inc.,
Sr. Sec’d. Notes, 144A	7.250	11/01/25	51,239	46,859,839
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc.,
Gtd. Notes, 144A(a)	9.750	12/01/26	102,424	97,889,012

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Healthcare-Services (cont’d.)

Tenet Healthcare Corp.,
Gtd. Notes, 144A(a)	6.125%	10/01/28	58,230	$53,388,305
Sr. Sec’d. Notes, 144A(a)	4.250	06/01/29	68,406	59,039,548
Sr. Sec’d. Notes, 144A(a)	4.375	01/15/30	52,498	45,935,586
Sr. Sec’d. Notes, 144A(a)	4.625	06/15/28	2,968	2,700,563
Sr. Sec’d. Notes, 144A(a)	6.125	06/15/30	17,866	17,156,483
Sr. Unsec’d. Notes(a)	6.875	11/15/31	53,941	50,672,761

				621,897,155

Home Builders 4.7%

Ashton Woods USA LLC/Ashton Woods Finance Co.,
Sr. Unsec’d. Notes, 144A(a)	4.625	08/01/29	16,934	13,297,795
Sr. Unsec’d. Notes, 144A	4.625	04/01/30	25,312	19,850,569
Sr. Unsec’d. Notes, 144A	6.625	01/15/28	12,499	11,296,746
Beazer Homes USA, Inc.,
Gtd. Notes(a)	5.875	10/15/27	43,653	36,061,454
Gtd. Notes(a)	6.750	03/15/25	28,776	27,503,428
Gtd. Notes(a)	7.250	10/15/29	90,728	78,509,315
Brookfield Residential Properties, Inc./Brookfield Residential US LLC (Canada),
Gtd. Notes, 144A	4.875	02/15/30	53,996	41,576,920
Gtd. Notes, 144A	6.250	09/15/27	37,618	33,306,977
Sr. Unsec’d. Notes, 144A	5.000	06/15/29	14,719	11,648,617
Century Communities, Inc.,
Gtd. Notes	6.750	06/01/27	32,688	32,048,738
Gtd. Notes, 144A	3.875	08/15/29	19,944	16,038,054
Forestar Group, Inc.,
Gtd. Notes, 144A(a)	3.850	05/15/26	17,765	15,112,150
Gtd. Notes, 144A(a)	5.000	03/01/28	39,545	32,749,187
KB Home,
Gtd. Notes(a)	4.000	06/15/31	40,540	31,986,255
Gtd. Notes(a)	4.800	11/15/29	30,314	25,864,760
Gtd. Notes(a)	6.875	06/15/27	22,675	22,468,420
Gtd. Notes	7.250	07/15/30	8,400	8,097,733
M/I Homes, Inc.,
Gtd. Notes(a)	3.950	02/15/30	7,520	6,030,759
Gtd. Notes	4.950	02/01/28	33,264	29,500,175
Mattamy Group Corp. (Canada),
Sr. Unsec’d. Notes, 144A(a)	4.625	03/01/30	55,558	44,585,295
Sr. Unsec’d. Notes, 144A(a)	5.250	12/15/27	34,931	30,913,935
Meritage Homes Corp.,
Gtd. Notes	5.125	06/06/27	16,600	15,561,763

See Notes to Financial Statements.

PGIM High Yield Fund    29

Schedule of Investments (continued)

as of August 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Home Builders (cont’d.)
Meritage Homes Corp., (cont’d.)
Gtd. Notes	6.000%	06/01/25	8,250	$8,230,915
Shea Homes LP/Shea Homes Funding Corp.,
Sr. Unsec’d. Notes, 144A(a)	4.750	02/15/28	50,925	42,484,176
Sr. Unsec’d. Notes, 144A	4.750	04/01/29	18,584	14,995,299
STL Holding Co. LLC,
Sr. Unsec’d. Notes, 144A	7.500	02/15/26	37,665	33,697,175
Taylor Morrison Communities, Inc.,
Gtd. Notes, 144A	5.750	01/15/28	19,619	18,099,955
Gtd. Notes, 144A	5.875	06/15/27	41,859	40,468,983
Sr. Unsec’d. Notes, 144A(a)	5.125	08/01/30	74,624	64,046,594
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc.,
Gtd. Notes, 144A	5.625	03/01/24	10,015	9,927,544
Gtd. Notes, 144A	5.875	04/15/23	16,125	16,024,219
Tri Pointe Homes, Inc.,
Gtd. Notes(a)	5.250	06/01/27	6,603	6,035,985
Gtd. Notes(a)	5.700	06/15/28	41,742	37,626,946

				875,646,836

Home Furnishings 0.1%

Tempur Sealy International, Inc.,
Gtd. Notes, 144A(a)	4.000	04/15/29	11,917	9,810,826

Household Products/Wares 0.4%

ACCO Brands Corp.,
Gtd. Notes, 144A(a)	4.250	03/15/29	39,275	32,815,437
Central Garden & Pet Co.,
Gtd. Notes(a)	4.125	10/15/30	4,500	3,776,292
Gtd. Notes, 144A	4.125	04/30/31	905	744,620
Kronos Acquisition Holdings, Inc./KIK Custom Products, Inc. (Canada),
Gtd. Notes, 144A(a)	7.000	12/31/27	31,203	25,742,475
Sr. Sec’d. Notes, 144A	5.000	12/31/26	5,450	4,925,437
Spectrum Brands, Inc.,
Gtd. Notes, 144A(a)	3.875	03/15/31	4,490	3,486,686

				71,490,947

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Housewares 0.6%

Scotts Miracle-Gro Co. (The),
Gtd. Notes(a)	4.000%	04/01/31	37,489	$28,347,682
Gtd. Notes(a)	4.375	02/01/32	15,225	11,492,786
Gtd. Notes(a)	4.500	10/15/29	10,654	8,549,357
SWF Escrow Issuer Corp.,
Sr. Unsec’d. Notes, 144A(a)	6.500	10/01/29	84,380	61,257,937

				109,647,762

Insurance 0.1%

BroadStreet Partners, Inc.,
Sr. Unsec’d. Notes, 144A	5.875	04/15/29	29,000	24,054,149

Internet 0.5%

Cablevision Lightpath LLC,
Sr. Sec’d. Notes, 144A	3.875	09/15/27	33,990	30,046,891
Sr. Unsec’d. Notes, 144A(a)	5.625	09/15/28	25,303	20,730,875
Go Daddy Operating Co. LLC/GD Finance Co., Inc.,
Gtd. Notes, 144A(a)	3.500	03/01/29	18,057	15,303,462
NortonLifeLock, Inc.,
Sr. Unsec’d. Notes, 144A	5.000	04/15/25	34,320	33,852,447

				99,933,675

Iron/Steel 0.4%

Big River Steel LLC/BRS Finance Corp.,
Sr. Sec’d. Notes, 144A	6.625	01/31/29	37,720	37,804,308
Commercial Metals Co.,
Sr. Unsec’d. Notes(a)	4.125	01/15/30	9,425	8,274,277
Sr. Unsec’d. Notes(a)	4.375	03/15/32	10,160	8,663,576
TMS International Corp.,
Sr. Unsec’d. Notes, 144A	6.250	04/15/29	5,300	3,696,853
United States Steel Corp.,
Sr. Unsec’d. Notes(a)	6.875	03/01/29	8,609	8,338,755

				66,777,769

Leisure Time 0.1%

Viking Cruises Ltd.,
Gtd. Notes, 144A(a)	5.875	09/15/27	11,175	9,012,861

See Notes to Financial Statements.

PGIM High Yield Fund    31

Schedule of Investments (continued)

as of August 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Leisure Time (cont’d.)

Viking Ocean Cruises Ship VII Ltd.,
Sr. Sec’d. Notes, 144A	5.625%	02/15/29	6,525	$5,317,875
Vista Outdoor, Inc.,
Gtd. Notes, 144A	4.500	03/15/29	15,303	11,438,387

				25,769,123

Lodging 1.2%

Boyd Gaming Corp.,
Gtd. Notes, 144A(a)	4.750	06/15/31	2,575	2,243,241
Hilton Domestic Operating Co., Inc.,
Gtd. Notes, 144A	3.625	02/15/32	43,415	35,069,744
Gtd. Notes, 144A(a)	4.000	05/01/31	3,459	2,929,631
MGM Resorts International,
Gtd. Notes	4.625	09/01/26	3,195	2,912,241
Gtd. Notes(a)	4.750	10/15/28	53,617	47,150,574
Gtd. Notes(a)	5.500	04/15/27	35,410	32,633,438
Gtd. Notes(a)	5.750	06/15/25	1,575	1,531,552
Gtd. Notes(a)	6.750	05/01/25	33,319	33,325,693
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp.,
Sr. Sec’d. Notes, 144A(a)	5.875	05/15/25	15,505	14,503,725
Wynn Macau Ltd. (Macau),
Sr. Unsec’d. Notes, 144A(a)	4.875	10/01/24	875	700,000
Sr. Unsec’d. Notes, 144A(a)	5.125	12/15/29	15,250	10,370,000
Sr. Unsec’d. Notes, 144A	5.500	01/15/26	8,600	6,665,000
Sr. Unsec’d. Notes, 144A(a)	5.500	10/01/27	5,750	4,140,000
Sr. Unsec’d. Notes, 144A(a)	5.625	08/26/28	44,560	31,192,000

				225,366,839

Machinery-Construction & Mining 0.1%

Terex Corp.,
Gtd. Notes, 144A(a)	5.000	05/15/29	26,280	23,532,586

Machinery-Diversified 0.4%

GrafTech Finance, Inc.,
Sr. Sec’d. Notes, 144A(a)	4.625	12/15/28	28,632	24,441,288

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Machinery-Diversified (cont’d.)

Maxim Crane Works Holdings Capital LLC,
Sec’d. Notes, 144A	10.125%	08/01/24	45,848	$43,606,247
TK Elevator US Newco, Inc. (Germany),
Sr. Sec’d. Notes, 144A(a)	5.250	07/15/27	14,525	13,217,750

				81,265,285

Media 6.9%

CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes(a)	4.500	05/01/32	107,111	86,853,077
Sr. Unsec’d. Notes, 144A	4.250	02/01/31	106,178	86,704,284
Sr. Unsec’d. Notes, 144A	4.250	01/15/34	51,741	39,389,788
Sr. Unsec’d. Notes, 144A	4.500	06/01/33	35,250	27,881,726
Sr. Unsec’d. Notes, 144A(a)	4.750	03/01/30	15,350	13,189,842
Sr. Unsec’d. Notes, 144A(a)	5.000	02/01/28	29,600	27,022,218
Sr. Unsec’d. Notes, 144A	5.125	05/01/27	8,403	7,981,648
Sr. Unsec’d. Notes, 144A(a)	5.375	06/01/29	14,806	13,532,466
Sr. Unsec’d. Notes, 144A	5.500	05/01/26	27,535	27,146,527
CSC Holdings LLC,
Gtd. Notes, 144A(a)	3.375	02/15/31	27,213	20,412,675
Gtd. Notes, 144A(a)	4.125	12/01/30	21,175	17,151,750
Gtd. Notes, 144A	4.500	11/15/31	8,756	7,059,019
Gtd. Notes, 144A(a)	5.375	02/01/28	15,756	14,240,579
Gtd. Notes, 144A(a)	5.500	04/15/27	33,130	31,392,421
Gtd. Notes, 144A(a)	6.500	02/01/29	12,960	11,924,672
Sr. Unsec’d. Notes(a)	5.250	06/01/24	8,000	7,828,981
Sr. Unsec’d. Notes, 144A(a)	4.625	12/01/30	128,708	91,981,692
Sr. Unsec’d. Notes, 144A(a)	5.000	11/15/31	30,115	21,619,404
Sr. Unsec’d. Notes, 144A(a)	5.750	01/15/30	43,922	33,999,846
Sr. Unsec’d. Notes, 144A(a)	7.500	04/01/28	25,972	23,116,628
Diamond Sports Group LLC/Diamond Sports Finance Co.,
Gtd. Notes, 144A	6.625	08/15/27	267,691	24,167,208
Sec’d. Notes, 144A(a)	5.375	08/15/26	242,461	46,096,802
DISH DBS Corp.,
Gtd. Notes(a)	5.000	03/15/23	11,791	11,552,418
Gtd. Notes(a)	5.125	06/01/29	64,974	38,480,874
Gtd. Notes(a)	7.375	07/01/28	28,355	18,578,599
Gtd. Notes(a)	7.750	07/01/26	175,096	137,925,697
Gray Television, Inc.,
Gtd. Notes, 144A(a)	5.875	07/15/26	50,329	48,590,381
Gtd. Notes, 144A(a)	7.000	05/15/27	2,784	2,747,939

See Notes to Financial Statements.

PGIM High Yield Fund    33

Schedule of Investments (continued)

as of August 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Media (cont’d.)
iHeartCommunications, Inc.,
Gtd. Notes(a)	8.375%	05/01/27	19,035	$16,748,733
Sr. Sec’d. Notes(a)	6.375	05/01/26	14,955	14,139,639
Midcontinent Communications/Midcontinent Finance Corp., Gtd. Notes, 144A	5.375	08/15/27	7,300	6,832,278
News Corp.,
Sr. Unsec’d. Notes, 144A(a)	3.875	05/15/29	10,558	9,283,243
Nexstar Media, Inc.,
Gtd. Notes, 144A(a)	4.750	11/01/28	22,518	20,392,465
Gtd. Notes, 144A(a)	5.625	07/15/27	7,849	7,479,276
Radiate Holdco LLC/Radiate Finance, Inc.,
Sr. Sec’d. Notes, 144A	4.500	09/15/26	35,927	30,985,937
Sr. Unsec’d. Notes, 144A(a)	6.500	09/15/28	45,810	34,131,659
Sinclair Television Group, Inc.,
Gtd. Notes, 144A(a)	5.125	02/15/27	28,766	24,743,327
Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A(a)	4.500	05/01/29	21,907	19,153,974
Sr. Sec’d. Notes, 144A	5.125	02/15/25	32,406	31,300,671
Sr. Sec’d. Notes, 144A	6.625	06/01/27	94,781	91,777,940
VZ Secured Financing BV (Netherlands),
Sr. Sec’d. Notes, 144A(a)	5.000	01/15/32	47,550	38,991,000
Ziggo Bond Co. BV (Netherlands),
Gtd. Notes, 144A(a)	5.125	02/28/30	1,800	1,440,900

				1,285,970,203

Metal Fabricate/Hardware 0.1%

Roller Bearing Co. of America, Inc.,
Sr. Unsec’d. Notes, 144A(a)	4.375	10/15/29	16,098	14,443,269

Mining 1.7%

Constellium SE,
Gtd. Notes, 144A(a)	5.875	02/15/26	12,000	11,490,000
Eldorado Gold Corp. (Turkey),
Sr. Unsec’d. Notes, 144A(a)	6.250	09/01/29	51,625	41,283,867
First Quantum Minerals Ltd. (Zambia),
Gtd. Notes, 144A	6.500	03/01/24	81,201	80,388,990
Gtd. Notes, 144A(a)	6.875	10/15/27	21,140	20,233,517
Gtd. Notes, 144A(a)	7.500	04/01/25	31,636	31,220,778
FMG Resources August 2006 Pty Ltd. (Australia),
Sr. Unsec’d. Notes, 144A(a)	6.125	04/15/32	16,925	15,603,835

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Mining (cont’d.)

Freeport-McMoRan, Inc.,
Gtd. Notes	4.375%	08/01/28	330	$311,115
Hecla Mining Co.,
Gtd. Notes(a)	7.250	02/15/28	22,390	21,335,047
Hudbay Minerals, Inc. (Canada),
Gtd. Notes, 144A(a)	4.500	04/01/26	13,025	11,657,375
Gtd. Notes, 144A(a)	6.125	04/01/29	37,970	33,223,750
New Gold, Inc. (Canada),
Gtd. Notes, 144A(a)	7.500	07/15/27	49,419	39,041,010
Novelis Corp.,
Gtd. Notes, 144A	3.250	11/15/26	937	833,930
Gtd. Notes, 144A(a)	3.875	08/15/31	5,098	4,113,663
Gtd. Notes, 144A(a)	4.750	01/30/30	16,091	14,063,191

				324,800,068

Miscellaneous Manufacturing 0.2%

Amsted Industries, Inc.,
Gtd. Notes, 144A	5.625	07/01/27	9,075	8,803,216
Sr. Unsec’d. Notes, 144A	4.625	05/15/30	26,667	23,790,610

				32,593,826

Office/Business Equipment 0.2%

CDW LLC/CDW Finance Corp.,
Gtd. Notes	3.250	02/15/29	13,310	11,575,530
Gtd. Notes	4.125	05/01/25	16,450	16,212,307

				27,787,837

Oil & Gas 6.6%

Aethon United BR LP/Aethon United Finance Corp.,
Sr. Unsec’d. Notes, 144A	8.250	02/15/26	29,475	29,488,902
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp.,
Sr. Unsec’d. Notes^	7.875	12/15/24(d)	104,709	712,021
Antero Resources Corp.,
Gtd. Notes, 144A(a)	5.375	03/01/30	37,475	35,283,783
Gtd. Notes, 144A(a)	7.625	02/01/29	30,777	31,306,918
Ascent Resources Utica Holdings LLC/ARU Finance Corp.,
Gtd. Notes, 144A	7.000	11/01/26	22,028	21,618,252
Gtd. Notes, 144A	9.000	11/01/27	31,597	38,384,662

See Notes to Financial Statements.

PGIM High Yield Fund    35

Schedule of Investments (continued)

as of August 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)

Ascent Resources Utica Holdings LLC/ARU Finance Corp., (cont’d.)
Sr. Unsec’d. Notes, 144A	8.250%	12/31/28	12,735	$12,637,703
Athabasca Oil Corp. (Canada),
Sec’d. Notes, 144A(a)	9.750	11/01/26	58,933	61,584,985
Chesapeake Energy Corp.,
Gtd. Notes, 144A	5.500	02/01/26	17,495	16,871,689
Gtd. Notes, 144A	5.875	02/01/29	13,620	13,022,398
Gtd. Notes, 144A(a)	6.750	04/15/29	30,884	30,349,742
CITGO Petroleum Corp.,
Sr. Sec’d. Notes, 144A(a)	7.000	06/15/25	58,830	57,400,012
CNX Resources Corp.,
Gtd. Notes, 144A	7.250	03/14/27	55,428	55,092,128
Comstock Resources, Inc.,
Gtd. Notes, 144A(a)	5.875	01/15/30	18,625	17,154,538
Gtd. Notes, 144A(a)	6.750	03/01/29	32,042	30,618,302
CrownRock LP/CrownRock Finance, Inc.,
Sr. Unsec’d. Notes, 144A	5.000	05/01/29	7,850	7,265,283
Sr. Unsec’d. Notes, 144A(a)	5.625	10/15/25	7,487	7,375,004
Endeavor Energy Resources LP/EER Finance, Inc.,
Sr. Unsec’d. Notes, 144A	5.750	01/30/28	46,988	46,435,969
EQT Corp.,
Sr. Unsec’d. Notes(a)	5.000	01/15/29	10,550	10,331,708
Hilcorp Energy I LP/Hilcorp Finance Co.,
Sr. Unsec’d. Notes, 144A(a)	5.750	02/01/29	27,440	25,213,326
Sr. Unsec’d. Notes, 144A	6.000	04/15/30	20,650	19,049,002
Sr. Unsec’d. Notes, 144A(a)	6.000	02/01/31	8,200	7,429,327
Sr. Unsec’d. Notes, 144A(a)	6.250	11/01/28	45,673	43,305,911
Sr. Unsec’d. Notes, 144A	6.250	04/15/32	25,825	23,225,455
MEG Energy Corp. (Canada),
Gtd. Notes, 144A(a)	5.875	02/01/29	32,425	30,155,250
Gtd. Notes, 144A	7.125	02/01/27	59,187	59,549,816
Nabors Industries Ltd.,
Gtd. Notes, 144A	7.250	01/15/26	26,955	24,421,230
Gtd. Notes, 144A(a)	7.500	01/15/28	66,885	60,350,335
Nabors Industries, Inc.,
Gtd. Notes(a)	5.750	02/01/25	46,445	42,804,294
Gtd. Notes, 144A	7.375	05/15/27	1,775	1,712,905
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes(a)	6.125	01/01/31	1,210	1,260,117
Sr. Unsec’d. Notes	6.200	03/15/40	1,771	1,801,479
Sr. Unsec’d. Notes	6.450	09/15/36	300	320,874
Sr. Unsec’d. Notes(a)	6.625	09/01/30	2,158	2,306,930

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)

Occidental Petroleum Corp., (cont’d.)
Sr. Unsec’d. Notes	6.950%	07/01/24	875	$913,595
Sr. Unsec’d. Notes	7.125	10/15/27	1,230	1,287,090
Sr. Unsec’d. Notes	7.150	05/15/28	22,392	23,900,849
Sr. Unsec’d. Notes	7.200	04/01/28	2,400	2,486,598
Sr. Unsec’d. Notes	7.200	03/15/29	2,882	3,018,319
Sr. Unsec’d. Notes	7.875	09/15/31	1,200	1,369,959
Sr. Unsec’d. Notes	7.950	04/15/29	9,025	9,776,271
Sr. Unsec’d. Notes	7.950	06/15/39	8,100	9,653,670
Sr. Unsec’d. Notes(a)	8.875	07/15/30	2,600	3,042,106
Parkland Corp. (Canada),
Gtd. Notes, 144A	4.500	10/01/29	21,100	18,040,500
Gtd. Notes, 144A	4.625	05/01/30	21,475	18,361,125
Precision Drilling Corp. (Canada),
Gtd. Notes, 144A	6.875	01/15/29	8,275	7,550,937
Gtd. Notes, 144A(a)	7.125	01/15/26	29,218	27,976,235
Range Resources Corp.,
Gtd. Notes	4.875	05/15/25	56,732	55,013,259
Gtd. Notes, 144A(a)	4.750	02/15/30	9,625	8,923,249
Southwestern Energy Co.,
Gtd. Notes(a)	4.750	02/01/32	25,150	22,397,123
Gtd. Notes	5.375	02/01/29	5,625	5,323,663
Gtd. Notes(a)	5.375	03/15/30	64,400	60,283,636
Sunoco LP/Sunoco Finance Corp.,
Gtd. Notes(a)	4.500	05/15/29	26,502	22,807,086
Gtd. Notes(a)	4.500	04/30/30	29,625	25,289,041
Gtd. Notes(a)	5.875	03/15/28	3,936	3,682,713
Transocean, Inc.,
Gtd. Notes, 144A	7.250	11/01/25	19,028	15,127,260
Gtd. Notes, 144A	7.500	01/15/26	9,458	7,393,792
Gtd. Notes, 144A(a)	8.000	02/01/27	6,095	4,510,300
Gtd. Notes, 144A	11.500	01/30/27	3,550	3,413,254

				1,227,381,880

Packaging & Containers 1.4%

ARD Finance SA (Luxembourg),
Sr. Sec’d. Notes, 144A, Cash coupon 6.500% or PIK 7.250%(a)	6.500	06/30/27	39,731	30,813,535
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC,
Sr. Unsec’d. Notes, 144A(a)	4.000	09/01/29	4,615	3,784,300

See Notes to Financial Statements.

PGIM High Yield Fund    37

Schedule of Investments (continued)

as of August 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Packaging & Containers (cont’d.)

Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.,
Gtd. Notes, 144A(a)	5.250%	08/15/27	8,175	$5,957,531
Sr. Sec’d. Notes, 144A(a)	4.125	08/15/26	10,275	8,841,329
Sr. Unsec’d. Notes, 144A(a)	5.250	08/15/27	9,110	6,604,750
Graham Packaging Co., Inc.,
Gtd. Notes, 144A(a)	7.125	08/15/28	33,920	29,139,913
Graphic Packaging International LLC,
Gtd. Notes	4.125	08/15/24	11,225	11,005,072
Intelligent Packaging Holdco Issuer LP (Canada),
Sr. Unsec’d. Notes, 144A, Cash coupon 9.000% or PIK 9.750%(a)	9.000	01/15/26	18,475	15,172,594
Intelligent Packaging Ltd. Finco, Inc./Intelligent
Packaging Ltd. Co-Issuer LLC (Canada), Sr. Sec’d. Notes, 144A	6.000	09/15/28	35,362	30,234,510
LABL, Inc.,
Sr. Sec’d. Notes, 144A(a)	5.875	11/01/28	24,240	21,817,612
Sr. Sec’d. Notes, 144A	6.750	07/15/26	275	262,005
Sr. Unsec’d. Notes, 144A(a)	8.250	11/01/29	49,977	40,470,265
Sr. Unsec’d. Notes, 144A(a)	10.500	07/15/27	4,786	4,552,780
OI European Group BV,
Gtd. Notes, 144A	4.750	02/15/30	13,725	11,113,132
Owens-Brockway Glass Container, Inc.,
Gtd. Notes, 144A(a)	6.375	08/15/25	4,236	4,097,110
Gtd. Notes, 144A(a)	6.625	05/13/27	5,855	5,447,777
Pactiv Evergreen Group Issuer LLC/Pactiv Evergreen Group Issuer, Inc.,
Sr. Sec’d. Notes, 144A(a)	4.375	10/15/28	21,350	18,811,910
Trident TPI Holdings, Inc.,
Gtd. Notes, 144A	9.250	08/01/24	8,360	7,812,499
TriMas Corp.,
Gtd. Notes, 144A(a)	4.125	04/15/29	14,100	12,486,359

				268,424,983

Pharmaceuticals 2.0%

AdaptHealth LLC,
Gtd. Notes, 144A(a)	4.625	08/01/29	48,526	39,778,262
Gtd. Notes, 144A(a)	5.125	03/01/30	14,470	12,426,879
Gtd. Notes, 144A	6.125	08/01/28	19,578	18,406,190
Bausch Health Americas, Inc.,
Gtd. Notes, 144A(a)	8.500	01/31/27	12,823	6,151,833

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pharmaceuticals (cont’d.)

Bausch Health Cos., Inc.,
Gtd. Notes, 144A(a)	5.000%	01/30/28	49,922	$18,845,555
Gtd. Notes, 144A(a)	5.000	02/15/29	58,611	22,711,763
Gtd. Notes, 144A	5.250	01/30/30	98,483	36,438,710
Gtd. Notes, 144A(a)	5.250	02/15/31	42,358	16,201,935
Gtd. Notes, 144A(a)	6.250	02/15/29	179,564	67,336,500
Gtd. Notes, 144A(a)	7.000	01/15/28	21,208	8,165,080
Gtd. Notes, 144A(a)	7.250	05/30/29	4,396	1,692,460
Gtd. Notes, 144A(a)	9.000	12/15/25	3,775	2,434,875
Sr. Sec’d. Notes, 144A	4.875	06/01/28	4,474	3,092,697
Embecta Corp.,
Sr. Sec’d. Notes, 144A(a)	5.000	02/15/30	37,250	32,687,396
Sr. Sec’d. Notes, 144A	6.750	02/15/30	7,550	7,246,492
Jazz Securities DAC,
Sr. Sec’d. Notes, 144A(a)	4.375	01/15/29	22,622	20,325,867
Organon & Co./Organon Foreign Debt Co-Issuer BV,
Sr. Sec’d. Notes, 144A	4.125	04/30/28	19,953	17,886,906
Sr. Unsec’d. Notes, 144A(a)	5.125	04/30/31	24,494	21,433,454
P&L Development LLC/PLD Finance Corp.,
Sr. Sec’d. Notes, 144A	7.750	11/15/25	34,502	24,542,099

				377,804,953

Pipelines 3.2%

Antero Midstream Partners LP/Antero Midstream
Finance Corp.,
Gtd. Notes, 144A(a)	5.375	06/15/29	30,975	28,458,382
Gtd. Notes, 144A	5.750	03/01/27	36,390	34,611,538
Gtd. Notes, 144A(a)	5.750	01/15/28	41,253	39,198,154
Gtd. Notes, 144A	7.875	05/15/26	7,870	8,014,830
Cheniere Energy Partners LP,
Gtd. Notes(a)	4.000	03/01/31	37,625	32,816,833
Gtd. Notes(a)	4.500	10/01/29	3,847	3,544,210
Cheniere Energy, Inc.,
Sr. Unsec’d. Notes	4.625	10/15/28	88,814	85,528,281
CNX Midstream Partners LP,
Gtd. Notes, 144A	4.750	04/15/30	6,950	5,838,088
DCP Midstream Operating LP,
Gtd. Notes(a)	5.125	05/15/29	10,812	10,551,017
Gtd. Notes(a)	5.625	07/15/27	15,410	15,606,747
Gtd. Notes, 144A	6.450	11/03/36	3,455	3,507,771

See Notes to Financial Statements.

PGIM High Yield Fund    39

Schedule of Investments (continued)

as of August 31, 2022

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pipelines (cont’d.)
Energy Transfer LP,
Jr. Sub. Notes, Series G	7.125	%(ff)	05/15/30(oo)	17,145	$15,663,646
EQM Midstream Partners LP,
Sr. Unsec’d. Notes	4.125		12/01/26	50	45,306
Sr. Unsec’d. Notes(a)	5.500		07/15/28	2,300	2,106,871
Sr. Unsec’d. Notes, 144A	6.000		07/01/25	3,807	3,682,403
Sr. Unsec’d. Notes, 144A	6.500		07/01/27	26,949	26,064,238
Sr. Unsec’d. Notes, 144A	7.500		06/01/27	7,125	7,053,410
Sr. Unsec’d. Notes, 144A(a)	7.500		06/01/30	6,975	6,926,664
Global Partners LP/GLP Finance Corp.,
Gtd. Notes(a)	6.875		01/15/29	16,086	14,769,566
Gtd. Notes	7.000		08/01/27	14,055	13,379,570
Rockies Express Pipeline LLC,
Sr. Unsec’d. Notes, 144A	3.600		05/15/25	5,500	5,064,764
Sr. Unsec’d. Notes, 144A	4.800		05/15/30	4,000	3,398,260
Sr. Unsec’d. Notes, 144A	4.950		07/15/29	148	133,435
Sr. Unsec’d. Notes, 144A	6.875		04/15/40	53,123	44,201,071
Sr. Unsec’d. Notes, 144A	7.500		07/15/38	9,417	8,237,498
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.,
Gtd. Notes, 144A	5.500		01/15/28	58,142	49,942,252
Gtd. Notes, 144A(a)	6.000		03/01/27	15,384	14,099,551
Gtd. Notes, 144A	6.000		12/31/30	26,692	23,505,733
Gtd. Notes, 144A	6.000		09/01/31	163	143,407
Gtd. Notes, 144A(a)	7.500		10/01/25	8,147	8,155,995
Venture Global Calcasieu Pass LLC,
Sr. Sec’d. Notes, 144A	3.875		08/15/29	20,315	17,836,308
Sr. Sec’d. Notes, 144A	4.125		08/15/31	11,685	10,187,298
Western Midstream Operating LP,
Sr. Unsec’d. Notes(a)	3.350		02/01/25	7,121	6,735,755
Sr. Unsec’d. Notes	3.950		06/01/25	22,264	21,303,764
Sr. Unsec’d. Notes(a)	4.300		02/01/30	4,719	4,245,088
Sr. Unsec’d. Notes	4.500		03/01/28	325	302,037
Sr. Unsec’d. Notes	5.450		04/01/44	578	507,460
Sr. Unsec’d. Notes	5.500		08/15/48	6,380	5,637,964
Sr. Unsec’d. Notes	5.500		02/01/50	10,200	8,832,227

					589,837,392

Real Estate 1.3%
Five Point Operating Co. LP/Five Point Capital Corp.,
Gtd. Notes, 144A	7.875		11/15/25	62,969	55,825,309

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Real Estate (cont’d.)

Greystar Real Estate Partners LLC,
Sr. Sec’d. Notes, 144A	5.750%	12/01/25	39,691	$39,323,747
Howard Hughes Corp. (The),
Gtd. Notes, 144A(a)	4.125	02/01/29	35,325	29,892,122
Gtd. Notes, 144A	4.375	02/01/31	27,575	22,074,781
Gtd. Notes, 144A(a)	5.375	08/01/28	31,235	27,793,193
Hunt Cos., Inc.,
Sr. Sec’d. Notes, 144A	5.250	04/15/29	61,271	52,092,584
Realogy Group LLC/Realogy Co-Issuer Corp.,
Gtd. Notes, 144A(a)	5.250	04/15/30	15,841	11,938,680
Gtd. Notes, 144A(a)	5.750	01/15/29	9,200	7,213,319

				246,153,735

Real Estate Investment Trusts (REITs) 2.4%

Diversified Healthcare Trust,
Gtd. Notes	4.375	03/01/31	45,036	30,895,582
Gtd. Notes	9.750	06/15/25	46,956	46,147,034
Sr. Unsec’d. Notes	4.750	05/01/24	7,609	6,943,007
Sr. Unsec’d. Notes(a)	4.750	02/15/28	46,604	34,249,993
MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes(a)	3.500	03/15/31	32,861	24,669,332
Gtd. Notes(a)	5.000	10/15/27	13,634	12,321,833
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer,
Sr. Sec’d. Notes, 144A	7.500	06/01/25	53,225	53,762,668
Sabra Health Care LP,
Gtd. Notes	5.125	08/15/26	6,308	6,112,767
SBA Communications Corp.,
Sr. Unsec’d. Notes	3.125	02/01/29	545	448,942
Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC,
Sr. Sec’d. Notes, 144A	7.875	02/15/25	133,858	132,616,203
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC,
Sr. Sec’d. Notes, 144A	4.750	04/15/28	22,095	18,585,239
VICI Properties LP/VICI Note Co., Inc.,
Gtd. Notes, 144A(a)	4.250	12/01/26	10,797	10,098,225
Gtd. Notes, 144A(a)	4.500	09/01/26	7,250	6,827,998
Gtd. Notes, 144A	4.500	01/15/28	20,579	19,130,837

See Notes to Financial Statements.

PGIM High Yield Fund    41

Schedule of Investments (continued)

as of August 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Real Estate Investment Trusts (REITs) (cont’d.)

VICI Properties LP/VICI Note Co., Inc., (cont’d.)
Gtd. Notes, 144A	4.625%	12/01/29		36,481	$33,694,847
Gtd. Notes, 144A	5.625	05/01/24		3,154	3,158,541

					439,663,048

Retail 4.1%

1011778 BC ULC/New Red Finance, Inc. (Canada),
Sec’d. Notes, 144A	4.000	10/15/30		69,669	56,301,609
Sr. Sec’d. Notes, 144A	3.875	01/15/28		9,773	8,655,457
At Home Group, Inc.,
Gtd. Notes, 144A(a)	7.125	07/15/29		64,767	41,585,448
Sr. Sec’d. Notes, 144A(a)	4.875	07/15/28		7,850	5,749,115
BCPE Ulysses Intermediate, Inc.,
Sr. Unsec’d. Notes, 144A, Cash coupon 7.750% or PIK 8.500%	7.750	04/01/27		6,975	5,233,914
Brinker International, Inc.,
Gtd. Notes, 144A(a)	5.000	10/01/24		8,881	8,598,020
Sr. Unsec’d. Notes(a)	3.875	05/15/23		10,595	10,500,634
Carrols Restaurant Group, Inc.,
Gtd. Notes, 144A(a)	5.875	07/01/29		24,820	18,716,636
eG Global Finance PLC (United Kingdom),
Sr. Sec’d. Notes	4.375	02/07/25	EUR	26,954	25,026,137
Sr. Sec’d. Notes	6.250	10/30/25	EUR	32,433	30,371,990
Sr. Sec’d. Notes, 144A(a)	6.750	02/07/25		6,325	5,975,860
Sr. Sec’d. Notes, 144A	8.500	10/30/25		27,900	25,997,220
Ferrellgas LP/Ferrellgas Finance Corp.,
Sr. Unsec’d. Notes, 144A(a)	5.375	04/01/26		8,315	7,336,684
Sr. Unsec’d. Notes, 144A	5.875	04/01/29		5,438	4,447,615
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc.,
Gtd. Notes, 144A(a)	6.750	01/15/30		49,510	40,408,326
Sr. Sec’d. Notes, 144A(a)	4.625	01/15/29		12,925	11,287,499
Foundation Building Materials, Inc.,
Gtd. Notes, 144A(a)	6.000	03/01/29		51,238	41,909,795
Gap, Inc. (The),
Gtd. Notes, 144A(a)	3.625	10/01/29		24,494	17,041,746
Gtd. Notes, 144A(a)	3.875	10/01/31		46,782	32,476,544
LBM Acquisition LLC,
Gtd. Notes, 144A	6.250	01/15/29		38,870	29,158,552
LCM Investments Holdings II LLC,
Sr. Unsec’d. Notes, 144A	4.875	05/01/29		21,575	18,241,901

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Retail (cont’d.)

Park River Holdings, Inc.,
Gtd. Notes, 144A(a)	5.625%	02/01/29	84,039	$61,101,216
Patrick Industries, Inc.,
Gtd. Notes, 144A(a)	4.750	05/01/29	19,275	15,776,734
Gtd. Notes, 144A(a)	7.500	10/15/27	12,225	11,622,546
Sally Holdings LLC/Sally Capital, Inc.,
Gtd. Notes	5.625	12/01/25	60,970	59,261,402
SRS Distribution, Inc.,
Gtd. Notes, 144A(a)	6.000	12/01/29	21,275	17,329,460
Suburban Propane Partners LP/Suburban Energy Finance Corp.,
Sr. Unsec’d. Notes(a)	5.875	03/01/27	34,843	34,033,177
Sr. Unsec’d. Notes, 144A(a)	5.000	06/01/31	40,247	35,588,623
Superior Plus LP/Superior General Partner, Inc. (Canada),
Gtd. Notes, 144A	4.500	03/15/29	59,375	52,357,469
White Cap Buyer LLC,
Sr. Unsec’d. Notes, 144A(a)	6.875	10/15/28	24,385	21,461,650
White Cap Parent LLC,
Sr. Unsec’d. Notes, 144A, Cash coupon 8.250% or PIK 9.000%	8.250	03/15/26	4,125	3,598,590

				757,151,569

Software 0.6%

Black Knight InfoServ LLC,
Gtd. Notes, 144A	3.625	09/01/28	57,101	50,071,247
Boxer Parent Co., Inc.,
Sr. Sec’d. Notes, 144A(a)	7.125	10/02/25	36,208	36,052,893
Camelot Finance SA,
Sr. Sec’d. Notes, 144A(a)	4.500	11/01/26	1,365	1,269,450
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc.,
Gtd. Notes, 144A(a)	5.750	03/01/25	8,657	8,549,471
Dun & Bradstreet Corp. (The),
Gtd. Notes, 144A(a)	5.000	12/15/29	8,875	7,875,205
Rackspace Technology Global, Inc.,
Sr. Sec’d. Notes, 144A(a)	3.500	02/15/28	15,275	11,036,846

				114,855,112

See Notes to Financial Statements.

PGIM High Yield Fund    43

Schedule of Investments (continued)

as of August 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Telecommunications 5.0%

Altice France Holding SA (Luxembourg),
Gtd. Notes, 144A(a)	6.000%	02/15/28		1,090	$737,112
Altice France SA (France),
Sr. Sec’d. Notes, 144A	8.125	02/01/27		72,815	69,083,231
CommScope Technologies LLC,
Gtd. Notes, 144A(a)	6.000	06/15/25		13,611	12,362,571
CommScope, Inc.,
Sr. Sec’d. Notes, 144A	6.000	03/01/26		19,424	18,369,218
Digicel Group Holdings Ltd. (Jamaica),
Sr. Unsec’d. Notes, 144A, Cash coupon 5.000% and PIK 3.000%(a)	8.000	04/01/25		16,437	10,492,019
Digicel International Finance Ltd./Digicel International Holdings Ltd. (Jamaica),
Gtd. Notes, 144A(a)	8.000	12/31/26		58,118	37,340,557
Gtd. Notes, 144A, Cash coupon 6.000% and PIK 7.000%(a)	13.000	12/31/25		72,890	60,043,147
Sr. Sec’d. Notes, 144A	8.750	05/25/24		81,397	76,808,159
Digicel Ltd. (Jamaica),
Gtd. Notes, 144A	6.750	03/01/23		178,995	112,972,694
Iliad Holding SASU (France),
Sr. Sec’d. Notes	5.625	10/15/28	EUR	2,600	2,399,189
Sr. Sec’d. Notes, 144A	6.500	10/15/26		28,950	26,383,872
Sr. Sec’d. Notes, 144A(a)	7.000	10/15/28		33,225	29,995,862
Intelsat Jackson Holdings SA (Luxembourg),
Gtd. Notes, 144A^	8.500	10/15/24(d)		55,297	55
Gtd. Notes, 144A^	9.750	07/15/25(d)		89,167	89
Sr. Sec’d. Notes, 144A(a)	6.500	03/15/30		102,045	92,501,752
Sr. Unsec’d. Notes^	5.500	08/01/23(d)		110,159	110
Level 3 Financing, Inc.,
Gtd. Notes	5.250	03/15/26		8,633	8,780,273
Gtd. Notes(a)	5.375	05/01/25		23,270	23,443,696
Gtd. Notes, 144A(a)	3.750	07/15/29		10,064	8,099,053
Gtd. Notes, 144A(a)	4.250	07/01/28		20,880	17,370,368
Gtd. Notes, 144A	4.625	09/15/27		700	617,955
Lumen Technologies, Inc.,
Sr. Unsec’d. Notes, Series P(a)	7.600	09/15/39		21,087	16,604,209
Sr. Unsec’d. Notes, Series U	7.650	03/15/42		20,660	16,096,361
Sr. Unsec’d. Notes, Series W	6.750	12/01/23		11,701	11,838,229
Sprint Capital Corp.,
Gtd. Notes	6.875	11/15/28		12,426	13,122,237
Gtd. Notes	8.750	03/15/32		34,652	41,811,511

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Telecommunications (cont’d.)

Sprint Corp.,
Gtd. Notes	7.125%	06/15/24	33,542	$34,697,613
Gtd. Notes	7.625	02/15/25	36,941	38,642,160
Gtd. Notes(a)	7.625	03/01/26	16,107	17,066,584
Gtd. Notes	7.875	09/15/23	30,009	30,925,229
Switch Ltd.,
Gtd. Notes, 144A	4.125	06/15/29	11,800	11,799,151
Viasat, Inc.,
Sr. Sec’d. Notes, 144A(a)	5.625	04/15/27	1,251	1,154,825
Sr. Unsec’d. Notes, 144A	5.625	09/15/25	45,392	40,443,602
Zayo Group Holdings, Inc.,
Sr. Sec’d. Notes, 144A(a)	4.000	03/01/27	21,743	18,541,817
Sr. Unsec’d. Notes, 144A(a)	6.125	03/01/28	37,654	28,848,968

				929,393,478

Toys/Games/Hobbies 0.0%

Mattel, Inc.,
Gtd. Notes, 144A(a)	3.375	04/01/26	1,875	1,705,050

Trucking & Leasing 0.1%

Fortress Transportation & Infrastructure Investors LLC,
Sr. Unsec’d. Notes, 144A(a)	5.500	05/01/28	31,520	26,980,000

TOTAL CORPORATE BONDS (cost $17,929,483,937)				15,335,565,888

U.S. TREASURY OBLIGATIONS 4.1%
U.S. Treasury Notes(k)	2.500	03/31/27	110,000	105,917,969
U.S. Treasury Notes	2.625	05/31/27	682,444	660,957,681

TOTAL U.S. TREASURY OBLIGATIONS (cost $769,246,420)				766,875,650

See Notes to Financial Statements.

PGIM High Yield Fund    45

Schedule of Investments (continued)

as of August 31, 2022

Description	Shares	Value

COMMON STOCKS 2.7%

Electric Utilities 0.2%

GenOn Energy Holdings, Inc. (Class A Stock) (original cost $21,213,596; purchased 02/28/19 - 10/23/20)*^(f)	195,390	$21,492,900
Keycon Power Holdings LLC*^	82,238	10,436,002

		31,928,902

Gas Utilities 0.4%

Ferrellgas Partners LP (Class B Stock)	514,445	82,053,978

Hotels, Restaurants & Leisure 0.0%

CEC Entertainment, Inc.*	240,485	4,969,983

Independent Power & Renewable Electricity Producers 0.0%

Vistra Corp.(a)	342,429	8,475,118

Oil, Gas & Consumable Fuels 1.7%

Chesapeake Energy Corp.(a)	2,542,527	255,498,538
Chesapeake Energy Corp. Backstop Commitment	28,045	2,818,242
Civitas Resources, Inc.	798,751	53,668,080

		311,984,860

Wireless Telecommunication Services 0.4%

Intelsat Emergence SA (Luxembourg)*	2,411,616	69,535,330

TOTAL COMMON STOCKS (cost $245,257,410)		508,948,171

PREFERRED STOCKS 0.8%

Capital Markets 0.0%

Goldman Sachs Group, Inc. (The), 6.375%, Series K, Maturing 05/10/24(oo)	87,000	2,195,880

Construction Materials 0.0%

New Millennium Homes LLC, Maturing 01/01/49*^	2,000	10,000

Electronic Equipment, Instruments & Components 0.8%

Ferrellgas Escrow LLC, 8.956%, Maturing 03/30/31^	142,275	142,275,000

See Notes to Financial Statements.

Description	Shares	Value

PREFERRED STOCKS (Continued)

Media 0.0%

Adelphia Communications Corp.*^	20,000	$20

TOTAL PREFERRED STOCKS (cost $140,390,266)		144,480,900

	Units

RIGHTS* 0.0%

Wireless Telecommunication Services

Intelsat Jackson Holdings SA, Series A (Luxembourg), CVR, expiring 12/05/25^	252,558	2,407,080
Intelsat Jackson Holdings SA, Series B (Luxembourg), CVR, expiring 12/05/25^	252,558	499,938

TOTAL RIGHTS (cost $0)		2,907,018

WARRANTS* 0.0%

Chemicals

Hercules, Inc., expiring 03/31/29	230	—
TPC Group, Inc., expiring 08/01/24^	48,201,233	4,820

TOTAL WARRANTS (cost $5)		4,820

TOTAL LONG-TERM INVESTMENTS (cost $20,032,309,182)		17,637,583,433

	Shares

SHORT-TERM INVESTMENTS 19.1%

AFFILIATED MUTUAL FUNDS 18.1%
PGIM Core Short-Term Bond Fund(wc)	33,555,499	306,026,153
PGIM Core Ultra Short Bond Fund(wc)	203,987,905	203,987,905
PGIM Institutional Money Market Fund (cost $2,848,086,053; includes $2,841,882,428 of cash collateral for securities on loan)(b)(wc)	2,850,625,496	2,848,915,122

TOTAL AFFILIATED MUTUAL FUNDS (cost $3,357,765,020)		3,358,929,180

See Notes to Financial Statements.

PGIM High Yield Fund    47

Schedule of Investments (continued)

as of August 31, 2022

Description	Shares	Value

UNAFFILIATED FUND 1.0%
Dreyfus Government Cash Management (Institutional Shares) (cost $188,137,283)	188,137,283	$188,137,283

TOTAL SHORT-TERM INVESTMENTS (cost $3,545,902,303)		3,547,066,463

TOTAL INVESTMENTS 113.7% (cost $23,578,211,485)		21,184,649,896
Liabilities in excess of other assets(z) (13.7)%		(2,545,182,696)

NET ASSETS 100.0%		$18,639,467,200

Below is a list of the abbreviation(s) used in the annual report:

EUR—Euro

GBP—British Pound

USD—US Dollar

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

CDX—Credit Derivative Index

CLO—Collateralized Loan Obligation

CVR—Contingent Value Rights

DIP—Debtor-In-Possession

EURIBOR—Euro Interbank Offered Rate

iBoxx—Bond Market Indices

LIBOR—London Interbank Offered Rate

LP—Limited Partnership

MTN—Medium Term Note

OTC—Over-the-counter

PIK—Payment-in-Kind

Q—Quarterly payment frequency for swaps

REITs—Real Estate Investment Trust

SOFR—Secured Overnight Financing Rate

T—Swap payment upon termination

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $206,473,248 and 1.1% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $2,766,934,364; cash collateral of $2,841,882,428 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Fund may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at August 31, 2022.
(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.

See Notes to Financial Statements.

(f)

Indicates a restricted security that is acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer and is considered restricted as to disposition under federal securities law; the aggregate original cost of such securities is $21,213,596. The aggregate value of $21,492,900 is 0.1% of net assets.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(oo)	Perpetual security. Maturity date represents next call date.
(wc)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Short-Term Bond Fund, PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Unfunded loan commitment outstanding at August 31, 2022:

Borrower	Principal Amount (000)#	Current Value	Unrealized Appreciation	Unrealized Depreciation

TPC Group, Inc., Term Loan DIP Facility, 3 Month LIBOR + 5.000%, 5.000%(c), Maturity Date 03/01/23 (cost $2,960,385)^	2,960	$2,960,385	$—	$—

Futures contracts outstanding at August 31, 2022:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Positions:
4,942	2 Year U.S. Treasury Notes	Dec. 2022	$1,029,557,599	$(2,216,196)
304	5 Year Euro-Bobl	Sep. 2022	37,601,531	(806,086)
8,048	5 Year U.S. Treasury Notes	Dec. 2022	891,881,855	(7,368,141)
9,120	10 Year U.S. Treasury Notes	Dec. 2022	1,066,185,000	(9,119,907)
8	Euro Schatz Index	Sep. 2022	873,181	(6,237)

				(19,516,567)

Short Positions:
144	10 Year Euro-Bund	Sep. 2022	21,413,153	603,290
373	20 Year U.S. Treasury Bonds	Dec. 2022	50,669,719	226,404
927	30 Year U.S. Ultra Treasury Bonds	Dec. 2022	138,586,500	82,351

				912,045

				$(18,604,522)

Forward foreign currency exchange contracts outstanding at August 31, 2022:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
British Pound,
Expiring 09/02/22	HSBC Bank PLC	GBP	35,339	$41,770,107	$41,054,230	$—	$(715,877)

See Notes to Financial Statements.

PGIM High Yield Fund    49

Schedule of Investments (continued)

as of August 31, 2022

Forward foreign currency exchange contracts outstanding at August 31, 2022 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Euro,
Expiring 09/02/22	Barclays Bank PLC	EUR	72,768	$72,498,643	$73,137,625	$638,982	$—

				$114,268,750	$114,191,855	638,982	(715,877)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
British Pound,
Expiring 09/02/22	The Toronto-Dominion Bank	GBP	35,339	$42,687,495	$41,054,230	$1,633,265	$—
Expiring 10/04/22	HSBC Bank PLC	GBP	35,339	41,795,657	41,080,088	715,569	—
Euro,
Expiring 09/02/22	Bank of America, N.A.	EUR	988	1,002,509	993,311	9,198	—
Expiring 09/02/22	Barclays Bank PLC	EUR	71,780	73,614,497	72,144,314	1,470,183	—
Expiring 10/04/22	Barclays Bank PLC	EUR	72,768	72,656,549	73,296,559	—	(640,010)

				$231,756,707	$228,568,502	3,828,215	(640,010)

						$4,467,197	$(1,355,887)

Credit default swap agreements outstanding at August 31, 2022:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at August 31, 2022(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreement on corporate and/or sovereign issues - Sell Protection(2):
EQT Corp.	12/20/22	5.000%(Q)	19,150	1.002%	$424,885	$217,807	$207,078	Credit Suisse International

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at August 31, 2022	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreement on credit indices - Buy Protection(1):
CDX.NA.IG.38.V1	06/20/32	1.000%(Q)	722,680	$9,831,525	$14,324,441	$4,492,916

See Notes to Financial Statements.

Credit default swap agreements outstanding at August 31, 2022 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at August 31, 2022(4)	Value at Trade Date	Value at August 31, 2022	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreement on credit indices - Sell Protection(2):
CDX.NA.HY.38.V2	06/20/27	5.000%(Q)	553,578	5.325%	$(11,649,633)	$(1,247,131)	$10,402,502

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Fund is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

See Notes to Financial Statements.

PGIM High Yield Fund    51

Schedule of Investments (continued)

as of August 31, 2022

Total return swap agreements outstanding at August 31, 2022:

Reference Entity	Financing Rate		Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)

OTC Total Return Swap Agreements:
iBoxx US Dollar Liquid High Yield Index(T)	1 Day SOFR(T	)	Barclays Bank PLC	09/20/22	(100,000)	$1,228,266	$—	$1,228,266
iBoxx US Dollar Liquid High Yield Index(T)	1 Day SOFR(T	)	Morgan Stanley & Co. International PLC	09/20/22	(82,425)	1,217,563	—	1,217,563
iBoxx US Dollar Liquid High Yield Index(T)	1 Day SOFR(T	)	Morgan Stanley & Co. International PLC	09/20/22	(74,270)	1,464,060	—	1,464,060
iBoxx US Dollar Liquid High Yield Index(T)	1 Day SOFR(T	)	Morgan Stanley & Co. International PLC	09/20/22	(73,755)	1,716,440	—	1,716,440
iBoxx US Dollar Liquid High Yield Index(T)	1 Day SOFR(T	)	BNP Paribas S.A.	09/20/22	(73,175)	334,459	—	334,459
iBoxx US Dollar Liquid High Yield Index(T)	1 Day SOFR(T	)	Morgan Stanley & Co. International PLC	09/20/22	(29,750)	365,409	—	365,409
iBoxx US Dollar Liquid High Yield Index(T)	1 Day SOFR(Q	)	Morgan Stanley & Co. International PLC	12/20/22	(80,060)	(371,239)	—	(371,239)
iBoxx US Dollar Liquid High Yield Index(T)	1 Day SOFR(Q	)	BNP Paribas S.A.	12/20/22	(40,950)	283,803	—	283,803
iBoxx US Dollar Liquid High Yield Index(T)	1 Day SOFR(Q	)	Morgan Stanley & Co. International PLC	12/20/22	(39,040)	1,374,091	—	1,374,091
iBoxx US Dollar Liquid High Yield Index(T)	1 Day SOFR(Q	)	BNP Paribas S.A.	03/20/23	(84,870)	387,913	—	387,913
iBoxx US Dollar Liquid High Yield Index(T)	1 Day SOFR(Q	)	Morgan Stanley & Co. International PLC	03/20/23	(84,650)	1,547,052	—	1,547,052

See Notes to Financial Statements.

Total return swap agreements outstanding at August 31, 2022 (continued):

Reference Entity	Financing Rate		Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)

OTC Total Return Swap Agreements (cont’d.):
iBoxx US Dollar Liquid High Yield Index(T)	1 Day SOFR	(Q)	Barclays Bank PLC	03/20/23	(43,370)	$842,466	$—	$ 842,466
iBoxx US Dollar Liquid High Yield Index(T)	1 Day SOFR	(Q)	BNP Paribas S.A.	06/20/23	(40,950)	753,477	—	753,477

						$11,143,760	$—	$11,143,760

(1)

On a long total return swap, the Fund receives payments for any positive return on the reference entity (makes payments for any negative return) and pays the financing rate. On a short total return swap, the Fund makes payments for any positive return on the reference entity (receives payments for any negative return) and receives the financing rate.

(2)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swap Agreements	$217,807	$—	$11,722,077	$(371,239)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value

Citigroup Global Markets, Inc.	$1,826,000	$66,953,637

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

PGIM High Yield Fund    53

Schedule of Investments (continued)

as of August 31, 2022

The following is a summary of the inputs used as of August 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3

Investments in Securities
Assets
Long-Term Investments
Asset-Backed Securities
Collateralized Loan Obligations	$—	$125,854,995	$—
Bank Loans	—	718,120,146	28,635,213
Convertible Bond	—	6,190,632	—
Corporate Bonds	—	15,334,853,613	712,275
U.S. Treasury Obligations	—	766,875,650	—
Common Stocks	317,641,736	159,377,533	31,928,902
Preferred Stocks	2,195,880	—	142,285,020
Rights	—	—	2,907,018
Warrants	—	—	4,820
Short-Term Investments
Affiliated Mutual Funds	3,358,929,180	—	—
Unaffiliated Fund	188,137,283	—	—

Total	$3,866,904,079	$17,111,272,569	$206,473,248

Other Financial Instruments*
Assets
Unfunded Loan Commitment	$—	$—	$—
Futures Contracts	912,045	—	—
OTC Forward Foreign Currency Exchange Contracts	—	4,467,197	—
Centrally Cleared Credit Default Swap Agreements	—	14,895,418	—
OTC Credit Default Swap Agreement	—	424,885	—
OTC Total Return Swap Agreements	—	11,514,999	—

Total	$912,045	$31,302,499	$—

Liabilities
Futures Contracts	$(19,516,567)	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	(1,355,887)	—
OTC Total Return Swap Agreement	—	(371,239)	—

Total	$(19,516,567)	$(1,727,126)	$—

*

Other financial instruments are derivative instruments, with the exception of unfunded loan commitments, and are not reflected in the Schedule of Investments. Futures, forwards, centrally cleared swap contracts and unfunded loan commitments are recorded at net unrealized appreciation (depreciation) and OTC swap contracts are recorded at fair value.

See Notes to Financial Statements.

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

	Bank Loans	Corporate Bonds	Common Stocks	Preferred Stocks
Balance as of 08/31/21	$48,693,019	$714,714	$38,950,158	$135,389,020
Realized gain (loss)	3,168	(14)	—	—
Change in unrealized appreciation (depreciation)	(3,445,500)	(9,020,745)	(7,021,256)	12,900
Purchases/Exchanges/Issuances	32,254,749	—	—	6,883,100
Sales/Paydowns	(186,388)	—	—	—
Accrued discount/premium	9,184	9,018,320	—	—
Transfers into Level 3*	—	—	—	—
Transfers out of Level 3*	(48,693,019)	—	—	—

Balance as of 08/31/22	$28,635,213	$712,275	$31,928,902	$142,285,020

Change in unrealized appreciation (depreciation) relating to securities still held at reporting period end	$(3,445,500)	$(9,018,066)	$(7,021,256)	$12,900

	Rights	Warrants	Unfunded Loan Commitment
Balance as of 08/31/21	$—	$—	$—
Realized gain (loss)	—	—	—
Change in unrealized appreciation (depreciation)	2,907,018	4,815	—
Purchases/Exchanges/Issuances	—	5	—
Sales/Paydowns	—	—	—
Accrued discount/premium	—	—	—
Transfers into Level 3*	—	—	—
Transfers out of Level 3*	—	—	—

Balance as of 08/31/22	$2,907,018	$4,820	$—

Change in unrealized appreciation (depreciation) relating to securities still held at reporting period end	$2,907,018	$4,815	$—

*

It is the Fund’s policy to recognize transfers in and transfers out at the securities’ fair values as of the beginning of period. Securities transferred between Level 2 and Level 3 are due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are typically a result of a change from the use of methods used by independent pricing services (Level 2) to the use of a single broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market quotations (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market data provided by independent pricing services or other valuation techniques which utilize observable inputs. In accordance with the requirements of ASC 820, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to the Schedule of Investments of the Fund.

See Notes to Financial Statements.

PGIM High Yield Fund    55

Schedule of Investments (continued)

as of August 31, 2022

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by the Board, which contain unobservable inputs as follows:

Level 3 Securities**	Fair Value as of August 31, 2022	Valuation Approach	Valuation Methodology	Unobservable Inputs

Bank Loans	$12,392,114	Market	Comparable Bond	Discounted Yield Curve Spread
Bank Loans	6,026,499	Market	Transaction Based	Unadjusted Purchase Price
Corporate Bonds	254	Market	Contingent Value	Contingent Value
Corporate Bonds	712,021	Market	Transaction Based	Unadjusted Last Traded Price
Common Stocks	10,436,002	Market	Enterprise Value	Discounted Rate
Preferred Stocks	10,000	Market	Present Value	Discounted Rate
Preferred Stocks	142,275,000	Market	Transaction Based	Unadjusted Purchase Price
Preferred Stocks	20	Market	Worthless	Placeholder
Rights	2,907,018	Market	Contingent Value	Contingent Value
Warrants	4,820	Market	Worthless	Placeholder

	$174,763,748

**

The table does not include Level 3 securities and/or derivatives that are valued by independent pricing vendors or brokers. As of August 31, 2022, the aggregate value of these securities and/or derivatives was $31,709,500. The unobservable inputs for these investments were not developed by the Fund and are not readily available.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of August 31, 2022 were as follows:

Affiliated Mutual Funds (15.2% represents investments purchased with collateral from securities on loan)	18.1%
Media	7.1
Oil & Gas	7.0
Telecommunications	5.9
Electric	4.9
Home Builders	4.7
Retail	4.4
Commercial Services	4.2
U.S. Treasury Obligations	4.1
Healthcare-Services	3.3
Chemicals	3.3
Diversified Financial Services	3.2
Pipelines	3.2
Aerospace & Defense	3.2
Foods	3.0
Entertainment	2.5
Real Estate Investment Trusts (REITs)	2.4
Pharmaceuticals	2.0

Building Materials	1.8%
Software	1.7
Mining	1.7
Oil, Gas & Consumable Fuels	1.7
Auto Manufacturers	1.6
Packaging & Containers	1.4
Real Estate	1.3
Lodging	1.2
Auto Parts & Equipment	1.2
Airlines	1.0
Unaffiliated Fund	1.0
Computers	0.8
Healthcare-Products	0.8
Gas	0.8
Electronic Equipment, Instruments & Components	0.8
Housewares	0.7
Collateralized Loan Obligations	0.7
Internet	0.5
Advertising	0.4

See Notes to Financial Statements.

Industry Classification (continued):

Gas Utilities	0.4%
Machinery-Diversified	0.4
Electrical Components & Equipment	0.4
Wireless Telecommunication Services	0.4
Household Products/Wares	0.4
Iron/Steel	0.4
Distribution/Wholesale	0.4
Insurance	0.3
Apparel	0.3
Agriculture	0.3
Engineering & Construction	0.3
Electronics	0.3
Banks	0.3
Miscellaneous Manufacturing	0.2
Electric Utilities	0.2
Office/Business Equipment	0.2
Trucking & Leasing	0.1
Leisure Time	0.1
Machinery-Construction & Mining	0.1
Environmental Control	0.1

Coal	0.1%
Metal Fabricate/Hardware	0.1
Cosmetics/Personal Care	0.1
Investment Companies	0.1
Home Furnishings	0.1
Independent Power & Renewable Electricity Producers	0.0	*
Hotels, Restaurants & Leisure	0.0	*
Capital Markets	0.0	*
Toys/Games/Hobbies	0.0	*
Construction Materials	0.0	*

	113.7
Liabilities in excess of other assets	(13.7)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of August 31, 2022 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Credit contracts	Due from/to broker-variation margin swaps	$14,895,418*	—	$—
Credit contracts	Premiums paid for OTC swap agreements	217,807	—	—
Credit contracts	Unrealized appreciation on OTC swap agreements	207,078	—	—

See Notes to Financial Statements.

PGIM High Yield Fund    57

Schedule of Investments (continued)

as of August 31, 2022

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	$4,467,197	Unrealized depreciation on OTC forward foreign currency exchange contracts	$1,355,887
Interest rate contracts	Due from/to broker-variation margin futures	912,045*	Due from/to broker-variation margin futures	19,516,567	*
Interest rate contracts	Unrealized appreciation on OTC swap agreements	11,514,999	Unrealized depreciation on OTC swap agreements	371,239

		$32,214,544		$21,243,693

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended August 31, 2022 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts	Swaps

Credit contracts	$—	$—	$50,794,718
Foreign exchange contracts	—	10,960,494	—
Interest rate contracts	(228,093,941)	—	(29,729,669)

Total	$(228,093,941)	$10,960,494	$21,065,049

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts	Swaps

Credit contracts	$—	$—	$11,507,522
Foreign exchange contracts	—	3,143,046	—
Interest rate contracts	(22,952,737)	—	2,981,260

Total	$(22,952,737)	$3,143,046	$14,488,782

See Notes to Financial Statements.

For the year ended August 31, 2022, the Fund’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*

Futures Contracts - Long Positions (1)	$3,002,856,920

Futures Contracts - Short Positions (1)	196,026,393

Forward Foreign Currency Exchange Contracts - Purchased (2)	70,928,485

Forward Foreign Currency Exchange Contracts - Sold (2)	142,607,703

Credit Default Swap Agreements - Buy Protection (1)	448,169,000

Credit Default Swap Agreements - Sell Protection (1)	170,435,660

Total Return Swap Agreements (1)	776,541,000

*	Average volume is based on average quarter end balances as noted for the year ended August 31, 2022.
(1)	Notional Amount in USD.
(2)	Value at Settlement Date.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount

Securities on Loan	$2,766,934,364	$(2,766,934,364)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount

Bank of America, N.A.	$9,198	$—	$9,198	$—	$9,198
Barclays Bank PLC	4,179,897	(640,010)	3,539,887	(3,539,887)	—
BNP Paribas S.A.	1,759,652	—	1,759,652	(1,759,652)	—
Credit Suisse International	424,885	—	424,885	(424,885)	—
HSBC Bank PLC	715,569	(715,877)	(308)	—	(308)

See Notes to Financial Statements.

PGIM High Yield Fund    59

Schedule of Investments (continued)

as of August 31, 2022

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount

Morgan Stanley & Co. International PLC	$7,684,615	$(371,239)	$7,313,376	$(7,313,376)	$—
The Toronto-Dominion Bank	1,633,265	—	1,633,265	(1,330,000)	303,265

	$16,407,081	$(1,727,126)	$14,679,955	$(14,367,800)	$312,155

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions and the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

Statement of Assets and Liabilities

as of August 31, 2022

Assets

Investments at value, including securities on loan of $2,766,934,364:
Unaffiliated investments (cost $20,220,446,465)	$17,825,720,716
Affiliated investments (cost $3,357,765,020)	3,358,929,180
Cash	5,123,095
Foreign currency, at value (cost $3,246,285)	3,228,418
Dividends and interest receivable	290,697,767
Receivable for investments sold	97,890,390
Receivable for Fund shares sold	62,086,208
Unrealized appreciation on OTC swap agreements	11,722,077
Unrealized appreciation on OTC forward foreign currency exchange contracts	4,467,197
Deposit with broker for centrally cleared/exchange-traded derivatives	1,826,000
Premiums paid for OTC swap agreements	217,807
Prepaid expenses	378

Total Assets	21,661,909,233

Liabilities

Payable to broker for collateral for securities on loan	2,841,882,428
Payable for Fund shares purchased	120,860,839
Payable for investments purchased	20,237,879
Accrued expenses and other liabilities	16,830,444
Dividends payable	13,189,892
Management fee payable	6,029,566
Unrealized depreciation on OTC forward foreign currency exchange contracts	1,355,887
Due to broker—variation margin futures	716,545
Distribution fee payable	560,364
Unrealized depreciation on OTC swap agreements	371,239
Due to broker—variation margin swaps	229,912
Affiliated transfer agent fee payable	141,364
Directors’ fees payable	35,674

Total Liabilities	3,022,442,033

Net Assets	$18,639,467,200

Net assets were comprised of:
Common stock, at par	$39,640,324
Paid-in capital in excess of par	21,309,519,862
Total distributable earnings (loss)	(2,709,692,986)

Net assets, August 31, 2022	$18,639,467,200

See Notes to Financial Statements.

PGIM High Yield Fund     61

Statement of Assets and Liabilities

as of August 31, 2022

Class A

Net asset value and redemption price per share,
($1,482,193,896 ÷ 315,613,664 shares of common stock issued and outstanding)	$4.70
Maximum sales charge (3.25% of offering price)	0.16

Maximum offering price to public	$4.86

Class C

Net asset value, offering price and redemption price per share,
($228,267,038 ÷ 48,670,810 shares of common stock issued and outstanding)	$4.69

Class R

Net asset value, offering price and redemption price per share,
($65,158,519 ÷ 13,882,420 shares of common stock issued and outstanding)	$4.69

Class Z

Net asset value, offering price and redemption price per share,
($9,297,381,464 ÷ 1,975,104,333 shares of common stock issued and outstanding)	$4.71

Class R2

Net asset value, offering price and redemption price per share,
($38,316,141 ÷ 8,152,045 shares of common stock issued and outstanding)	$4.70

Class R4

Net asset value, offering price and redemption price per share,
($33,423,212 ÷ 7,112,166 shares of common stock issued and outstanding)	$4.70

Class R6

Net asset value, offering price and redemption price per share,
($7,494,726,930 ÷ 1,595,496,982 shares of common stock issued and outstanding)	$4.70

See Notes to Financial Statements.

Statement of Operations

Year Ended August 31, 2022

Net Investment Income (Loss)

Income
Interest income (net of $654,417 foreign withholding tax)	$1,278,094,562
Unaffiliated dividend income	34,912,541
Income from securities lending, net (including affiliated income of $3,846,422)	6,584,142
Affiliated dividend income	3,570,084

Total income	1,323,161,329

Expenses
Management fee	81,188,853
Distribution fee(a)	7,551,670
Shareholder servicing fees (including affiliated expense of $2,099)(a)	76,442
Transfer agent’s fees and expenses (including affiliated expense of $1,020,373)(a)	18,036,699
Custodian and accounting fees	1,337,584
Shareholders’ reports	941,698
Registration fees(a)	608,391
Directors’ fees	274,153
Legal fees and expenses	131,770
Audit fee	45,500
Miscellaneous	243,239

Total expenses	110,435,999
Less: Fee waiver and/or expense reimbursement(a)	(12,952)
Distribution fee waiver(a)	(185,947)

Net expenses	110,237,100

Net investment income (loss)	1,212,924,229

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions

Net realized gain (loss) on:
Investment transactions (including affiliated of $(731,090))	46,429,229
Futures transactions	(228,093,941)
Forward currency contract transactions	10,960,494
Swap agreement transactions	21,065,049
Foreign currency transactions	1,216,287

(148,422,882)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $946,850)	(3,434,549,374)
Futures	(22,952,737)
Forward currency contracts	3,143,046
Swap agreements	14,488,782
Foreign currencies	396,512

(3,439,473,771)

Net gain (loss) on investment and foreign currency transactions	(3,587,896,653)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(2,374,972,424)

See Notes to Financial Statements.

PGIM High Yield Fund     63

Statement of Operations

Year Ended August 31, 2022

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class R	Class Z	Class R2	Class R4	Class R6

Distribution fee	4,231,509	2,654,532	557,841	—	107,788	—	—
Shareholder servicing fees	—	—	—	—	42,452	33,990	—
Transfer agent’s fees and expenses	2,058,140	223,033	123,924	15,243,882	71,968	58,792	256,960
Registration fees	50,823	34,066	11,540	293,119	12,090	15,389	191,364
Fee waiver and/or expense reimbursement	—	—	—	—	(3,282)	(9,670)	—
Distribution fee waiver	—	—	(185,947)	—	—	—	—

See Notes to Financial Statements.

Statements of Changes in Net Assets

	Year Ended August 31,

	2022	2021

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$1,212,924,229	$1,167,070,153
Net realized gain (loss) on investment and foreign currency transactions	(148,422,882)	307,318,227
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(3,439,473,771)	823,888,650

Net increase (decrease) in net assets resulting from operations	(2,374,972,424)	2,298,277,030

Dividends and Distributions
Distributions from distributable earnings
Class A	(111,802,947)	(103,544,867)
Class C	(15,608,268)	(14,394,482)
Class R	(4,680,265)	(4,225,236)
Class Z	(811,188,784)	(674,865,362)
Class R2	(2,773,631)	(1,944,655)
Class R4	(2,295,804)	(1,458,737)
Class R6	(596,864,104)	(567,430,518)

	(1,545,213,803)	(1,367,863,857)

Fund share transactions (Net of share conversions)

Net proceeds from shares sold	8,016,038,450	11,311,475,846
Net asset value of shares issued in reinvestment of dividends and distributions	1,337,105,023	1,180,571,443
Cost of shares purchased	(10,637,824,802)	(9,077,533,084)

Net increase (decrease) in net assets from Fund share transactions	(1,284,681,329)	3,414,514,205

Total increase (decrease)	(5,204,867,556)	4,344,927,378

Net Assets:

Beginning of year	23,844,334,756	19,499,407,378

End of year	$18,639,467,200	$23,844,334,756

See Notes to Financial Statements.

PGIM High Yield Fund     65

Financial Highlights

Class A Shares

		Year Ended August 31,

	2022	2021	2020		2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$5.60	$5.36	$5.49		$5.44	$5.57
Income (loss) from investment operations:
Net investment income (loss)	0.27	0.28	0.32		0.31	0.31
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.83)	0.29	(0.13	)(b)	0.07	(0.12)
Total from investment operations	(0.56)	0.57	0.19		0.38	0.19
Less Dividends and Distributions:
Dividends from net investment income	(0.28)	(0.31)	(0.32)		(0.33)	(0.32)
Distributions from net realized gains	(0.06)	(0.02)	-		-	-
Total dividends and distributions	(0.34)	(0.33)	(0.32)		(0.33)	(0.32)
Net asset value, end of year	$4.70	$5.60	$5.36		$5.49	$5.44
Total Return(c):	(10.37)%	10.83%	3.67%		7.28%	3.60%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,482,194	$1,845,347	$1,738,601		$1,687,802	$1,295,643
Average net assets (000)	$1,692,604	$1,758,634	$1,639,881		$1,402,647	$1,328,272
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.75%	0.75%	0.79%		0.80%	0.80%
Expenses before waivers and/or expense reimbursement	0.75%	0.75%	0.79%		0.80%	0.80%
Net investment income (loss)	5.14%	5.01%	5.96%		5.82%	5.75%
Portfolio turnover rate(e)	38%	56%	45%		43%	44%

(a)	Calculated based on average shares outstanding during the year.
(b)

The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Class C Shares

		Year Ended August 31,

	2022	2021	2020		2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$5.59	$5.35	$5.48		$5.43	$5.56
Income (loss) from investment operations:
Net investment income (loss)	0.23	0.24	0.28		0.28	0.28
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.83)	0.29	(0.13	)(b)	0.06	(0.13)
Total from investment operations	(0.60)	0.53	0.15		0.34	0.15
Less Dividends and Distributions:
Dividends from net investment income	(0.24)	(0.27)	(0.28)		(0.29)	(0.28)
Distributions from net realized gains	(0.06)	(0.02)	-		-	-
Total dividends and distributions	(0.30)	(0.29)	(0.28)		(0.29)	(0.28)
Net asset value, end of year	$4.69	$5.59	$5.35		$5.48	$5.43
Total Return(c):	(11.04)%	10.05%	2.95%		6.55%	2.86%

Ratios/Supplemental Data:
Net assets, end of year (000)	$228,267	$285,550	$264,771		$234,165	$249,818
Average net assets (000)	$265,453	$276,522	$240,674		$234,601	$258,579
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.47%	1.46%	1.49%		1.49%	1.50%
Expenses before waivers and/or expense reimbursement	1.47%	1.46%	1.49%		1.49%	1.50%
Net investment income (loss)	4.41%	4.29%	5.27%		5.14%	5.04%
Portfolio turnover rate(e)	38%	56%	45%		43%	44%

(a)	Calculated based on average shares outstanding during the year.
(b)

The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM High Yield Fund    67

Financial Highlights (continued)

Class R Shares

		Year Ended August 31,

	2022	2021	2020		2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$5.59	$5.36	$5.49		$5.43	$5.57
Income (loss) from investment operations:
Net investment income (loss)	0.25	0.26	0.30		0.30	0.30
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.82)	0.28	(0.13	)(b)	0.07	(0.13)
Total from investment operations	(0.57)	0.54	0.17		0.37	0.17
Less Dividends and Distributions:
Dividends from net investment income	(0.27)	(0.29)	(0.30)		(0.31)	(0.31)
Distributions from net realized gains	(0.06)	(0.02)	-		-	-
Total dividends and distributions	(0.33)	(0.31)	(0.30)		(0.31)	(0.31)
Net asset value, end of year	$4.69	$5.59	$5.36		$5.49	$5.43
Total Return(c):	(10.67)%	10.31%	3.35%		7.17%	3.10%

Ratios/Supplemental Data:
Net assets, end of year (000)	$65,159	$80,110	$75,437		$74,523	$71,841
Average net assets (000)	$74,379	$75,371	$73,040		$71,667	$71,368
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.06%	1.04%	1.10%		1.09%	1.09%
Expenses before waivers and/or expense reimbursement	1.31%	1.29%	1.35%		1.34%	1.34%
Net investment income (loss)	4.83%	4.71%	5.67%		5.55%	5.46%
Portfolio turnover rate(e)	38%	56%	45%		43%	44%

(a)	Calculated based on average shares outstanding during the year.
(b)

The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Class Z Shares

		Year Ended August 31,

	2022	2021	2020		2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$5.61	$5.37	$5.50		$5.45	$5.58
Income (loss) from investment operations:
Net investment income (loss)	0.28	0.29	0.33		0.33	0.33
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.82)	0.29	(0.13	)(b)	0.06	(0.12)
Total from investment operations	(0.54)	0.58	0.20		0.39	0.21
Less Dividends and Distributions:
Dividends from net investment income	(0.30)	(0.32)	(0.33)		(0.34)	(0.34)
Distributions from net realized gains	(0.06)	(0.02)	-		-	-
Total dividends and distributions	(0.36)	(0.34)	(0.33)		(0.34)	(0.34)
Net asset value, end of year	$4.71	$5.61	$5.37		$5.50	$5.45
Total Return(c):	(10.12)%	11.09%	3.94%		7.56%	3.87%

Ratios/Supplemental Data:
Net assets, end of year (000)	$9,297,381	$12,845,347	$9,241,395		$4,643,766	$3,670,684
Average net assets (000)	$11,828,293	$11,069,596	$6,354,707		$4,021,108	$3,176,813
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.51%	0.50%	0.53%		0.54%	0.55%
Expenses before waivers and/or expense reimbursement	0.51%	0.50%	0.53%		0.54%	0.55%
Net investment income (loss)	5.37%	5.22%	6.18%		6.09%	6.01%
Portfolio turnover rate(e)	38%	56%	45%		43%	44%

(a)	Calculated based on average shares outstanding during the year.
(b)

The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM High Yield Fund    69

Financial Highlights (continued)

Class R2 Shares
	Year Ended August 31,					December 27, 2017(a) through August 31, 2018
	2022	2021	2020		2019

Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$5.60	$5.37	$5.50		$5.44	$5.52
Income (loss) from investment operations:
Net investment income (loss)	0.26	0.26	0.31		0.31	0.21
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.83)	0.29	(0.13	)(c)	0.07	(0.07)
Total from investment operations	(0.57)	0.55	0.18		0.38	0.14
Less Dividends and Distributions:
Dividends from net investment income	(0.27)	(0.30)	(0.31)		(0.32)	(0.22)
Distributions from net realized gains	(0.06)	(0.02)	-		-	-
Total dividends and distributions	(0.33)	(0.32)	(0.31)		(0.32)	(0.22)
Net asset value, end of period	$4.70	$5.60	$5.37		$5.50	$5.44
Total Return(d):	(10.51)%	10.45%	3.55%		7.36%	2.53%

Ratios/Supplemental Data:
Net assets, end of period (000)	$38,316	$44,289	$13,815		$7,402	$4,395
Average net assets (000)	$43,115	$34,097	$8,936		$6,253	$967
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	0.91%	0.91%	0.91%		0.91%	0.91	%(f)
Expenses before waivers and/or expense reimbursement	0.92%	0.91%	1.11%		1.22%	3.42	%(f)
Net investment income (loss)	4.99%	4.77%	5.83%		5.73%	5.89	%(f)
Portfolio turnover rate(g)	38%	56%	45%		43%	44%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Annualized.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Class R4 Shares
	Year Ended August 31,					December 27, 2017(a) through August 31, 2018
	2022	2021	2020		2019

Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$5.60	$5.36	$5.50		$5.44	$5.52
Income (loss) from investment operations:
Net investment income (loss)	0.27	0.28	0.32		0.33	0.22
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.82)	0.29	(0.14	)(c)	0.07	(0.07)
Total from investment operations	(0.55)	0.57	0.18		0.40	0.15
Less Dividends and Distributions:
Dividends from net investment income	(0.29)	(0.31)	(0.32)		(0.34)	(0.23)
Distributions from net realized gains	(0.06)	(0.02)	-		-	-
Total dividends and distributions	(0.35)	(0.33)	(0.32)		(0.34)	(0.23)
Net asset value, end of period	$4.70	$5.60	$5.36		$5.50	$5.44
Total Return(d):	(10.28)%	10.93%	3.61%		7.66%	2.71%

Ratios/Supplemental Data:
Net assets, end of period (000)	$33,423	$31,793	$19,171		$11,469	$1,963
Average net assets (000)	$34,464	$24,783	$14,759		$4,571	$372
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	0.66%	0.66%	0.66%		0.66%	0.66	%(f)
Expenses before waivers and/or expense reimbursement	0.69%	0.67%	0.79%		1.07%	7.16	%(f)
Net investment income (loss)	5.27%	5.05%	6.10%		6.00%	6.17	%(f)
Portfolio turnover rate(g)	38%	56%	45%		43%	44%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Annualized.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM High Yield Fund    71

Financial Highlights (continued)

Class R6 Shares

		Year Ended August 31,

	2022	2021	2020		2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$5.60	$5.36	$5.49		$5.44	$5.57
Income (loss) from investment operations:
Net investment income (loss)	0.29	0.30	0.33		0.34	0.34
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.83)	0.29	(0.12	)(b)	0.06	(0.13)
Total from investment operations	(0.54)	0.59	0.21		0.40	0.21
Less Dividends and Distributions:
Dividends from net investment income	(0.30)	(0.33)	(0.34)		(0.35)	(0.34)
Distributions from net realized gains	(0.06)	(0.02)	-		-	-
Total dividends and distributions	(0.36)	(0.35)	(0.34)		(0.35)	(0.34)
Net asset value, end of year	$4.70	$5.60	$5.36		$5.49	$5.44
Total Return(c):	(10.03)%	11.24%	4.07%		7.71%	4.00%

Ratios/Supplemental Data:
Net assets, end of year (000)	$7,494,727	$8,711,897	$8,146,218		$3,022,241	$2,105,086
Average net assets (000)	$8,544,222	$8,959,961	$4,881,610		$2,462,874	$1,880,226
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.38%	0.38%	0.40%		0.40%	0.42%
Expenses before waivers and/or expense reimbursement	0.38%	0.38%	0.40%		0.40%	0.42%
Net investment income (loss)	5.52%	5.39%	6.29%		6.22%	6.14%
Portfolio turnover rate(e)	38%	56%	45%		43%	44%

(a)	Calculated based on average shares outstanding during the year.
(b)

The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Notes to Financial Statements

1.	Organization

Prudential Investment Portfolios, Inc. 15 (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Maryland Corporation. These financial statements relate only to the PGIM High Yield Fund (the “Fund”), a series of the RIC. The Fund is classified as a diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is to maximize current income. As a secondary investment objective, the Fund seeks capital appreciation but only when consistent with the Fund’s primary objective of current income.

2.	Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The RIC’s Board of Directors (the “Board”) has approved the Fund’s valuation policies and procedures for security valuation and designated to PGIM Investments LLC (“PGIM Investments” or the “Manager”) as the Valuation Designee pursuant to SEC Rule 2a-5(b) to perform the fair value determination relating to all Fund investments. Pursuant to the Board’s oversight, the Valuation Designee has established a Valuation Committee to perform the duties and responsibilities as valuation designee under SEC Rule 2a-5. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. A record of the Valuation Committee’s actions is provided to the Board at the first quarterly meeting following the quarter in which such actions take place.

PGIM High Yield Fund     73

Notes to Financial Statements (continued)

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurement.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Floating rate and other loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Floating rate and other loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy. Floating rate and other loans valued based on a single broker quote or at the original transaction price in excess of five business days are classified as Level 3 in the fair value hierarchy.

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach when quoted prices in broker-dealer markets are available but also includes consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Valuation Designee regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

PGIM High Yield Fund     75

Notes to Financial Statements (continued)

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported net change in unrealized appreciation (depreciation) on investments and net realized gains (losses) on investment transactions on the Statements of Operations. Notwithstanding the above, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts, as defined in the prospectus, in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on forward and cross currency contracts. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Swap Agreements: The Fund entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. For OTC-traded, upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

PGIM High Yield Fund     77

Notes to Financial Statements (continued)

Credit Default Swaps (“CDS”): CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives, and as such, has entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Fund’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered into for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Fund is the seller of protection as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Total Return Swaps: In a total return swap, one party receives payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pays a defined amount. The Fund is subject to risk exposures associated with the referenced asset in the normal course of pursuing its investment objectives. The Fund entered into total return swaps to manage its exposure to a security or an index. The Fund’s maximum risk of loss from counterparty credit risk is the change in the value of the security, in the Fund’s favor, from the point of entering into the contract.

Floating Rate and other Loans (i.e. bank loans): The Fund invested in floating rate and other loans. Floating rate and other loans include loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued in the floating rate and other loans market. The Fund acquire interests in loans directly (by way of assignment from the selling institution) and/or indirectly (by way of the purchase of a participation interest from the selling institution). Under a floating rate and other loans assignment, the Fund generally will succeed to all the rights and obligations of an assigning lending institution and become a lender under the loan agreement with the relevant borrower in connection with that loan. Under a floating rate and other loans participation, the Fund generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Fund generally will have the right to receive payments of principal, interest, and any fees to which they are entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Fund may not directly benefit from the collateral supporting the debt obligation in which they have purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund.

Master Netting Arrangements: The RIC, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

PGIM High Yield Fund     79

Notes to Financial Statements (continued)

The RIC, on behalf of the Fund, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Schedule of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

Short sales and OTC contracts, including forward foreign currency exchange contracts, swaps, forward rate agreements and written options involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities, if applicable. Such risks may be mitigated by engaging in master netting arrangements.

Warrants and Rights: The Fund held warrants and rights acquired either through a direct purchase or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Fund until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board approved fair valuation procedures.

Payment-In-Kind: The Fund invested in the open market or received pursuant to debt restructuring, securities that pay-in-kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. The remaining open loans of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt

PGIM High Yield Fund     81

Notes to Financial Statements (continued)

securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate. The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Expected Distribution Schedule to Shareholders*	Frequency
Net Investment Income	Monthly
Short-Term Capital Gains	Annually
Long-Term Capital Gains	Annually

*	Under certain circumstances, the Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The RIC, on behalf of the Fund, has a management agreement with the Manager pursuant to which it has responsibility for all investment advisory services and supervises the subadviser’s performance of such services, and pursuant to which it renders administrative services.

The Manager has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its business unit PGIM Fixed Income and PGIM Limited (collectively the “subadviser”). The Manager pays for the services of the subadviser.

Fees payable under the management agreement are computed daily and paid monthly. For the reporting period ended August 31, 2022, the contractual and effective management fee rates were as follows:

Contractual Management Rate	Effective Management Fee, before any waivers and/or expense reimbursements
0.50% of average daily net assets up to and including $250 million;	0.36%
0.475% on the next $500 million of average daily net assets;
0.45% of next $750 million of average daily net assets;
0.425% on next $500 million of average daily net assets;
0.40% on next $500 million of average daily net assets;
0.375% on next $500 million of average daily net assets;
0.35% on average daily net assets over $3 billion

The Manager has contractually agreed, through December 31, 2023, to limit transfer agency, shareholder servicing, sub-transfer agency, and blue sky fees, as applicable. This contractual expense limitation excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual fund operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. The expense limitations attributable to each class are as follows:

Class	Expense Limitations
A	—%
C	—
R	—

PGIM High Yield Fund     83

Notes to Financial Statements (continued)

Class	Expense Limitations
Z	—%
R2	0.91
R4	0.66
R6	—

The RIC, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class R, Class Z, Class R2, Class R4 and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class C, Class R and Class R2 shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate based on average daily net assets per class. PIMS has contractually agreed through December 31, 2023 to limit such fees on certain classes based on the average daily net assets. The distribution fees are accrued daily and payable monthly.

The Fund has adopted a Shareholder Services Plan with respect to Class R2 and Class R4 shares. Under the terms of the Shareholder Services Plan, Class R2 and Class R4 shares are authorized to compensate Prudential Mutual Fund Services LLC (“PMFS”), its affiliates or third-party service providers for services rendered to the shareholders of such Class R2 or Class R4 shares. The shareholder service fee is accrued daily and paid monthly, as applicable.

The Fund’s annual gross and net distribution and maximum shareholder service fee, where applicable, are as follows:

Class	Gross Distribution Fee	Net Distribution Fee	Shareholder Service Fee
A	0.25%	0.25%	N/A%
C	1.00	1.00	N/A
R	0.75	0.50	N/A
Z	N/A	N/A	N/A
R2	0.25	0.25	0.10
R4	N/A	N/A	0.10
R6	N/A	N/A	N/A

For the year ended August 31, 2022, PIMS received front-end sales charges (“FESL”) resulting from sales of certain class shares and contingent deferred sales charges (“CDSC”) imposed upon redemptions by certain shareholders. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs. The sales charges are as follows where applicable:

Class	FESL	CDSC
A	$1,477,833	$35,560
C	—	44,961

PGIM Investments, PGIM, Inc., PMFS, PGIM Limited and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

PMFS serves as the Fund’s transfer agent and shareholder servicing agent. Transfer agent’s and shareholder servicing agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a fund of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. The Fund also invests in the PGIM Core Short-Term Bond Fund, pursuant to an exemptive order received from the Securities and Exchange Commission (“SEC”), a fund of Prudential Investment Portfolios 2 (together with PGIM Core Ultra Short Bond Fund, the “Core Funds”) registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Funds and the Money Market Fund. In addition to the realized and unrealized gains on investments in the Core Funds and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively. Effective January 2022, the Fund changed its overnight cash sweep vehicle from the Core Fund to an unaffiliated money market fund.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended August 31, 2022, no 17a-7 transactions were entered into by the Fund.

PGIM High Yield Fund     85

Notes to Financial Statements (continued)

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments, in-kind transactions and U.S. Government securities) for the reporting period ended August 31, 2022, were as follows:

Cost of Purchases	Proceeds from Sales
$7,060,141,473	$8,066,494,702

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended August 31, 2022, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Short-Term Bond Fund(1)(wc)
$ —	$305,691,062	$—	$335,091	$—	$306,026,153	33,555,499	$1,691,061

PGIM Core Ultra Short Bond Fund (1)(wc)
2,001,555,527	1,860,482,779	3,658,050,401	—	—	203,987,905	203,987,905	1,879,023

PGIM Institutional Money Market Fund (1)(b)(wc)
2,086,869,418	5,294,751,895	4,532,586,860	611,759	(731,090)	2,848,915,122	2,850,625,496	3,846,422	(2)
$4,088,424,945	$7,460,925,736	$8,190,637,261	$946,850	$(731,090)	$3,358,929,180		$7,416,506

(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wc)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Short-Term Bond Fund, PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date.

For the year ended August 31, 2022, the tax character of dividends paid by the Fund were $1,521,099,602 of ordinary income and $24,114,201 of long-term capital gains. For the year ended August 31, 2021, the tax character of dividends paid by the Fund was $1,367,863,857 of ordinary income.

As of August 31, 2022, the accumulated undistributed earnings on a tax basis was $77,621,853 of ordinary income.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of August 31, 2022 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$23,738,671,403	$448,164,649	$(2,991,215,305)	$(2,543,050,656)

The difference between GAAP basis and tax basis is primarily attributable to deferred losses on wash sales, differences in the treatment of premium amortization for GAAP and tax purposes, securities in default and other GAAP to tax differences.

The Fund elected to treat post-October capital losses of approximately $231,074,000 as having been incurred in the following fiscal year (August 31, 2023).

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended August 31, 2022 are subject to such review.

7.	Capital and Ownership

The Fund offers Class A, Class C, Class R, Class Z, Class R2, Class R4 and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 3.25%. Investors who purchase $500,000 or more of Class A shares and sell those shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1.00% on sales although these purchases are not subject to a front-end sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years (ten years prior to January 22, 2021) after purchase. Class R, Class Z, Class R2, Class R4 and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock, below.

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Notes to Financial Statements (continued)

The RIC is authorized to issue 96,525,000,000 shares of common stock, $0.01 par value per share, 86,450,000,000 of which are designated as shares of the Fund. The shares are currently classified and designated as follows:

Class	Number of Shares
A	6,000,000,000
B	50,000,000
C	1,000,000,000
R	500,000,000
Z	41,000,000,000
T	300,000,000
R2	300,000,000
R4	300,000,000
R6	37,000,000,000

The Fund currently does not have any Class B or Class T shares outstanding.

As of August 31, 2022, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

Class	Number of Shares	Percentage of Outstanding Shares
A	155,433	0.1%
R	1,264,023	9.1
Z	1,735,143	0.1
R4	20,955	0.3
R6	36,983,659	2.3

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

	Number of Shareholders	Percentage of Outstanding Shares
Affiliated	—	—%
Unaffiliated	5	54.8

Transactions in shares of common stock were as follows:

Share Class	Shares	Amount

Class A
Year ended August 31, 2022:
Shares sold	61,237,475	$321,563,033
Shares issued in reinvestment of dividends and distributions	19,457,206	101,013,006
Shares purchased	(96,577,441)	(500,013,944)
Net increase (decrease) in shares outstanding before conversion	(15,882,760)	(77,437,905)
Shares issued upon conversion from other share class(es)	7,387,056	38,138,968
Shares purchased upon conversion into other share class(es)	(5,642,035)	(29,600,757)
Net increase (decrease) in shares outstanding	(14,137,739)	$(68,899,694)

Year ended August 31, 2021:
Shares sold	76,365,910	$420,207,675
Shares issued in reinvestment of dividends and distributions	16,698,367	91,784,164
Shares purchased	(78,020,718)	(427,458,443)
Net increase (decrease) in shares outstanding before conversion	15,043,559	84,533,396
Shares issued upon conversion from other share class(es)	11,581,650	64,016,194
Shares purchased upon conversion into other share class(es)	(21,159,689)	(115,330,436)
Net increase (decrease) in shares outstanding	5,465,520	$33,219,154

Class C
Year ended August 31, 2022:
Shares sold	7,838,533	$41,385,872
Shares issued in reinvestment of dividends and distributions	2,809,553	14,578,084
Shares purchased	(9,451,759)	(48,232,154)
Net increase (decrease) in shares outstanding before conversion	1,196,327	7,731,802
Shares purchased upon conversion into other share class(es)	(3,617,064)	(18,613,183)
Net increase (decrease) in shares outstanding	(2,420,737)	$(10,881,381)

Year ended August 31, 2021:
Shares sold	14,394,427	$79,005,702
Shares issued in reinvestment of dividends and distributions	2,427,385	13,329,231
Shares purchased	(8,152,696)	(44,731,719)
Net increase (decrease) in shares outstanding before conversion	8,669,116	47,603,214
Shares purchased upon conversion into other share class(es)	(7,030,254)	(38,947,840)
Net increase (decrease) in shares outstanding	1,638,862	$8,655,374

Class R
Year ended August 31, 2022:
Shares sold	2,162,763	$11,395,848
Shares issued in reinvestment of dividends and distributions	902,244	4,678,986
Shares purchased	(3,505,263)	(18,044,529)
Net increase (decrease) in shares outstanding	(440,256)	$(1,969,695)

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Notes to Financial Statements (continued)

Share Class	Shares	Amount

Year ended August 31, 2021:
Shares sold	3,171,807	$17,500,876
Shares issued in reinvestment of dividends and distributions	768,576	4,221,136
Shares purchased	(3,695,898)	(20,180,904)
Net increase (decrease) in shares outstanding	244,485	$1,541,108

Class Z
Year ended August 31, 2022:
Shares sold	837,126,833	$4,391,796,095
Shares issued in reinvestment of dividends and distributions	150,617,328	784,872,806
Shares purchased	(1,298,474,112)	(6,644,443,872)
Net increase (decrease) in shares outstanding before conversion	(310,729,951)	(1,467,774,971)
Shares issued upon conversion from other share class(es)	8,422,926	44,112,504
Shares purchased upon conversion into other share class(es)	(12,516,094)	(67,904,125)
Net increase (decrease) in shares outstanding	(314,823,119)	$(1,491,566,592)

Year ended August 31, 2021:
Shares sold	1,124,135,790	$6,208,997,890
Shares issued in reinvestment of dividends and distributions	116,569,333	643,334,017
Shares purchased	(662,336,892)	(3,651,705,503)
Net increase (decrease) in shares outstanding before conversion	578,368,231	3,200,626,404
Shares issued upon conversion from other share class(es)	22,347,235	122,134,206
Shares purchased upon conversion into other share class(es)	(30,481,582)	(169,716,523)
Net increase (decrease) in shares outstanding	570,233,884	$3,153,044,087

Class R2
Year ended August 31, 2022:
Shares sold	2,198,934	$11,549,913
Shares issued in reinvestment of dividends and distributions	534,247	2,772,447
Shares purchased	(2,488,512)	(12,756,278)
Net increase (decrease) in shares outstanding	244,669	$1,566,082

Year ended August 31, 2021:
Shares sold	7,027,564	$38,526,463
Shares issued in reinvestment of dividends and distributions	351,617	1,944,102
Shares purchased	(2,046,066)	(11,326,972)
Net increase (decrease) in shares outstanding	5,333,115	$29,143,593

Share Class	Shares	Amount

Class R4

Year ended August 31, 2022:

Shares sold	3,536,709	$18,627,660

Shares issued in reinvestment of dividends and distributions	270,731	1,397,821

Shares purchased	(2,371,991)	(12,151,541)

Net increase (decrease) in shares outstanding	1,435,449	$7,873,940

Year ended August 31, 2021:

Shares sold	3,646,728	$20,133,284

Shares issued in reinvestment of dividends and distributions	147,954	815,871

Shares purchased	(1,691,538)	(9,262,489)

Net increase (decrease) in shares outstanding	2,103,144	$11,686,666

Class R6

Year ended August 31, 2022:

Shares sold	621,579,180	$3,219,720,029

Shares issued in reinvestment of dividends and distributions	82,624,234	427,791,873

Shares purchased	(671,057,418)	(3,402,182,484)

Net increase (decrease) in shares outstanding before conversion	33,145,996	245,329,418

Shares issued upon conversion from other share class(es)	8,263,910	45,725,501

Shares purchased upon conversion into other share class(es)	(2,284,280)	(11,858,908)

Net increase (decrease) in shares outstanding	39,125,626	$279,196,011

Year ended August 31, 2021:

Shares sold	824,653,850	$4,527,103,956

Shares issued in reinvestment of dividends and distributions	77,375,041	425,142,922

Shares purchased	(889,648,707)	(4,912,867,054)

Net increase (decrease) in shares outstanding before conversion	12,380,184	39,379,824

Shares issued upon conversion from other share class(es)	25,397,406	141,425,449

Shares purchased upon conversion into other share class(es)	(647,945)	(3,581,050)

Net increase (decrease) in shares outstanding	37,129,645	$177,224,223

8.	Borrowings

The RIC, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA

Term of Commitment	10/1/2021 – 9/29/2022	10/2/2020 – 9/30/2021

Total Commitment	$ 1,200,000,000	$ 1,200,000,000

Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%

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Notes to Financial Statements (continued)

	Current SCA	Prior SCA

Annualized Interest Rate on Borrowings	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.30% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

Subsequent to the reporting period end, the SCA has been renewed and effective September 30, 2022 will provide a commitment of $1,200,000,000 through September 28, 2023. The commitment fee paid by the Participating Funds will continue to be 0.15% of the unused portion of the SCA. The interest on borrowings under the renewed SCA will be paid monthly and at a per annum interest rate of 1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent.

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund did not utilize the SCA during the year ended August 31, 2022.

9.	Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Covenant-Lite Risk: Some of the loans or debt obligations in which the Portfolio may invest or get exposure to may be “covenant-lite”, which means the loans or obligations contain fewer financial maintenance covenants than other loans or obligations (in some cases, none) and do not include terms which allow the lender to monitor the borrower’s performance and declare a default if certain criteria are breached. An investment by the Portfolio in a covenant-lite loan may potentially hinder the ability to reprice credit risk associated with the issuer and reduce the ability to restructure a problematic loan and mitigate potential loss. The Portfolio may also experience difficulty, expenses or delays in enforcing its rights on its holdings of covenant-lite loans or obligations. As a result of these risks, the Portfolio’s exposure to losses may be increased, which could result in an adverse impact on the Portfolio’s net income and NAV.

Credit Risk: This is the risk that the issuer, the guarantor or the insurer of a fixed income security, or the counterparty to a contract, may be unable or unwilling to make timely principal and interest payments, or to otherwise honor its obligations. Additionally, fixed income securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The lower the credit quality of a bond, the more sensitive it is to credit risk.

Debt Obligations Risk: Debt obligations are subject to credit risk, market risk and interest rate risk. The Fund’s holdings, share price, yield and total return may also fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may not be able to reinvest at the same rate of interest and therefore would earn less income.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadviser’s ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” or may create economic leverage for the Fund and therefore may magnify or otherwise increase investment losses to the Fund. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Over-the-counter derivative instruments also involve the risk that the other party will not meet its obligations to the Fund. The use of derivatives also exposes the Fund to operational issues, such as documentation and settlement issues, systems failures, inadequate control and human error.

Derivatives may also involve legal risks, such as insufficient documentation, the lack of capacity or authority of a counterparty to execute or settle a transaction, and the legality and enforceability of derivatives contracts. The U.S. Government and foreign governments have adopted (and may adopt further) regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements, and risk exposure limitations. Regulation of derivatives may make derivatives more costly, limit their availability or utility to the Fund, or otherwise adversely affect their performance or disrupt markets

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, may at times result in

PGIM High Yield Fund     93

Notes to Financial Statements (continued)

unusually high market volatility, which could negatively impact performance. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Foreign Securities Risk: Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.

In addition, the Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table in the Fund’s prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

Interest Rate Risk: The value of your investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration debt securities. For example, a fixed income security with a duration of three years is expected to decrease in value by approximately 3% if interest rates increase by 1%. This is referred to as “duration risk.” When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk.” The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Junk Bonds Risks: High-yield, high-risk bonds have predominantly speculative characteristics, including particularly high credit risk. Junk bonds tend to have lower market liquidity than higher-rated securities. The liquidity of particular issuers or industries within a particular investment category may shrink or disappear suddenly and without warning. The non-investment grade bond market can experience sudden and sharp price swings and become illiquid due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high profile default or a change in the market’s psychology.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Liquidity Risk: Liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. The Fund may invest in instruments that trade in lower volumes and are more illiquid than other investments. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Management Risk: The value of your investment may decrease if judgments by the subadvisers about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements are incorrect.

Market Disruption and Geopolitical Risks: Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

PGIM High Yield Fund     95

Notes to Financial Statements (continued)

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

COVID-19 and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. They have also had and may continue to result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. The occurrence, reoccurrence and pendency of public health epidemics could adversely affect the economies and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

10.	Recent Accounting Pronouncement and Regulatory Developments

In March 2020, the FASB issued Accounting Standard Update (“ASU”) No. 2020-04, which provides optional guidance for applying GAAP to contract modifications, hedging relationships and other transactions affected by the reference rate reform if certain criteria are met. ASU 2020-04 is elective and is effective on March 12, 2020 through December 31, 2022. Management does not expect ASU 2020-04 to have a material impact on the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Prudential Investment Portfolios, Inc. 15 and Shareholders of PGIM High Yield Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM High Yield Fund (one of the funds constituting Prudential Investment Portfolios, Inc. 15, referred to hereafter as the “Fund”) as of August 31, 2022, the related statement of operations for the year ended August 31, 2022, the statements of changes in net assets for each of the two years in the period ended August 31, 2022, including the related notes, and the financial highlights for each of the two years in the period ended August 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2022, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period ended August 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended August 31, 2020 and the financial highlights for each of the periods ended on or prior to August 31, 2020 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated October 15, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

October 17, 2022

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

PGIM High Yield Fund     97

Tax Information (unaudited)

We are advising you that during the year ended August 31, 2022, the Fund reports the maximum amount allowed per share, but not less than $.01 for Class A, C, R, Z, R2, R4 and R6 shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended August 31, 2022, the Fund reports the maximum amount allowable but not less than 74.12% as interest related dividends in accordance with Section 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

In January 2023, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of the dividends received by you in calendar year 2022.

Liquidity Risk Management Program (unaudited)

Consistent with Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “LRMP”). The Fund’s LRMP seeks to assess and manage the Fund’s liquidity risk, which is defined as the risk that the Fund is unable to meet investor redemption requests without significantly diluting the remaining investors’ interests in the Fund. The Board has approved PGIM Investments LLC (“PGIM Investments”), the Fund’s investment manager, to serve as the administrator of the Fund’s LRMP. As part of its responsibilities as administrator, PGIM Investments has retained a third party to perform certain functions, including providing market data and liquidity classification model information.

The Fund’s LRMP includes a number of processes designed to support the assessment and management of its liquidity risk. In particular, the Fund’s LRMP includes no less than annual assessments of factors that influence the Fund’s liquidity risk; no less than monthly classifications of the Fund’s investments into one of four liquidity classifications provided for in the Liquidity Rule; a 15% of net assets limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); establishment of a minimum percentage of the Fund’s assets to be invested in investments classified as “highly liquid” (as defined under the Liquidity Rule) if the Fund does not invest primarily in highly liquid investments; and regular reporting to the Board.

At a meeting of the Board on March 1-3, 2022, PGIM Investments provided a written report (“LRMP Report”) to the Board addressing the operation, adequacy, and effectiveness of the Fund’s LRMP, including any material changes to the LRMP for the period from January 1, 2021 through December 31, 2021 (“Reporting Period”). The LRMP Report concluded that the Fund’s LRMP was reasonably designed to assess and manage the Fund’s liquidity risk and was adequately and effectively implemented during the Reporting Period. There were no material changes to the LRMP during the Reporting Period. The LRMP Report further concluded that the Fund’s investment strategies continue to be appropriate given the Fund’s status as an open-end fund.

There can be no assurance that the LRMP will achieve its objectives in the future. Additional information regarding risks of investing in the Fund, including liquidity risks presented by the Fund’s investment portfolio, is found in the Fund’s Prospectus and Statement of Additional Information.

PGIM High Yield Fund

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 97

President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).

		None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 97

Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

		Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM High Yield Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 94

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).

Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).

Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 96

Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).

Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).

Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 97

Retired; Member (November 2014-September 2022) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly Executive Committee of the IDC Board of Governors (October 2019-December 2021); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).

		None.	Since September 2013

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 93

A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).

Independent Director, Andela (since January 2022) (global talent network); Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).

Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 96

Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).

		None.	Since March 2018

PGIM High Yield Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 96

Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.

		Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

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Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 96

President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); President and PEO (since September 2022) of the PGIM Private Credit Fund; President and PEO (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).

		None.	Since January 2012

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 97

Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President (since September 2022) of the PGIM Private Credit Fund; Vice President (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).

		None.	Since March 2010

PGIM High Yield Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer

Chief Legal Officer (since September 2022) of the PGIM Private Credit Fund; Chief Legal Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Since December 2005

Isabelle Sajous 1976 Chief Compliance Officer

Chief Compliance Officer (since April 2022) of PGIM Investments LLC, the PGIM Funds, Target Funds, PGIM ETF Trust, PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc.; Chief Compliance Officer (since September 2022) of the PGIM Private Credit Fund; Chief Compliance Officer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Vice President, Compliance of PGIM Investments LLC (since December 2020); formerly Director, Compliance (July 2018-December 2020) of Credit Suisse Asset Management LLC; and Vice President, Associate General Counsel & Deputy Chief Compliance Officer of Cramer Rosenthal McGlynn, LLC (August 2014-July 2018).

Since April 2022

Andrew R. French 1962 Secretary

Vice President (since December 2018) of PGIM Investments LLC; Secretary (since September 2022) of the PGIM Private Credit Fund; Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.

Since October 2006

Melissa Gonzalez 1980 Assistant Secretary

Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.

Since March 2020

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Patrick E. McGuinness 1986 Assistant Secretary

Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.

Since June 2020

Debra Rubano 1975 Assistant Secretary

Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).

Since December 2020

Kelly A. Coyne 1968 Assistant Secretary

Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010); Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.

Since March 2015

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer

Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); Principal Financial Officer (since September 2022) of the PGIM Private Credit Fund; Principal Financial Officer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly, Treasurer and Principal Accounting Officer (March 2022- July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).

Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer

Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; formerly Assistant Treasurer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.

Since October 2019

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

PGIM High Yield Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Elyse M. McLaughlin 1974 Assistant Treasurer

Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.

Since October 2019

Kelly Florio 1978 Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since December 2021) of Prudential; formerly, Head of Fraud Risk Management (October 2019 to December 2021) at New York Life Insurance Company; formerly, Head of Key Risk Area Operations (November 2018 to October 2019), Director of the US Anti-Money Laundering Compliance Unit (2009-2018) and Bank Loss Prevention Associate (2006 -2009) at MetLife.

Since June 2022

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Mutual Funds, Target Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM Private Real Estate Fund, Inc., PGIM Private Credit Fund, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

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Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of PGIM High Yield Fund1 (the “Fund”) consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established five standing committees: the Audit Committee, the Nominating and Governance Committee, the Compliance Committee and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with PGIM Limited (“PGIML”) and PGIM, Inc. (“PGIM”) on behalf of its PGIM Fixed Income unit (“PGIM Fixed Income”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on May 26 and June 7-9, 2022 (the “Board Meeting”) and approved the renewal of the agreements through July 31, 2023, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments, PGIML and PGIM Fixed Income. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadvisers, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the Board Meeting.

[1]	PGIM High Yield Fund is a series of Prudential Investment Portfolios, Inc. 15.

PGIM High Yield Fund

Approval of Advisory Agreements (continued)

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments, PGIML and PGIM Fixed Income, which serve as the Fund’s subadvisers pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments, PGIML and PGIM Fixed Income. The Board noted that PGIML and PGIM Fixed Income are affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadvisers for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadvisers, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadvisers. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIML and PGIM Fixed Income, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadvisers, as well as PGIM Investments’ recommendation, based on its review of the subadvisers, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund, PGIML and PGIM Fixed Income, and also considered the qualifications, backgrounds and responsibilities of the PGIML and PGIM Fixed Income portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIML’s, PGIM Investments’ and PGIM Fixed Income’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments, PGIML and PGIM Fixed Income. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to each of PGIM Investments, PGIML and PGIM Fixed Income.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by PGIML and PGIM Fixed Income, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments, PGIML and PGIM Fixed Income under the management and subadvisory agreement.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments, PGIML and PGIM Fixed Income

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIML, PGIM Fixed Income and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent

PGIM High Yield Fund

Approval of Advisory Agreements (continued)

(which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments association with the Fund. The Board concluded that the potential benefits to be derived by PGIML and PGIM Fixed Income included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments, PGIML and PGIM Fixed Income were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2021.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended August 31, 2021. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider fees and expenses, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information, for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

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Net Performance	1 Year	3 Years	5 Years	10 Years

	1st Quartile	1st Quartile	1st Quartile	1st Quartile

Actual Management Fees: 1st Quartile

Net Total Expenses: 1st Quartile

•	The Board noted that the Fund outperformed its benchmark index over all periods.

•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap, which (exclusive of certain fees and expenses) limits transfer agency, shareholder servicing, sub-transfer agency and blue sky fees to the extent that such fees cause total annual operating expenses to exceed 0.91% for Class R2 shares and 0.66% for Class R4 shares through December 31, 2022.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

* * *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM High Yield Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE

655 Broad Street	(800) 225-1852	pgim.com/investments

Newark, NJ 07102

PROXY VOTING

The Board of Directors of the Fund has delegated to the Fund’s subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS

Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS

Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Claudia DiGiacomo, Chief Legal Officer • Isabelle Sajous, Chief Compliance Officer • Kelly Florio, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick E. McGuinness, Assistant Secretary • Debra Rubano, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse M. McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISERS	PGIM Fixed Income PGIM Limited	655 Broad Street Newark, NJ 07102 Grand Buildings, 1-3 Strand Trafalgar Square London, WC2N 5HR United Kingdom

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM High Yield Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to that Director at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM HIGH YIELD FUND

SHARE CLASS	A	C	Z	R2	R4	R6

NASDAQ	PBHAX	PRHCX	PHYZX	PHYEX	PHYGX	PHYQX

CUSIP	74440Y108	74440Y306	74440Y801	74442J604	74442J703	74440Y884

MF110E

PGIM ESG HIGH YIELD FUND

ANNUAL REPORT

AUGUST 31, 2022

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies © 2022 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:
We hope you find the annual report for the PGIM ESG High Yield Fund informative and useful. The report covers performance for the 12-month period that ended August 31, 2022.
The attention of the global economy and financial markets pivoted during the period from the COVID-19 pandemic to the challenge of rapidly rising inflation. While job growth and corporate profits remained strong, prices for a wide range of goods and services rose in response to economic re-openings, supply-chain disruptions, governmental stimulus, and
Russia’s invasion of Ukraine. With inflation surging to a 40-year high, the US Federal Reserve and other central banks aggressively hiked interest rates, prompting recession concerns.

After rising to record levels at the end of 2021, stocks have fallen sharply in 2022 as investors worried about higher prices, slowing economic growth, geopolitical uncertainty, and new COVID-19 outbreaks. Equities rallied for a time during the summer but began falling again in late August on fears that the Fed would keep raising rates to tame inflation. For the entire 12-month period, equities suffered a broad-based global decline, although large-cap US stocks outperformed their small-cap counterparts by a significant margin. International developed and emerging markets trailed the US market during this time.

Rising rates and economic uncertainty drove fixed income prices broadly lower as well. US and global investment-grade bonds, along with US high yield corporate bonds and emerging market debt, all posted negative returns during the period.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we provide access to active investment strategies across the global markets in the pursuit of consistent outperformance for investors. PGIM is the world’s 11th-largest investment manager with more than $1.5 trillion in assets under management. Our scale and investment expertise allow us to deliver a diversified suite of actively managed solutions across a broad spectrum of asset classes and investment styles.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM ESG High Yield Fund

October 14, 2022

PGIM ESG High Yield Fund     3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

Total Returns as of 8/31/22 (without sales charges) Since Inception* (%)

Class A	-11.93 (12/08/2021)

Class C	-12.48 (12/08/2021)

Class Z	-11.76 (12/08/2021)

Class R6	-11.78 (12/08/2021)

Bloomberg US Corporate High Yield 1% Issuer Capped Index

-9.50

*Not annualized

Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the funds inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Bloomberg US Corporate High Yield 1% Issuer Capped Index by portraying the initial account values at the commencement of operations (December 8, 2021) and the account values at the end of the current fiscal year (August 31, 2022), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM ESG High Yield Fund     5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R6

Maximum initial sales charge	3.25% of the public offering price	None	None	None

Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $500,000 or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None

Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.25%	1.00%	None	None

Benchmark Definition

Bloomberg US Corporate High Yield 1% Issuer Capped Index—The Bloomberg US Corporate High Yield 1% Issuer Capped Index (the Index) is an unmanaged index which covers the universe of US dollar denominated, non-convertible, fixed rate, non-investment grade debt. Issuers are capped at 1% of the Index. Index holdings must have at least one year to final maturity, at least $150 million par amount outstanding, and be publicly issued with a rating of Ba1 or lower.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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Credit Quality expressed as a percentage of total investments as of 8/31/22 (%)

AAA	6.0

BBB	3.1

BB	48.0

B	23.3

CCC	8.3

CC	0.5

Cash/Cash Equivalents	10.8

Total	100.0

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change.

Distributions and Yields as of 8/31/22

	Total Distributions Paid for One Year ($)	SEC 30-Day Subsidized Yield* (%)	SEC 30-Day Unsubsidized Yield** (%)

Class A	0.33	6.40	-65.36

Class C	0.29	5.93	-179.57

Class Z	0.35	6.89	-9.36

Class R6	0.36	7.03	6.87

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements). The investor experience is represented by the SEC 30-Day Subsidized Yield.

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses. The investor experience is represented by the SEC 30-Day Subsidized Yield.

PGIM ESG High Yield Fund     7

Strategy and Performance Overview* (unaudited)

How did the Fund perform?

The PGIM ESG High Yield Fund’s Class Z shares returned – 11.76% in the nine-month reporting period from the Fund’s inception on December 8, 2021, through August 31, 2022, underperforming the – 9.50% return of the Bloomberg US Corporate High Yield 1% Issuer Capped Index (the Index) during that same time.

What were the market conditions?

•

After posting gains during the latter part of 2021, US high yield bonds posted significant declines over the first eight months of 2022—including, in the second quarter, their worst quarterly performance since the first quarter of 2020—as rate hike concerns, high and persistent inflation, and recession fears overshadowed the strength of earnings and credit fundamentals.

•

Retail demand for high yield remained negative throughout much of the period as a combination of slowing global growth and higher-than-expected inflation leading to an increasingly hawkish Federal Reserve (Fed) drove outflows from high yield bond mutual funds. However, subdued primary market activity combined with a high volume of calls, tenders, and coupon payments provided for a relatively solid technical backdrop.

•

After posting outflows of $14 billion during 2021, high yield bond mutual funds saw nearly $41 billion of outflows during the first eight months of 2022. For the reporting period, spreads on the Bloomberg US Corporate High Yield Bond Index widened 190 basis points (bps) to 484 bps as of August 31, 2022. (One basis point equals 0.01%). By quality, higher-quality (BB-rated and B-rated) credits outperformed their lower-quality (CCC-rated) peers during the reporting period as investors sought out the relative safety of higher-rated credits.

•

After seeing record gross issuance in 2021, the high yield primary market slowed considerably during the first part of 2022 as issuers sat out the volatility, helping to offset some of the technical headwinds from negative fund flows. After issuing $484 billion in high yield bonds during 2021, companies issued a mere $81 billion through the first eight months of 2022.

•

The par-weighted US high yield default rate, including distressed exchanges, ended the period at 1.20%, up from 1.13% the year before, and below the long-term historical average of 3.20%, according to J.P. Morgan.

What worked?

•

Having less beta, on average, in the Fund relative to the Index over the period contributed to returns. (Beta is a measure of the volatility or risk of a security or portfolio compared to the market or index.)

•	While overall sector allocation, relative to the Index, detracted from returns, an underweight to banking, telecom, and media & entertainment contributed to performance.

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•	While overall security selection detracted, selections in telecom, technology, and aerospace & defense contributed.

•

In individual security selection, positioning in Veon Ltd. (media & entertainment), Metis Merger Sub LLC (retailers & restaurants), and Bombardier Inc. (aerospace & defense) were the largest contributors to performance.

What didn’t work?

•

Overall sector allocation, relative to the Index, detracted from performance, with overweights to healthcare & pharmaceuticals and building materials & home construction—along with an underweight to upstream energy—detracting the most.

•	Overall security selection detracted, with selections in the finance & insurance, media & entertainment, and building materials & home construction industries detracting the most.

•

In individual security selection, positioning in Bausch Health Americas Inc. (healthcare & pharmaceuticals), Diamond Sports Group LLC (media & entertainment), and loanDepot Inc. (finance & insurance) detracted from results.

Did the Fund use derivatives?

The Fund used credit index derivatives, interest rate futures, and swaps to manage its overall risk profile during the period—the aggregate impact of which was negative.

Current outlook

•

While strong credit fundamentals continue to sustain low US high yield default rates, PGIM Fixed Income has grown more cautious in light of increased geopolitical, inflation, and recession risks. In PGIM Fixed Income’s view, most US high yield issuers should be able to withstand the impacts of higher rates, slower growth, and inflation, aided in large part by a lack of near-term maturities. However, PGIM Fixed Income now anticipates higher default rates of 3% and 7% over the next two years, should the economy follow its base-case scenario of a shallow recession— induced by aggressive rate hikes and persistent inflation—occurring in that time.

•

Although PGIM Fixed Income remains defensive and is prepared for further spread widening, it does not expect defaults to be as severe as in previous downturns due to the favorable position most issuers find themselves in today, with strong debt serviceability, favorable maturity profiles, and strong cash flows. Notably, if inflation subsides sooner than expected and/or the Fed engineers a soft landing, there is meaningful upside potential in the market given current wider-than-average spreads and significant price discounts. As such, PGIM Fixed Income believes the market is reasonably close to fair value, with only modest spread widening needed to balance the risks and rewards.

•

In terms of positioning, PGIM Fixed Income is reducing its allocation to lower-quality issuers in favor of higher-quality BB-rated bonds. Key overweights include building materials & home construction, cable & satellite, and capital goods.

PGIM ESG High Yield Fund     9

Strategy and Performance Overview* (continued)

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Fund’s benchmark index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended August 31, 2022. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information

PGIM ESG High Yield Fund     11

Fees and Expenses (continued)

provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM ESG High Yield Fund		Beginning Account Value March 1, 2022	Ending Account Value August 31, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$ 912.80	0.80%	$3.86

	Hypothetical	$1,000.00	$1,021.17	0.80%	$4.08
Class C	Actual	$1,000.00	$ 909.50	1.50%	$7.22

	Hypothetical	$1,000.00	$1,017.64	1.50%	$7.63
Class Z	Actual	$1,000.00	$ 914.00	0.54%	$2.61

	Hypothetical	$1,000.00	$1,022.48	0.54%	$2.75
Class R6	Actual	$1,000.00	$ 914.50	0.41%	$1.98

	Hypothetical	$1,000.00	$1,023.14	0.41%	$2.09

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended August 31, 2022, and divided by the 365 days in the Fund’s fiscal year ended August 31, 2022 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Schedule of Investments

as of August 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS 87.3%

ASSET-BACKED SECURITIES 3.2%

Collateralized Loan Obligations

Carlyle Global Market Strategies CLO Ltd. (Cayman Islands),
Series 2015-05A, Class A1RR, 144A, 3 Month LIBOR + 1.080% (Cap N/A, Floor 1.080%)	3.790%(c)	01/20/32	250	$244,750
Race Point CLO Ltd. (Cayman Islands),
Series 2013-08A, Class AR2, 144A, 3 Month LIBOR + 1.040% (Cap N/A, Floor 1.040%)	4.024(c)	02/20/30	237	234,245
Voya CLO Ltd. (Cayman Islands),
Series 2014-02A, Class A1RR, 144A, 3 Month LIBOR + 1.020% (Cap N/A, Floor 1.020%)	3.760(c)	04/17/30	247	244,104

TOTAL ASSET-BACKED SECURITIES (cost $725,607)				723,099

BANK LOANS 1.1%

Housewares 0.4%

SWF Holdings I Corp.,
Initial Term Loan, 1 Month LIBOR + 4.000%	6.368(c)	10/06/28	100	86,969

Media 0.2%

Diamond Sports Group LLC,
First Lien Term Loan, 1 Month SOFR + 8.000%	10.387(c)	05/25/26	34	32,484

Software 0.5%

Skillsoft Finance II, Inc.,
Initial Term Loan, 1 Month SOFR + 5.250%	7.652(c)	07/14/28	118	113,120

Telecommunications 0.0%

MLN U.S. HoldCo., LLC,
Term B Loan (First Lien), 1 Month LIBOR + 4.500%	6.873(c)	11/30/25	4	2,337

TOTAL BANK LOANS (cost $254,187)				234,910

CORPORATE BONDS 80.3%

Advertising 0.4%

CMG Media Corp.,
Gtd. Notes, 144A	8.875	12/15/27	100	87,414

See Notes to Financial Statements.

PGIM ESG High Yield Fund    13

Schedule of Investments  (continued)

as of August 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Aerospace & Defense 1.7%

Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A	6.000%	02/15/28	50	$44,335
Sr. Unsec’d. Notes, 144A	7.125	06/15/26	50	47,487
Sr. Unsec’d. Notes, 144A	7.500	12/01/24	80	79,480
Sr. Unsec’d. Notes, 144A	7.875	04/15/27	225	214,425

				385,727

Airlines 0.8%

American Airlines, Inc./AAdvantage Loyalty IP Ltd.,
Sr. Sec’d. Notes, 144A	5.750	04/20/29	100	90,024
United Airlines, Inc.,
Sr. Sec’d. Notes, 144A	4.375	04/15/26	50	45,585
Sr. Sec’d. Notes, 144A	4.625	04/15/29	50	43,887

				179,496

Apparel 0.3%

Hanesbrands, Inc.,
Gtd. Notes, 144A	4.875	05/15/26	25	23,012
Wolverine World Wide, Inc.,
Gtd. Notes, 144A	4.000	08/15/29	50	40,881

				63,893

Auto Manufacturers 1.5%

Allison Transmission, Inc.,
Gtd. Notes, 144A	3.750	01/30/31	50	40,399
Sr. Unsec’d. Notes, 144A	5.875	06/01/29	50	47,318
Ford Motor Co.,
Sr. Unsec’d. Notes	3.250	02/12/32	200	156,227
Sr. Unsec’d. Notes	4.750	01/15/43	100	75,072
Sr. Unsec’d. Notes	5.291	12/08/46	25	20,315

				339,331

Auto Parts & Equipment 0.9%

American Axle & Manufacturing, Inc.,
Gtd. Notes	6.500	04/01/27	75	70,098
Dana, Inc.,
Sr. Unsec’d. Notes	4.250	09/01/30	175	142,078

				212,176

See Notes to Financial Statements.

14

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks 0.3%

Popular, Inc. (Puerto Rico),
Sr. Unsec’d. Notes	6.125%	09/14/23	75	$75,773

Building Materials 2.4%

Cornerstone Building Brands, Inc.,
Gtd. Notes, 144A	6.125	01/15/29	125	87,449
Eco Material Technologies, Inc.,
Sr. Sec’d. Notes, 144A	7.875	01/31/27	25	23,185
Masonite International Corp.,
Gtd. Notes, 144A	5.375	02/01/28	125	116,250
SRM Escrow Issuer LLC,
Sr. Sec’d. Notes, 144A	6.000	11/01/28	175	158,643
Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A	3.375	01/15/31	50	37,060
Sr. Unsec’d. Notes, 144A	4.375	07/15/30	25	19,859
Sr. Unsec’d. Notes, 144A	4.750	01/15/28	100	87,831

				530,277

Chemicals 0.8%

ASP Unifrax Holdings, Inc.,
Sr. Sec’d. Notes, 144A	5.250	09/30/28	125	101,920
EverArc Escrow Sarl,
Sr. Sec’d. Notes, 144A	5.000	10/30/29	100	85,663

				187,583

Commercial Services 8.1%

Allied Universal Holdco LLC/Allied Universal Finance Corp.,
Sr. Sec’d. Notes, 144A	6.625	07/15/26	200	187,231
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl,
Sr. Sec’d. Notes, 144A	4.625	06/01/28	200	167,169
Alta Equipment Group, Inc.,
Sec’d. Notes, 144A	5.625	04/15/26	125	108,621
AMN Healthcare, Inc.,
Gtd. Notes, 144A	4.625	10/01/27	225	208,428
Gartner, Inc.,
Gtd. Notes, 144A	3.750	10/01/30	100	85,783
Hertz Corp. (The),
Gtd. Notes, 144A	5.000	12/01/29	125	100,579

See Notes to Financial Statements.

PGIM ESG High Yield Fund    15

Schedule of Investments  (continued)

as of August 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Commercial Services (cont’d.)

Metis Merger Sub LLC,
Sr. Unsec’d. Notes, 144A	6.500%	05/15/29	225	$196,884
MPH Acquisition Holdings LLC,
Sr. Sec’d. Notes, 144A	5.500	09/01/28	150	127,846
NESCO Holdings II, Inc.,
Sec’d. Notes, 144A	5.500	04/15/29	100	88,645
United Rentals North America, Inc.,
Gtd. Notes	3.750	01/15/32	475	397,990
Verscend Escrow Corp.,
Sr. Unsec’d. Notes, 144A	9.750	08/15/26	150	151,571

				1,820,747

Computers 1.8%

CA Magnum Holdings (India),
Sr. Sec’d. Notes, 144A	5.375	10/31/26	200	179,000
NCR Corp.,
Gtd. Notes, 144A	5.000	10/01/28	125	117,681
Tempo Acquisition LLC/Tempo Acquisition Finance Corp.,
Sr. Sec’d. Notes, 144A	5.750	06/01/25	100	99,510

				396,191

Distribution/Wholesale 0.8%

H&E Equipment Services, Inc.,
Gtd. Notes, 144A	3.875	12/15/28	200	169,024

Diversified Financial Services 4.1%

LD Holdings Group LLC,
Gtd. Notes, 144A	6.125	04/01/28	150	81,017
LFS Topco LLC,
Gtd. Notes, 144A	5.875	10/15/26	50	40,584
LPL Holdings, Inc.,
Gtd. Notes, 144A	4.375	05/15/31	125	109,971
Nationstar Mortgage Holdings, Inc.,
Gtd. Notes, 144A	5.125	12/15/30	200	157,432
Gtd. Notes, 144A	5.500	08/15/28	225	189,590
OneMain Finance Corp.,
Gtd. Notes	6.625	01/15/28	150	137,891
Gtd. Notes	6.875	03/15/25	25	24,351
Gtd. Notes	7.125	03/15/26	75	69,880

See Notes to Financial Statements.

16

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Diversified Financial Services (cont’d.)

PennyMac Financial Services, Inc.,
Gtd. Notes, 144A	5.375%	10/15/25	125	$114,395

				925,111

Electrical Components & Equipment 0.2%

Energizer Holdings, Inc.,
Gtd. Notes, 144A	4.750	06/15/28	50	41,745

Electronics 0.1%

Likewize Corp.,
Sr. Sec’d. Notes, 144A	9.750	10/15/25	25	23,907

Engineering & Construction 0.5%

TopBuild Corp.,
Gtd. Notes, 144A	3.625	03/15/29	125	105,254

Environmental Control 0.9%

GFL Environmental, Inc. (Canada),
Gtd. Notes, 144A	4.000	08/01/28	125	106,281
Gtd. Notes, 144A	4.375	08/15/29	100	84,372

				190,653

Foods 3.5%

Albertson’s Cos., Inc./Safeway, Inc./New Albertson’s LP/Albertson’s LLC,
Gtd. Notes, 144A	3.500	03/15/29	50	41,086
B&G Foods, Inc.,
Gtd. Notes	5.250	04/01/25	75	66,949
Gtd. Notes	5.250	09/15/27	75	62,558
Chobani LLC/Chobani Finance Corp., Inc.,
Gtd. Notes, 144A	7.500	04/15/25	150	143,120
Sr. Sec’d. Notes, 144A	4.625	11/15/28	75	65,813
Kraft Heinz Foods Co.,
Gtd. Notes	4.375	06/01/46	25	21,215
Gtd. Notes	5.200	07/15/45	25	23,496
Gtd. Notes	5.500	06/01/50	125	123,826
Lamb Weston Holdings, Inc.,
Gtd. Notes, 144A	4.125	01/31/30	75	67,554
Gtd. Notes, 144A	4.375	01/31/32	75	66,624

See Notes to Financial Statements.

PGIM ESG High Yield Fund    17

Schedule of Investments  (continued)

as of August 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Foods (cont’d.)

Post Holdings, Inc.,
Gtd. Notes, 144A	4.625%	04/15/30	50	$43,436
Sr. Unsec’d. Notes, 144A	4.500	09/15/31	75	63,769

				789,446

Gas 0.7%

AmeriGas Partners LP/AmeriGas Finance Corp.,
Sr. Unsec’d. Notes	5.750	05/20/27	100	94,342
Sr. Unsec’d. Notes	5.875	08/20/26	75	71,775

				166,117

Healthcare-Products 0.7%

Medline Borrower LP,
Sr. Sec’d. Notes, 144A	3.875	04/01/29	125	105,842
Sr. Unsec’d. Notes, 144A	5.250	10/01/29	50	42,027

				147,869

Healthcare-Services 3.7%

DaVita, Inc.,
Gtd. Notes, 144A	3.750	02/15/31	100	73,652
Gtd. Notes, 144A	4.625	06/01/30	125	100,231
Prime Healthcare Services, Inc.,
Sr. Sec’d. Notes, 144A	7.250	11/01/25	150	137,180
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc.,
Gtd. Notes, 144A	9.750	12/01/26	225	215,038
Tenet Healthcare Corp.,
Gtd. Notes, 144A	6.125	10/01/28	25	22,921
Sr. Sec’d. Notes, 144A	4.250	06/01/29	150	129,461
Sr. Sec’d. Notes, 144A	6.125	06/15/30	25	24,007
Sr. Unsec’d. Notes	6.875	11/15/31	125	117,427

				819,917

Home Builders 7.8%

Ashton Woods USA LLC/Ashton Woods Finance Co.,
Sr. Unsec’d. Notes, 144A	6.625	01/15/28	125	112,976
Beazer Homes USA, Inc.,
Gtd. Notes	5.875	10/15/27	150	123,914
Gtd. Notes	7.250	10/15/29	75	64,899

See Notes to Financial Statements.

18

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Home Builders (cont’d.)

Brookfield Residential Properties, Inc./Brookfield Residential US LLC (Canada),
Gtd. Notes, 144A	6.250%	09/15/27	100	$88,540
Sr. Unsec’d. Notes, 144A	5.000	06/15/29	75	59,355
Century Communities, Inc.,
Gtd. Notes	6.750	06/01/27	200	196,089
Forestar Group, Inc.,
Gtd. Notes, 144A	3.850	05/15/26	50	42,533
Gtd. Notes, 144A	5.000	03/01/28	125	103,519
KB Home,
Gtd. Notes	4.000	06/15/31	175	138,076
Gtd. Notes	4.800	11/15/29	25	21,331
Gtd. Notes	6.875	06/15/27	50	49,544
M/I Homes, Inc.,
Gtd. Notes	4.950	02/01/28	150	133,027
Mattamy Group Corp. (Canada),
Sr. Unsec’d. Notes, 144A	4.625	03/01/30	200	160,500
Shea Homes LP/Shea Homes Funding Corp.,
Sr. Unsec’d. Notes, 144A	4.750	02/15/28	50	41,713
Sr. Unsec’d. Notes, 144A	4.750	04/01/29	100	80,689
STL Holding Co. LLC,
Sr. Unsec’d. Notes, 144A	7.500	02/15/26	50	44,733
Taylor Morrison Communities, Inc.,
Gtd. Notes, 144A	5.750	01/15/28	50	46,129
Gtd. Notes, 144A	5.875	06/15/27	75	72,509
Sr. Unsec’d. Notes, 144A	5.125	08/01/30	50	42,913
Tri Pointe Homes, Inc.,
Gtd. Notes	5.700	06/15/28	150	135,213

				1,758,202

Household Products/Wares 0.3%
ACCO Brands Corp.,
Gtd. Notes, 144A	4.250	03/15/29	75	62,665

Housewares 0.7%

Scotts Miracle-Gro Co. (The),
Gtd. Notes	4.000	04/01/31	125	94,520
SWF Escrow Issuer Corp.,
Sr. Unsec’d. Notes, 144A	6.500	10/01/29	100	72,598

				167,118

See Notes to Financial Statements.

PGIM ESG High Yield Fund    19

Schedule of Investments  (continued)

as of August 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Iron/Steel 0.8%

Big River Steel LLC/BRS Finance Corp.,
Sr. Sec’d. Notes, 144A	6.625%	01/31/29	100	$100,223
Commercial Metals Co.,
Sr. Unsec’d. Notes	4.125	01/15/30	25	21,948
Sr. Unsec’d. Notes	4.375	03/15/32	25	21,318
United States Steel Corp.,
Sr. Unsec’d. Notes	6.875	03/01/29	25	24,215

				167,704

Lodging 0.2%

Hilton Domestic Operating Co., Inc.,
Gtd. Notes, 144A	3.625	02/15/32	50	40,389

Machinery-Diversified 0.7%

GrafTech Finance, Inc.,
Sr. Sec’d. Notes, 144A	4.625	12/15/28	50	42,682
Maxim Crane Works Holdings Capital LLC,
Sec’d. Notes, 144A	10.125	08/01/24	125	118,888

				161,570

Media 10.1%

CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes, 144A	4.250	02/01/31	475	387,882
Sr. Unsec’d. Notes, 144A	5.000	02/01/28	225	205,405
CSC Holdings LLC,
Gtd. Notes, 144A	4.125	12/01/30	200	162,000
Sr. Unsec’d. Notes, 144A	4.625	12/01/30	200	142,931
Sr. Unsec’d. Notes, 144A	7.500	04/01/28	200	178,012
Diamond Sports Group LLC/Diamond Sports Finance Co.,
Gtd. Notes, 144A	6.625	08/15/27	285	25,730
Sec’d. Notes, 144A	5.375	08/15/26	299	56,846
DISH DBS Corp.,
Gtd. Notes	5.000	03/15/23	175	171,459
Gtd. Notes	5.125	06/01/29	85	50,341
Gtd. Notes	7.375	07/01/28	50	32,761
Gtd. Notes	7.750	07/01/26	125	98,464
Gray Television, Inc.,
Gtd. Notes, 144A	5.875	07/15/26	100	96,545

See Notes to Financial Statements.

20

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Media (cont’d.)

Radiate Holdco LLC/Radiate Finance, Inc.,
Sr. Sec’d. Notes, 144A	4.500%	09/15/26	125	$107,809
Sr. Unsec’d. Notes, 144A	6.500	09/15/28	75	55,880
Sinclair Television Group, Inc.,
Gtd. Notes, 144A	5.125	02/15/27	75	64,512
Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A	5.125	02/15/25	100	96,589
Sr. Sec’d. Notes, 144A	6.625	06/01/27	100	96,832
Videotron Ltd. (Canada),
Gtd. Notes, 144A	5.125	04/15/27	75	70,313
VZ Secured Financing BV (Netherlands),
Sr. Sec’d. Notes, 144A	5.000	01/15/32	200	164,000

				2,264,311

Mining 0.6%

FMG Resources August 2006 Pty Ltd. (Australia),
Sr. Unsec’d. Notes, 144A	6.125	04/15/32	25	23,048
Hudbay Minerals, Inc. (Canada),
Gtd. Notes, 144A	6.125	04/01/29	125	109,375

				132,423

Miscellaneous Manufacturing 0.7%

Amsted Industries, Inc.,
Gtd. Notes, 144A	5.625	07/01/27	50	48,503
Sr. Unsec’d. Notes, 144A	4.625	05/15/30	125	111,517

				160,020

Oil & Gas 4.2%

Antero Resources Corp.,
Gtd. Notes, 144A	5.375	03/01/30	125	117,691
Gtd. Notes, 144A	7.625	02/01/29	150	152,583
Chesapeake Energy Corp.,
Gtd. Notes, 144A	5.500	02/01/26	50	48,219
Gtd. Notes, 144A	5.875	02/01/29	100	95,612
CNX Resources Corp.,
Gtd. Notes, 144A	7.250	03/14/27	75	74,546
Comstock Resources, Inc.,
Gtd. Notes, 144A	5.875	01/15/30	125	115,131
Gtd. Notes, 144A	6.750	03/01/29	25	23,889

See Notes to Financial Statements.

PGIM ESG High Yield Fund    21

Schedule of Investments  (continued)

as of August 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)

Range Resources Corp.,
Gtd. Notes	4.875%	05/15/25	50	$48,485
Southwestern Energy Co.,
Gtd. Notes	5.375	03/15/30	150	140,412
Sunoco LP/Sunoco Finance Corp.,
Gtd. Notes	4.500	04/30/30	150	128,046

				944,614

Packaging & Containers 1.1%

Graphic Packaging International LLC,
Gtd. Notes	4.125	08/15/24	25	24,510
Intelligent Packaging Ltd. Finco, Inc./Intelligent Packaging Ltd. Co-Issuer LLC (Canada),
Sr. Sec’d. Notes, 144A	6.000	09/15/28	50	42,750
LABL, Inc.,
Sr. Sec’d. Notes, 144A	5.875	11/01/28	150	135,010
Sr. Unsec’d. Notes, 144A	8.250	11/01/29	25	20,244
Owens-Brockway Glass Container, Inc.,
Gtd. Notes, 144A	6.625	05/13/27	19	17,679

				240,193

Pharmaceuticals 1.9%

AdaptHealth LLC,
Gtd. Notes, 144A	4.625	08/01/29	125	102,466
Bausch Health Cos., Inc.,
Gtd. Notes, 144A	5.000	01/30/28	200	75,500
Gtd. Notes, 144A	5.250	01/30/30	300	111,000
Gtd. Notes, 144A	7.250	05/30/29	50	19,250
Gtd. Notes, 144A	9.000	12/15/25	25	16,125
Embecta Corp.,
Sr. Sec’d. Notes, 144A	5.000	02/15/30	75	65,814
P&L Development LLC/PLD Finance Corp.,
Sr. Sec’d. Notes, 144A	7.750	11/15/25	50	35,566

				425,721

Pipelines 2.4%

Antero Midstream Partners LP/Antero Midstream Finance Corp.,
Gtd. Notes, 144A	5.375	06/15/29	125	114,844
Gtd. Notes, 144A	5.750	03/01/27	50	47,556

See Notes to Financial Statements.

22

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pipelines (cont’d.)

Cheniere Energy Partners LP,
Gtd. Notes	4.000%	03/01/31	150	$130,831
Cheniere Energy, Inc.,
Sr. Unsec’d. Notes	4.625	10/15/28	125	120,376
CNX Midstream Partners LP,
Gtd. Notes, 144A	4.750	04/15/30	100	84,001
EQM Midstream Partners LP,
Sr. Unsec’d. Notes, 144A	7.500	06/01/27	25	24,749
Sr. Unsec’d. Notes, 144A	7.500	06/01/30	25	24,827

				547,184

Real Estate 2.8%

Five Point Operating Co. LP/Five Point Capital Corp.,
Gtd. Notes, 144A	7.875	11/15/25	100	88,655
Greystar Real Estate Partners LLC,
Sr. Sec’d. Notes, 144A	5.750	12/01/25	200	198,150
Howard Hughes Corp. (The),
Gtd. Notes, 144A	4.375	02/01/31	75	60,040
Gtd. Notes, 144A	5.375	08/01/28	150	133,471
Hunt Cos., Inc.,
Sr. Sec’d. Notes, 144A	5.250	04/15/29	150	127,530
Realogy Group LLC/Realogy Co-Issuer Corp.,
Gtd. Notes, 144A	5.750	01/15/29	25	19,602

				627,448

Real Estate Investment Trusts (REITs) 3.0%

Diversified Healthcare Trust,
Gtd. Notes	9.750	06/15/25	125	122,847
MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes	5.000	10/15/27	100	90,376
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer,
Sr. Sec’d. Notes, 144A	7.500	06/01/25	50	50,505
SBA Communications Corp.,
Sr. Unsec’d. Notes	3.125	02/01/29	225	185,343
Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC,
Sr. Sec’d. Notes, 144A	7.875	02/15/25	215	213,005

				662,076

See Notes to Financial Statements.

PGIM ESG High Yield Fund    23

Schedule of Investments  (continued)

as of August 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Retail 4.5%

1011778 BC ULC/New Red Finance, Inc. (Canada),
Sec’d. Notes, 144A	4.000%	10/15/30		75	$60,610
Sr. Sec’d. Notes, 144A	3.875	01/15/28		125	110,706
At Home Group, Inc.,
Gtd. Notes, 144A	7.125	07/15/29		100	64,208
BCPE Ulysses Intermediate, Inc.,
Sr. Unsec’d. Notes, 144A, Cash coupon 7.750% or PIK 8.500%	7.750	04/01/27		25	18,760
eG Global Finance PLC (United Kingdom),
Sr. Sec’d. Notes	6.250	10/30/25	EUR	100	93,645
Foundation Building Materials, Inc.,
Gtd. Notes, 144A	6.000	03/01/29		150	122,691
Gap, Inc. (The),
Gtd. Notes, 144A	3.875	10/01/31		100	69,421
LBM Acquisition LLC,
Gtd. Notes, 144A	6.250	01/15/29		100	75,016
Park River Holdings, Inc.,
Gtd. Notes, 144A	5.625	02/01/29		150	109,059
Suburban Propane Partners LP/Suburban Energy Finance Corp.,
Sr. Unsec’d. Notes	5.875	03/01/27		100	97,676
Superior Plus LP/Superior General Partner, Inc. (Canada),
Gtd. Notes, 144A	4.500	03/15/29		150	132,271
White Cap Buyer LLC,
Sr. Unsec’d. Notes, 144A	6.875	10/15/28		50	44,006

					998,069

Software 0.4%

Black Knight InfoServ LLC,
Gtd. Notes, 144A	3.625	09/01/28		75	65,767
Dun & Bradstreet Corp. (The),
Gtd. Notes, 144A	5.000	12/15/29		25	22,183

					87,950

Telecommunications 3.9%

Digicel Group Holdings Ltd. (Jamaica),
Sr. Unsec’d. Notes, 144A, Cash coupon 5.000% and PIK 3.000%	8.000	04/01/25		152	97,183
Iliad Holding SASU (France),
Sr. Sec’d. Notes, 144A	6.500	10/15/26		200	182,272

See Notes to Financial Statements.

24

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Telecommunications (cont’d.)
Intelsat Jackson Holdings SA (Luxembourg),
Sr. Sec’d. Notes, 144A	6.500%	03/15/30	100	$90,648
Level 3 Financing, Inc.,
Gtd. Notes	5.250	03/15/26	125	127,132
Sprint Capital Corp.,
Gtd. Notes	8.750	03/15/32	50	60,331
Sprint Corp.,
Gtd. Notes	7.625	02/15/25	275	287,664
Zayo Group Holdings, Inc.,
Sr. Unsec’d. Notes, 144A	6.125	03/01/28	50	38,308

				883,538

TOTAL CORPORATE BONDS (cost $21,292,230)				17,988,846

U.S. TREASURY OBLIGATION(k) 2.7%
U.S. Treasury Notes (cost $620,853)	2.750	04/30/27	628	611,270

TOTAL LONG-TERM INVESTMENTS (cost $22,892,877)				19,558,125

			Shares

SHORT-TERM INVESTMENTS 12.1%

AFFILIATED MUTUAL FUNDS 2.5%
PGIM Core Short-Term Bond Fund(wf)			35,873	327,166
PGIM Core Ultra Short Bond Fund(wf)			226,095	226,095

TOTAL AFFILIATED MUTUAL FUNDS (cost $552,903)				553,261

See Notes to Financial Statements.

PGIM ESG High Yield Fund    25

Schedule of Investments  (continued)

as of August 31, 2022

Description	Shares	Value

UNAFFILIATED FUND 9.6%
Dreyfus Government Cash Management (Institutional Shares) (cost $2,153,487)	2,153,487	$2,153,487

TOTAL SHORT-TERM INVESTMENTS (cost $2,706,390)		2,706,748

TOTAL INVESTMENTS 99.4% (cost $25,599,267)		22,264,873
Other assets in excess of liabilities(z) 0.6%		137,806

NET ASSETS 100.0%		$22,402,679

Below is a list of the abbreviation(s) used in the annual report:

EUR—Euro

USD—US Dollar

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

CDX—Credit Derivative Index

CLO—Collateralized Loan Obligation

LIBOR—London Interbank Offered Rate

LP—Limited Partnership

OTC—Over-the-counter

PIK—Payment-in-Kind

Q—Quarterly payment frequency for swaps

REITs—Real Estate Investment Trust

SOFR—Secured Overnight Financing Rate

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at August 31, 2022.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(wf)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Short-Term Bond Fund and PGIM Core Ultra Short Bond Fund.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at August 31, 2022:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Positions:
4	2 Year U.S. Treasury Notes	Dec. 2022	$833,313	$(1,770)
8	5 Year U.S. Treasury Notes	Dec. 2022	886,562	(3,135)
1	20 Year U.S. Treasury Bonds	Dec. 2022	135,844	(1,408)

				(6,313)

See Notes to Financial Statements.

26

Futures contracts outstanding at August 31, 2022 (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Short Position:
1	10 Year U.S. Treasury Notes	Dec. 2022	$116,906	$436

				$(5,877)

Forward foreign currency exchange contracts outstanding at August 31, 2022:

Purchase Contracts	Counterparty	Notional Amount (000)	Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
Euro,
Expiring 09/02/22	BNP Paribas S.A.	EUR 104	$103,333	$104,148	$815	$—

Sale Contracts	Counterparty	Notional Amount (000)	Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
Euro,
Expiring 09/02/22	BNP Paribas S.A.	EUR 104	$106,335	$104,149	$2,186	$—
Expiring 10/04/22	BNP Paribas S.A.	EUR 104	103,558	104,374	—	(816)

			$209,893	$208,523	2,186	(816)

					$3,001	$(816)

Credit default swap agreements outstanding at August 31, 2022:

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Value at Trade Date	Value at August 31, 2022	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreement on credit indices - Buy Protection(1):
CDX.NA.IG.38.V1	06/20/32	1.000	%(Q)	230	$3,119	$4,559	$1,440

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at August 31, 2022(4)	Value at Trade Date	Value at August 31, 2022	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreement on credit indices - Sell Protection(2):
CDX.NA.HY.38.V2	06/20/27	5.000%(Q)	1,535	5.325%	$(1,219)	$(3,457)	$(2,238)

See Notes to Financial Statements.

PGIM ESG High Yield Fund    27

Schedule of Investments  (continued)

as of August 31, 2022

Credit default swap agreements outstanding at August 31, 2022 (continued):

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Fund is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value

Citigroup Global Markets, Inc.	$—	$230,686
J.P. Morgan Securities LLC	—	162,551

Total	$—	$393,237

See Notes to Financial Statements.

28

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of August 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Asset-Backed Securities
Collateralized Loan Obligations	$—	$723,099	$—
Bank Loans	—	234,910	—
Corporate Bonds	—	17,988,846	—
U.S. Treasury Obligation	—	611,270	—
Short-Term Investments
Affiliated Mutual Funds	553,261	—	—
Unaffiliated Fund	2,153,487	—	—

Total	$2,706,748	$19,558,125	$—

Other Financial Instruments*
Assets
Futures Contracts	$436	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	3,001	—
Centrally Cleared Credit Default Swap Agreement	—	1,440	—

Total	$436	$4,441	$—

Liabilities
Futures Contracts	$(6,313)	$—	$—
OTC Forward Foreign Currency Exchange Contract	—	(816)	—
Centrally Cleared Credit Default Swap Agreement	—	(2,238)	—

Total	$(6,313)	$(3,054)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

See Notes to Financial Statements.

PGIM ESG High Yield Fund    29

Schedule of Investments  (continued)

as of August 31, 2022

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of August 31, 2022 were as follows:

Media	10.3%
Unaffiliated Fund	9.6
Commercial Services	8.1
Home Builders	7.8
Retail	4.5
Oil & Gas	4.2
Diversified Financial Services	4.1
Telecommunications	3.9
Healthcare-Services	3.7
Foods	3.5
Collateralized Loan Obligations	3.2
Real Estate Investment Trusts (REITs)	3.0
Real Estate	2.8
U.S. Treasury Obligation	2.7
Affiliated Mutual Funds	2.5
Pipelines	2.4
Building Materials	2.4
Pharmaceuticals	1.9
Computers	1.8
Aerospace & Defense	1.7
Auto Manufacturers	1.5
Housewares	1.1
Packaging & Containers	1.1
Auto Parts & Equipment	0.9

Software	0.9%
Environmental Control	0.9
Chemicals	0.8
Airlines	0.8
Distribution/Wholesale	0.8
Iron/Steel	0.8
Gas	0.7
Machinery-Diversified	0.7
Miscellaneous Manufacturing	0.7
Healthcare-Products	0.7
Mining	0.6
Engineering & Construction	0.5
Advertising	0.4
Banks	0.3
Apparel	0.3
Household Products/Wares	0.3
Electrical Components & Equipment	0.2
Lodging	0.2
Electronics	0.1

99.4
Other assets in excess of liabilities	0.6

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of August 31, 2022 as presented in the Statement of Assets and Liabilities:

See Notes to Financial Statements.

30

	Asset Derivatives			Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Credit contracts	Due from/to broker-variation margin swaps	$1,440*		Due from/to broker-variation margin swaps	$2,238*
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	3,001		Unrealized depreciation on OTC forward foreign currency exchange contracts	816
Interest rate contracts	Due from/to broker-variation margin futures	436	*	Due from/to broker-variation margin futures	6,313	*

		$4,877			$ 9,367

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the period ended August 31, 2022 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts	Swaps

Credit contracts	$—	$—	$(7,858)
Foreign exchange contracts	—	11,857	—
Interest rate contracts	(27,538)	—	(22,302)

Total	$(27,538)	$11,857	$(30,160)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Exchange Contracts	Swaps

Credit contracts	$—	$—	$(798)
Foreign exchange contracts	—	2,185	—
Interest rate contracts	(5,877)	—	—

Total	$(5,877)	$2,185	$(798)

See Notes to Financial Statements.

PGIM ESG High Yield Fund    31

Schedule of Investments  (continued)

as of August 31, 2022

For the period ended August 31, 2022, the Fund’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Futures Contracts - Long Positions (1)	$1,106,769
Futures Contracts - Short Positions (1)	532,750
Forward Foreign Currency Exchange Contracts - Purchased (2)	110,695
Forward Foreign Currency Exchange Contracts - Sold (2)	222,418
Credit Default Swap Agreements - Buy Protection (1)	186,667
Credit Default Swap Agreements - Sell Protection (1)	661,500
Total Return Swap Agreements (1)	353,333

*	Average volume is based on average quarter end balances as noted for the period ended August 31, 2022.
(1)	Notional Amount in USD.
(2)	Value at Settlement Date.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives where the legal right to set-off exists is presented in the summary below.

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount

BNP Paribas S.A.	$3,001	$(816)	$2,185	$—	$2,185

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions and the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

32

Statement of Assets and Liabilities

as of August 31, 2022

Assets

Investments at value:
Unaffiliated investments (cost $25,046,364)	$21,711,612
Affiliated investments (cost $552,903)	553,261
Foreign currency, at value (cost $3,211)	3,141
Dividends and interest receivable	319,979
Receivable for investments sold	26,948
Unrealized appreciation on OTC forward foreign currency exchange contracts	3,001
Prepaid expenses and other assets	22,162

Total Assets	22,640,104

Liabilities

Payable for investments purchased	137,977
Audit fee payable	45,500
Accrued expenses and other liabilities	26,476
Management fee payable	11,721
Offering fees payable	10,972
Due to broker—variation margin swaps	2,110
Directors’ fees payable	1,600
Unrealized depreciation on OTC forward foreign currency exchange contracts	816
Affiliated transfer agent fee payable	132
Due to broker—variation margin futures	78
Distribution fee payable	22
Dividends payable	21

Total Liabilities	237,425

Net Assets	$22,402,679

Net assets were comprised of:
Common stock, at par	$26,404
Paid-in capital in excess of par	26,253,909
Total distributable earnings (loss)	(3,877,634)

Net assets, August 31, 2022	$22,402,679

See Notes to Financial Statements.

PGIM ESG High Yield Fund     33

Statement of Assets and Liabilities

as of August 31, 2022

Class A

Net asset value and redemption price per share,
($44,613 ÷ 5,256 shares of common stock issued and outstanding)	$8.49
Maximum sales charge (3.25% of offering price)	0.29

Maximum offering price to public	$8.78

Class C

Net asset value, offering price and redemption price per share,
($11,392 ÷ 1,343 shares of common stock issued and outstanding)	$8.48

Class Z

Net asset value, offering price and redemption price per share,
($271,072 ÷ 31,936 shares of common stock issued and outstanding)	$8.49

Class R6

Net asset value, offering price and redemption price per share,
($22,075,602 ÷ 2,601,821 shares of common stock issued and outstanding)	$8.48

See Notes to Financial Statements.

34

Statement of Operations

For the Period December 08, 2021* through August 31, 2022

Net Investment Income (Loss)

Income
Interest income	$809,083
Unaffiliated dividend income	7,435
Affiliated dividend income	3,213

Total income	819,731

Expenses
Management fee	86,080
Distribution fee(a)	166
Registration fees(a)	67,021
Audit fee	45,500
Custodian and accounting fees	33,561
Legal fees and expenses	16,401
Shareholders’ reports	16,119
Offering fees	13,972
Directors’ fees	6,400
SEC registration fees	2,700
Transfer agent’s fees and expenses (including affiliated expense of $654)(a)	987
Miscellaneous	12,879

Total expenses	301,786
Less: Fee waiver and/or expense reimbursement(a)	(230,815)

Net expenses	70,971

Net investment income (loss)	748,760

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions

Net realized gain (loss) on:
Investment transactions	(328,447)
Futures transactions	(27,538)
Forward currency contract transactions	11,857
Swap agreement transactions	(30,160)
Foreign currency transactions	(313)

(374,601)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $358)	(3,334,394)
Futures	(5,877)
Forward currency contracts	2,185
Swap agreements	(798)
Foreign currencies	(136)

(3,339,020)

Net gain (loss) on investment and foreign currency transactions	(3,713,621)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(2,964,861)

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R6
Distribution fee	78	88	—	—
Registration fees	19,195	19,195	19,195	9,436
Transfer agent’s fees and expenses	467	105	287	128
Fee waiver and/or expense reimbursement	(19,905)	(19,375)	(20,461)	(171,074)

*	Commencement of operations.

See Notes to Financial Statements.

PGIM ESG High Yield Fund     35

Statement of Changes in Net Assets

December 08, 2021* through August 31, 2022

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$748,760
Net realized gain (loss) on investment and foreign currency transactions	(374,601)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(3,339,020)

Net increase (decrease) in net assets resulting from operations	(2,964,861)

Dividends and Distributions
Distributions from distributable earnings
Class A	(1,583)
Class C	(376)
Class Z	(7,086)
Class R6	(912,589)

(921,634)

Fund share transactions
Net proceeds from shares sold	25,433,669
Net asset value of shares issued in reinvestment of dividends and distributions	921,441
Cost of shares purchased	(65,936)

Net increase (decrease) in net assets from Fund share transactions	26,289,174

Total increase (decrease)	22,402,679

Net Assets:

Beginning of period	—

End of period	$22,402,679

*	Commencement of operations.

See Notes to Financial Statements.

36

Financial Highlights

Class A Shares
	December 08, 2021(a) through August 31, 2022
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.27
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.45)
Total from investment operations	(1.18)
Less Dividends and Distributions:
Dividends from net investment income	(0.33)
Net asset value, end of period	$8.49
Total Return(c):	(11.93)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$45
Average net assets (000)	$43
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.80	%(e)
Expenses before waivers and/or expense reimbursement	64.44	%(e)
Net investment income (loss)	4.07	%(e)
Portfolio turnover rate(f)	24%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized, with the exception of certain non-recurring expenses.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM ESG High Yield Fund    37

Financial Highlights (continued)

Class C Shares
	December 08, 2021(a) through August 31, 2022
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.22
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.45)
Total from investment operations	(1.23)
Less Dividends and Distributions:
Dividends from net investment income	(0.29)
Net asset value, end of period	$8.48

Total Return(c):	(12.48)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$11
Average net assets (000)	$12
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.50	%(e)
Expenses before waivers and/or expense reimbursement	222.32	%(e)
Net investment income (loss)	3.28	%(e)
Portfolio turnover rate(f)	24%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized, with the exception of certain non-recurring expenses.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

38

Class Z Shares
	December 08, 2021(a) through August 31, 2022
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.29
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.45)
Total from investment operations	(1.16)
Less Dividends and Distributions:
Dividends from net investment income	(0.35)
Net asset value, end of period	$8.49
Total Return(c):	(11.76)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$271
Average net assets (000)	$176
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.54	%(e)
Expenses before waivers and/or expense reimbursement	16.33	%(e)
Net investment income (loss)	4.52	%(e)
Portfolio turnover rate(f)	24%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized, with the exception of certain non-recurring expenses.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM ESG High Yield Fund    39

Financial Highlights (continued)

Class R6 Shares
	December 08, 2021(a) through August 31, 2022
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.29
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.45)
Total from investment operations	(1.16)
Less Dividends and Distributions:
Dividends from net investment income	(0.36)
Net asset value, end of period	$8.48
Total Return(c):	(11.78)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$22,076
Average net assets (000)	$23,304
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.41	%(e)
Expenses before waivers and/or expense reimbursement	1.34	%(e)
Net investment income (loss)	4.35	%(e)
Portfolio turnover rate(f)	24%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized, with the exception of certain non-recurring expenses.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

40

Notes to Financial Statements

1.	Organization

Prudential Investment Portfolios, Inc. 15 (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Maryland Corporation. These financial statements relate only to the PGIM ESG High Yield Fund (the “Fund”), a series of the RIC. The Fund is classified as a diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is to seek total return, through a combination of current income and capital appreciation.

2.	Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The RIC’s Board of Directors (the “Board”) has approved the Fund’s valuation policies and procedures for security valuation and designated to PGIM Investments LLC (“PGIM Investments” or the “Manager”) as the Valuation Designee pursuant to SEC Rule 2a-5(b) to perform the fair value determination relating to all Fund investments. Pursuant to the Board’s oversight, the Valuation Designee has established a Valuation Committee to perform the duties and responsibilities as valuation designee under SEC Rule 2a-5. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. A record of the Valuation Committee’s actions is provided to the Board at the first quarterly meeting following the quarter in which such actions take place.

For the fiscal reporting period-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur

PGIM ESG High Yield Fund     41

Notes to Financial Statements (continued)

when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurement.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Floating rate and other loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and

42

provide prices based on the average of such quotations. Floating rate and other loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy. Floating rate and other loans valued based on a single broker quote or at the original transaction price in excess of five business days are classified as Level 3 in the fair value hierarchy.

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach when quoted prices in broker-dealer markets are available but also includes consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Valuation Designee regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

PGIM ESG High Yield Fund     43

Notes to Financial Statements (continued)

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported net change in unrealized appreciation (depreciation) on investments and net realized gains (losses) on investment transactions on the Statements of Operations. Notwithstanding the above, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts, as defined in the prospectus, in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on forward and cross currency contracts. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the

44

terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Swap Agreements: The Fund entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. For OTC-traded, upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Credit Default Swaps (“CDS”): CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit

PGIM ESG High Yield Fund     45

Notes to Financial Statements (continued)

event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives, and as such, has entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Fund’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered into for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Fund is the seller of protection as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

46

Total Return Swaps: In a total return swap, one party receives payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pays a defined amount. The Fund is subject to risk exposures associated with the referenced asset in the normal course of pursuing its investment objectives. The Fund entered into total return swaps to manage its exposure to a security or an index. The Fund’s maximum risk of loss from counterparty credit risk is the change in the value of the security, in the Fund’s favor, from the point of entering into the contract.

Floating Rate and other Loans (i.e. bank loans): The Fund invested in floating rate and other loans. Floating rate and other loans include loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued in the floating rate and other loans market. The Fund acquire interests in loans directly (by way of assignment from the selling institution) and/or indirectly (by way of the purchase of a participation interest from the selling institution). Under a floating rate and other loans assignment, the Fund generally will succeed to all the rights and obligations of an assigning lending institution and become a lender under the loan agreement with the relevant borrower in connection with that loan. Under a floating rate and other loans participation, the Fund generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Fund generally will have the right to receive payments of principal, interest, and any fees to which they are entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Fund may not directly benefit from the collateral supporting the debt obligation in which they have purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund.

Master Netting Arrangements: The RIC, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

The RIC, on behalf of the Fund, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and

PGIM ESG High Yield Fund     47

Notes to Financial Statements (continued)

early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Schedule of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

Short sales and OTC contracts, including forward foreign currency exchange contracts, swaps, forward rate agreements and written options involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities, if applicable. Such risks may be mitigated by engaging in master netting arrangements.

Payment-In-Kind: The Fund invested in the open market or received pursuant to debt restructuring, securities that pay-in-kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded

48

as a separate bond when terms are different from the existing debt, and is recorded as interest income.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Offering and Organization Costs: Offering costs paid in connection with the initial offering of shares of the Fund are being amortized on a straight-line basis over twelve months from the date of commencement of operations. Organization costs paid in connection with the organization of the Fund were expensed as incurred.

Taxes: It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate. The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Expected Distribution Schedule to Shareholders*	Frequency
Net Investment Income	Monthly
Short-Term Capital Gains	Annually
Long-Term Capital Gains	Annually

*	Under certain circumstances, the Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.

PGIM ESG High Yield Fund     49

Notes to Financial Statements (continued)

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3. Agreements

The RIC, on behalf of the Fund, has a management agreement with the Manager pursuant to which it has responsibility for all investment advisory services and supervises the subadvisers’ performance of such services, and pursuant to which it renders administrative services.

The Manager has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its business unit PGIM Fixed Income, and PGIM Limited (collectively the “subadviser”). The Manager pays for the services of the subadviser.

Fees payable under the management agreement are computed daily and paid monthly. For the reporting period ended August 31, 2022, the contractual and effective management fee rates were as follows:

Contractual Management Rate	Effective Management Fee, before any waivers and/or expense reimbursements
0.50% of average daily net assets up to and including $250 million;	0.50%
0.475% on the next $500 million of average daily net assets;
0.45% on the next $750 million of average daily net assets;
0.425% on the next $500 million of average daily net assets;
0.40% on the next $500 million of average daily net assets;
0.375% on the next $500 million of average daily net assets; and
0.35% of average daily net assets over $3 billion.

The Manager has contractually agreed, through December 31, 2023, to limit total annual operating expenses after fee waivers and/or expense reimbursements. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or

50

reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. The expense limitations attributable to each class are as follows:

Class	Expense Limitations
A	0.80%
C	1.50
Z	0.54
R6	0.41

The RIC, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate based on average daily net assets per class. The distribution fees are accrued daily and payable monthly.

The Fund’s annual gross and net distribution rate, where applicable, are as follows:

Class	Gross Distribution Fee	Net Distribution Fee
A	0.25%	0.25%
C	1.00	1.00
Z	N/A	N/A
R6	N/A	N/A

For the reporting period ended August 31, 2022, PIMS received front-end sales charges (“FESL”) resulting from sales of certain class shares and contingent deferred sales charges (“CDSC”) imposed upon redemptions by certain shareholders. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs. The sales charges are as follows where applicable:

Class	FESL	CDSC
A	$—	$—
C	—	—

PGIM Investments, PGIM, Inc., PGIM Limited and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent and

PGIM ESG High Yield Fund     51

Notes to Financial Statements (continued)

shareholder servicing agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), a fund of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. The Fund may also invest in the PGIM Core Short-Term Bond Fund, pursuant to an exemptive order received from the Securities Exchange Commission (“SEC”), a fund of Prudential Investment Portfolios 2 (together with PGIM Core Ultra Short Bond Fund, the “Core Funds”) registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Funds. In addition to the realized and unrealized gains on investments in the Core Funds, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income”. Effective January 2022, the Fund changed its overnight cash sweep vehicle from the Core Fund to an unaffiliated money market fund.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the reporting period ended August 31, 2022, no 17a-7 transactions were entered into by the Fund.

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the reporting period ended August 31, 2022, were as follows:

Cost of Purchases	Proceeds from Sales
$27,710,365	$4,650,919

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the reporting period ended August 31, 2022, is presented as follows:

52

Value, Beginning of Period	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Period	Shares, End of Period	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Short-Term Bond Fund(1)(wf)
$—	$ 326,808	$ —	$358	$—	$327,166	35,873	$1,808

PGIM Core Ultra Short Bond Fund(1)(wf)
—	25,412,192	25,186,097	—	—	226,095	226,095	1,405
$—	$25,739,000	$25,186,097	$358	$—	$553,261		$3,213

(1)	The Fund did not have any capital gain distributions during the reporting period.
(wf)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Short-Term Bond Fund and PGIM Core Ultra Short Bond Fund.

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. In order to present total distributable earnings (loss) and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to total distributable earnings (loss) and paid-in capital in excess of par. For the period ended August 31, 2022, the adjustments were to decrease total distributable loss and decrease paid-in capital in excess of par by $8,861 due to non-deductible offering cost. Net investment income (loss), net realized gain (loss) on investments and foreign currency transactions and net assets were not affected by this change.

For the period ended August 31, 2022, the tax character of dividends paid by the Fund was $921,634 of ordinary income.

As of August 31, 2022, the accumulated undistributed earnings on a tax basis was $24,982 of ordinary income.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of August 31, 2022 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$25,754,458	$9,550	$(3,503,625)	$(3,494,075)

The difference between GAAP and tax basis is primarily attributable to deferred losses on wash sales, swaps, differences in the treatment of premium amortization for book and tax purposes and other GAAP to tax differences.

PGIM ESG High Yield Fund     53

Notes to Financial Statements (continued)

For federal income tax purposes, the Fund had a capital loss carryforward as of August 31, 2022 of approximately $409,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period.

7.	Capital and Ownership

The Fund offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 3.25%. Investors who purchase $500,000 or more of Class A shares and sell those shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1.00% on sales although these purchases are not subject to a front-end sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years after purchase. Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock, below.

The RIC is authorized to issue 96,525,000,000 shares of common stock, $0.01 par value per share, 1,500,000,000 of which are designated as shares of the Fund. The authorized shares of the Fund are currently classified and designated as follows:

Class	Number of Shares
A	200,000,000
C	300,000,000
Z	600,000,000
R6	400,000,000

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As of August 31, 2022, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

Class	Number of Shares	Percentage of Outstanding Shares
A	1,037	19.7%
C	1,032	76.8
Z	1,039	3.3
R6	2,601,821	100.0

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

	Number of Shareholders	Percentage of Outstanding Shares
Affiliated	1	98.5%
Unaffiliated	—	—

Transactions in shares of common stock were as follows:

Share Class	Shares	Amount

Class A
Period ended August 31, 2022*:
Shares sold	12,578	$ 118,125
Shares issued in reinvestment of dividends and distributions	155	1,395
Shares purchased	(7,477)	(65,936)
Net increase (decrease) in shares outstanding	5,256	$ 53,584

Class C
Period ended August 31, 2022*:
Shares sold	1,301	$ 13,000
Shares issued in reinvestment of dividends and distributions	42	376
Net increase (decrease) in shares outstanding	1,343	$ 13,376

Class Z
Period ended August 31, 2022*:
Shares sold	31,128	$ 292,554
Shares issued in reinvestment of dividends and distributions	808	7,081
Net increase (decrease) in shares outstanding	31,936	$ 299,635

Class R6
Period ended August 31, 2022*:
Shares sold	2,501,000	$25,009,990
Shares issued in reinvestment of dividends and distributions	100,821	912,589
Net increase (decrease) in shares outstanding	2,601,821	$25,922,579

*	Commencement of operations was December 08, 2021.

PGIM ESG High Yield Fund     55

Notes to Financial Statements (continued)

8.	Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Credit Risk: This is the risk that the issuer, the guarantor or the insurer of a fixed income security, or the counterparty to a contract, may be unable or unwilling to make timely principal and interest payments, or to otherwise honor its obligations. Additionally, fixed income securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The lower the credit quality of a bond, the more sensitive it is to credit risk.

Covenant-Lite Risk: Some of the loans or debt obligations in which the Portfolio may invest or get exposure to may be “covenant-lite”, which means the loans or obligations contain fewer financial maintenance covenants than other loans or obligations (in some cases, none) and do not include terms which allow the lender to monitor the borrower’s performance and declare a default if certain criteria are breached. An investment by the Portfolio in a covenant-lite loan may potentially hinder the ability to reprice credit risk associated with the issuer and reduce the ability to restructure a problematic loan and mitigate potential loss. The Portfolio may also experience difficulty, expenses or delays in enforcing its rights on its holdings of covenant-lite loans or obligations. As a result of these risks, the Portfolio’s exposure to losses may be increased, which could result in an adverse impact on the Portfolio’s net income and NAV.

Debt Obligations Risk: Debt obligations are subject to credit risk, market risk and interest rate risk. The Fund’s holdings, share price, yield and total return may also fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may not be able to reinvest at the same rate of interest and therefore would earn less income.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadviser’s ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” or may create economic leverage for the Fund. and therefore may magnify or otherwise increase investment losses to the Fund. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders.

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Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Over-the-counter derivative instruments also involve the risk that the other party will not meet its obligations to the Fund. The use of derivatives also exposes the Fund to operational issues, such as documentation and settlement issues, systems failures, inadequate control and human error.

Derivatives may also involve legal risks, such as insufficient documentation, the lack of capacity or authority of a counterparty to execute or settle a transaction, and the legality and enforceability of derivatives contracts. The U.S. Government and foreign governments have adopted (and may adopt further) regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements and risk exposure limitations. Regulation of derivatives may make derivatives more costly, limit their availability or utility to the Fund, or otherwise adversely affect their performance or disrupt markets.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, may at times result in unusually high market volatility, which could negatively impact performance. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Emerging Markets Risk: The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by non-U.S. investors, or that prevent non-U.S. investors from withdrawing their money at will.

The Fund may invest in some emerging markets that subject it to risks such as those associated with illiquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.

ESG Methodology Risk: Because the subadviser utilizes screens and other exclusionary tools in its ESG methodology, this may result in the Fund forgoing opportunities to make certain investments when it might otherwise be advantageous to do so, or sell investments based on its ESG methodology criteria when it might be otherwise disadvantageous for it to do so. In evaluating an issuer, the subadviser is dependent upon information and data, including from third party data providers, that may be incomplete, inaccurate, or unavailable, or that may present conflicting information and data with respect to an issuer,

PGIM ESG High Yield Fund     57

Notes to Financial Statements (continued)

which in each case could cause the subadviser to incorrectly assess an issuer’s business practices with respect to ESG. Issuers that are a assigned a higher ESG Impact Rating by the subadviser may underperform similar issuers that have a lower ESG Impact Rating and/or may underperform the market as a whole. As a result, the Fund may underperform funds that do not screen or score companies based on ESG factors or funds that use a different ESG methodology. ESG Impact Ratings are inherently subjective and the subadviser’s assessment of an issuer, based on the issuer’s level of involvement in a particular industry or the issuer’s ESG Impact Ratings may differ from that of other funds or an investor. As a result, the Fund may invest in issuers that do not reflect the beliefs or values of any particular investor and may not be deemed to exhibit positive or favorable ESG characteristics if different metrics were used to evaluate them.

Foreign Securities Risk: Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines. In addition, the Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table in the Fund’s prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

Interest Rate Risk: The value of your investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration debt securities. For example, a fixed income security with a duration of three years is expected to

58

decrease in value by approximately 3% if interest rates increase by 1%. This is referred to as “duration risk.” When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk.” The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Junk Bonds Risks: High-yield, high-risk bonds have predominantly speculative characteristics, including particularly high credit risk. Junk bonds tend to have lower market liquidity than higher-rated securities. The liquidity of particular issuers or industries within a particular investment category may shrink or disappear suddenly and without warning. The non-investment grade bond market can experience sudden and sharp price swings and become illiquid due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high profile default or a change in the market’s psychology.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Liquidity Risk: Liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. The Fund may invest in instruments that trade in lower volumes and are more illiquid than other investments. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Management Risk: The value of your investment may decrease if judgments by the subadviser about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements are incorrect.

PGIM ESG High Yield Fund     59

Notes to Financial Statements (continued)

Market Disruption and Geopolitical Risks: Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

COVID-19 and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. They have also had and may continue to result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. The occurrence, reoccurrence and pendency of public health epidemics could adversely affect the economies and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

New Fund Risk: The Fund recently commenced operations. As a new and relatively small fund, the Fund’s performance may not represent how the Fund is expected to or may perform in the long term if it becomes larger and after it has fully implemented its investment strategies. Investment positions may have a disproportionate impact (negative or positive) on performance in new and smaller funds. New and smaller funds may also require a period of time before they are invested in securities that meet their investment objectives

60

and policies and achieve a representative portfolio composition. Accordingly, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, and may not employ a successful investment strategy, either of which could result in the Fund being liquidated at any time without shareholder approval and/or at a time that may not be favorable for all shareholders. Such a liquidation could result in transaction costs and have negative tax consequences for shareholders.

Reference Rate Risk: The Fund may be exposed to financial instruments that are tied to the London Interbank Offered Rate (“LIBOR”) to determine payment obligations, financing terms, hedging strategies or investment value.

The United Kingdom’s Financial Conduct Authority announced a phase out of LIBOR such that after June 30, 2023, the overnight, 1-month, 3-month, 6-month and 12-month U.S. dollar LIBOR settings will cease to be published or will no longer be representative. All other LIBOR settings and certain other interbank offered rates, such as the Euro Overnight Index Average (“EONIA”), ceased to be published or representative after December 31, 2021. The Fund may have investments linked to other interbank offered rates that may also cease to be published in the future. Various financial industry groups have been planning for the transition away from LIBOR, but there remain challenges to converting certain securities and transactions to a new reference rate (e.g., the Secured Overnight Financing Rate (“SOFR”), which is intended to replace the U.S. dollar LIBOR).

Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR as well as loan facilities used by the Fund. While some existing LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, there may be significant uncertainty regarding the effectiveness of any such alternative methodologies to replicate LIBOR. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. Global regulators have advised market participants to cease entering into new contracts using LIBOR as a reference rate, and it is possible that investments in LIBOR-based instruments could invite regulatory scrutiny. In addition, a liquid market for newly-issued instruments that use a reference rate other than LIBOR still may be developing. There may also be challenges for the Fund to enter into hedging transactions against such newly-issued instruments until a market for such hedging transactions develops. All of the aforementioned may adversely affect the Fund’s performance or net asset value.

9.	Recent Accounting Pronouncement and Regulatory Developments

In March 2020, the FASB issued Accounting Standard Update (“ASU”) No. 2020-04, which provides optional guidance for applying GAAP to contract modifications, hedging relationships and other transactions affected by the reference rate reform if certain criteria are met. ASU 2020-04 is elective and is effective on March 12, 2020 through December 31,

PGIM ESG High Yield Fund     61

Notes to Financial Statements (continued)

2022. Management does not expect ASU 2020-04 to have a material impact on the financial statements.

62

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Prudential Investment Portfolios, Inc. 15 and Shareholders of PGIM ESG High Yield Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM ESG High Yield Fund (one of the funds constituting Prudential Investment Portfolios, Inc. 15, referred to hereafter as the “Fund”) as of August 31, 2022, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period December 8, 2021 (commencement of operations) through August 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2022, and the results of its operations, changes in its net assets and the financial highlights for the period December 8, 2021 (commencement of operations) through August 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

October 17, 2022

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

PGIM ESG High Yield Fund     63

Tax Information (unaudited)

For the period ended August 31, 2022, the Fund reports the maximum amount allowable but not less than 80.14% as interest related dividends in accordance with Section 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

In January 2023, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of dividends received by you in calendar year 2022.

64

Liquidity Risk Management Program (unaudited)

Consistent with Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “LRMP”). The Fund’s LRMP seeks to assess and manage the Fund’s liquidity risk, which is defined as the risk that the Fund is unable to meet investor redemption requests without significantly diluting the remaining investors’ interests in the Fund. The Board has approved PGIM Investments LLC (“PGIM Investments”), the Fund’s investment manager, to serve as the administrator of the Fund’s LRMP. As part of its responsibilities as administrator, PGIM Investments has retained a third party to perform certain functions, including providing market data and liquidity classification model information.

The Fund’s LRMP includes a number of processes designed to support the assessment and management of its liquidity risk. In particular, the Fund’s LRMP includes no less than annual assessments of factors that influence the Fund’s liquidity risk; no less than monthly classifications of the Fund’s investments into one of four liquidity classifications provided for in the Liquidity Rule; a 15% of net assets limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); establishment of a minimum percentage of the Fund’s assets to be invested in investments classified as “highly liquid” (as defined under the Liquidity Rule) if the Fund does not invest primarily in highly liquid investments; and regular reporting to the Board.

At a meeting of the Board on March 1-3, 2022, PGIM Investments provided a written report (“LRMP Report”) to the Board addressing the operation, adequacy, and effectiveness of the Fund’s LRMP, including any material changes to the LRMP for the period from January 1, 2021 through December 31, 2021 (“Reporting Period”). The LRMP Report concluded that the Fund’s LRMP was reasonably designed to assess and manage the Fund’s liquidity risk and was adequately and effectively implemented during the Reporting Period. There were no material changes to the LRMP during the Reporting Period. The LRMP Report further concluded that the Fund’s investment strategies continue to be appropriate given the Fund’s status as an open-end fund.

There can be no assurance that the LRMP will achieve its objectives in the future. Additional information regarding risks of investing in the Fund, including liquidity risks presented by the Fund’s investment portfolio, is found in the Fund’s Prospectus and Statement of Additional Information.

PGIM ESG High Yield Fund

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 97

President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).

		None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 97

Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

		Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM ESG High Yield Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 94

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).

Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).

Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 96

Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).

Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).

Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 97

Retired; Member (November 2014-September 2022) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly Executive Committee of the IDC Board of Governors (October 2019-December 2021); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).

		None.	Since September 2013

Visit our website at pgim.com/investments

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 93

A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).

Independent Director, Andela (since January 2022) (global talent network); Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).

Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 96

Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).

		None.	Since March 2018

PGIM ESG High Yield Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 96

Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.

		Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

Visit our website at pgim.com/investments

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 96

President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); President and PEO (since September 2022) of the PGIM Private Credit Fund; President and PEO (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).

		None.	Since January 2012

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 97

Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President (since September 2022) of the PGIM Private Credit Fund; Vice President (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).

		None.	Since March 2010

PGIM ESG High Yield Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer

Chief Legal Officer (since September 2022) of the PGIM Private Credit Fund; Chief Legal Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Since December 2005

Isabelle Sajous 1976 Chief Compliance Officer

Chief Compliance Officer (since April 2022) of PGIM Investments LLC, the PGIM Funds, Target Funds, PGIM ETF Trust, PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc.; Chief Compliance Officer (since September 2022) of the PGIM Private Credit Fund; Chief Compliance Officer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Vice President, Compliance of PGIM Investments LLC (since December 2020); formerly Director, Compliance (July 2018-December 2020) of Credit Suisse Asset Management LLC; and Vice President, Associate General Counsel & Deputy Chief Compliance Officer of Cramer Rosenthal McGlynn, LLC (August 2014-July 2018).

Since April 2022

Andrew R. French 1962 Secretary

Vice President (since December 2018) of PGIM Investments LLC; Secretary (since September 2022) of the PGIM Private Credit Fund; Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.

Since October 2006

Melissa Gonzalez 1980 Assistant Secretary

Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.

Since March 2020

Visit our website at pgim.com/investments

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Patrick E. McGuinness 1986 Assistant Secretary

Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.

Since June 2020

Debra Rubano 1975 Assistant Secretary

Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).

Since December 2020

Kelly A. Coyne 1968 Assistant Secretary

Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010); Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.

Since March 2015

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer

Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); Principal Financial Officer (since September 2022) of the PGIM Private Credit Fund; Principal Financial Officer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly, Treasurer and Principal Accounting Officer (March 2022- July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).

Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer

Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; formerly Assistant Treasurer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.

Since October 2019

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

PGIM ESG High Yield Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Elyse M. McLaughlin 1974 Assistant Treasurer

Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.

Since October 2019

Kelly Florio 1978 Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since December 2021) of Prudential; formerly, Head of Fraud Risk Management (October 2019 to December 2021) at New York Life Insurance Company; formerly, Head of Key Risk Area Operations (November 2018 to October 2019), Director of the US Anti-Money Laundering Compliance Unit (2009-2018) and Bank Loss Prevention Associate (2006 -2009) at MetLife.

Since June 2022

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Mutual Funds, Target Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM Private Real Estate Fund, Inc., PGIM Private Credit Fund, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

Visit our website at pgim.com/investments

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgim.com/investments

PROXY VOTING

The Board of Directors of the Fund has delegated to the Fund’s subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS

Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Claudia DiGiacomo, Chief Legal Officer • Isabelle Sajous, Chief Compliance Officer • Kelly Florio, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick E. McGuinness, Assistant Secretary • Debra Rubano, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse M. McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISERS	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

	PGIM Limited	Grand Buildings, 1-3 Strand Trafalgar Square London, WC2N 5HR United Kingdom

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM High Yield Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to that Director at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

  Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM ESG HIGH YIELD FUND

SHARE CLASS	A	C	Z	R6

NASDAQ	PGANX	PGAUX	PGAVX	PGAQX

CUSIP	74442J802	74442J885	74442J877	74442J869

MF249E

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Ms. Grace C. Torres, member of the Board’s Audit Committee is an “audit committee financial expert,” and that she is “independent,” for purposes of this item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended August 31, 2022 and August 31, 2021, PricewaterhouseCoopers LLP (“PwC”), the registrant’s principal accountant, billed the registrant $134,000 and $88,500 for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended August 31, 2022 and August 31, 2021, PwC did not bill the Registrant for audit-related services.

For the fiscal years ended August 31, 2022 and August 31, 2021, fees of $0 and $4,265 were billed to the Registrant for services rendered by KPMG LLP (the registrant’s prior principal accountant) in connection with the auditor transition.

For the fiscal years ended August 31, 2022 and August 31, 2021, fees of $0 and $2,836 were billed to the Registrant for services rendered by KPMG LLP in connection with an accounting system conversion and were paid by The Bank of New York Mellon.

(c)Tax Fees

For the fiscal years ended August 31, 2022 and August 31, 2021: none.

(d) All Other Fees

For the fiscal years ended August 31, 2022 and August 31, 2021: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PGIM MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each PGIM Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services.

Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the PGIM Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the PGIM Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e)	(2) Percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X –

	Fiscal Year Ended August 31, 2022	Fiscal Year Ended August 31, 2021
4(b)	Not applicable.	0%
4(c)	Not applicable.	Not applicable.
4(d)	Not applicable.	Not applicable.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended August 31, 2022 and August 31, 2021 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as the Registrant’s principal accountant has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

(i) Not applicable.

(j) Not applicable.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Controls and Procedures - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable.

Item 13 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Investment Portfolios, Inc. 15

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	October 17, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	October 17, 2022

By:	/s/ Christian J. Kelly
Christian J. Kelly
Treasurer and Principal Financial and Accounting Officer

Date:	October 17, 2022